UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2015

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Limited Maturity Obligations
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	LIMITED MATURITY OBLIGATIONS

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	41

Financial Statements	84

Financial Highlights	92

Notes to Financial Statements	106

Other Information	134

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Limited Maturity Obligations Fund invests in a broad range of high quality, U.S. dollar-denominated money market and other fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund is not a money market fund and does not attempt to maintain a stable net asset value. The Fund is subject to NAV risk, which means that the net asset value of the Fund and the value of investments in the Fund will fluctuate. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Because the Fund may invest heavily in specific sectors (for example, the financial services sector), the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Investments in asset-backed and receivables-backed securities are subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

Shifting expectations about global economic growth and the timing of a potential Federal Reserve (“Fed”) interest rate hike, along with falling commodities prices, influenced the performance of the global fixed income markets during the six months ended September 30, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2015, the performance of spread, or non-government bond, sectors was mixed. U.S. Treasury yields rose, as U.S. economic data improved, including positive surprises in inflation and retail sales. First quarter 2015 U.S. Gross Domestic Product (“GDP”) was revised upwards from -0.7% to a seasonally adjusted annualized rate of -0.2%. The upward revision stemmed in part from stronger than estimated consumer spending and inventory data. U.S. dollar gains hit a roadblock during the second calendar quarter on uncertainty around the Fed’s plans for raising interest rates in 2015. The Eurozone’s economic progress took a back seat to the seemingly intractable challenges surrounding Greece.

In the third quarter of 2015, spread sectors underperformed U.S. Treasuries as the outlook for the global economy grew cloudy. Investors focused on slowing economic growth in China, the devaluation of the Chinese renminbi and an unexpected increase in market volatility. Oil and commodities prices dropped to new lows, partly because of falling demand from China. Uncertainty about the timing of potential Fed policy tightening became an increasingly key theme. Surprisingly to many, the Fed chose to leave rates unchanged at its September 2015 policy meeting, citing conditions in the global economy. Although the U.S. economy continued to improve, economic growth in other developed countries softened and emerging markets economies broadly weakened. Despite accommodative monetary policies by many global central banks, inflation remained subdued in the world’s major economies.

For the Reporting Period overall, U.S. Treasuries performed strongly, outpacing other fixed income sectors with the exception of asset-backed securities. High yield corporate bonds underperformed U.S. Treasuries the most, followed by investment grade corporate bonds, sovereign emerging market debt and agency securities. Commercial mortgage-backed securities and residential mortgage-backed securities also underperformed U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, as longer-term yields rose more than intermediate-term yields, and shorter-term yields edged down. The yield on the bellwether 10-year U.S. Treasury rose approximately 18 basis points to 2.04%. (A basis point is 1/100th of a percentage point.)

Looking Ahead

At the end of the Reporting Period, we had not changed our broadly positive view for the global economy, though we did see less cause for optimism. We believe the economic slowdown in the emerging markets is constraining global economic growth overall. Further, in our view, U.S. and European economic momentum is moderating, and Japan is facing stronger headwinds. The risks of policy missteps in China have manifested, in our view, raising the prospect of further volatility in the fixed income markets. Additionally, we think the benefits of lower oil prices are fading, with no end in sight for the downward trend in the commodities markets.

We believed, at the end of the Reporting Period, that the U.S. economy was caught in the cross-currents of domestic strength and global weakness. In our view, the U.S. is likely to

MARKET REVIEW

benefit from labor market tightening as well as from improvements in the housing market and in retail sales. Risks include tight financial conditions and weak global demand, while we believe that production cuts in the energy sector could have an impact on capital expenditures. Although the Fed may yet raise rates in 2015, we believe the odds of a delay are growing.

In the Eurozone, economic growth momentum appears to have flattened. The Syrian refugee crisis seems to have replaced worries about a potential Greek exit as the dominant policy challenge. We think the European Central Bank is likely to expand its quantitative easing in early 2016. In the U.K., we expect economic growth data to remain positive and believe an interest rate hike by the Bank of England in early 2016 is possible. However, we do not expect the U.K. central bank to move before the Fed acts. Japan faces a possible relapse into recession, and we believe the Bank of Japan will probably ease again in the near term. In the emerging markets, we believe that economic growth has weakened under the combined pressures of the commodities slump, China’s economic slowdown, U.S. dollar strength and fears of Fed policy tightening.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration and IR Shares generated cumulative total returns, without sales charges, of -0.20%, 0.08%, -0.05% and -0.08%, respectively. These returns compare to the 0.19% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (“BofA ML Six-Month U.S. Treasury Bill Index”) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (“BofA ML One-Year U.S. Treasury Note Index”), which generated cumulative total returns of 0.17% and 0.21%, respectively, over the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.03%. This return compares to the 0.10% cumulative total return of the Enhanced Income Composite during the same period. The BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index, comprising the Enhanced Income Composite in equal parts, generated cumulative total returns of 0.11% and 0.08%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. On the other hand, our duration and yield curve positioning strategy contributed positively to the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Bottom-up individual issue selection of corporate bonds boosted results, partially offset by selection amongst securitized and government securities, which detracted. The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Our cross-sector strategy detracted from the Fund’s results during the Reporting Period overall due mostly to its exposure to the corporate credit sector as spreads, or yield differentials to U.S. Treasuries, widened. During the Reporting Period, corporate spreads hovered around their widest levels since 2012, driven by increased market volatility linked to lower commodity prices, a potential slowdown in Chinese economic growth and prolonged accommodative monetary policy in the U.S. In addition, exposure to asset-backed securities detracted from Fund performance. The Fund’s exposure to U.S. swap spreads added value. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Our individual security selection strategies overall contributed positively to the Fund’s relative results during the Reporting Period, especially individual selection of corporate bonds. This was slightly offset by selection of government securities and asset-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to the Fund’s results during the Reporting Period. The U.S. Treasury yield curve steepened during the Reporting Period, as short-term yields declined modestly, while long-term yields rose. The 10-year U.S. Treasury yield rose approximately 11 basis points to end the Reporting Period at 2.04%. (A basis point is 1/100th of a percentage point.)

The third quarter of 2015 was the main driver of Fund performance during the Reporting Period given the Fund’s overweight to the two-year and three-year nodes, or points, of the U.S. Treasury yield curve. We believe that soft, or muted, inflation data, tight financial conditions and an unwillingness to surprise a market not pricing in a September 2015 lift-off, or interest rate hike, drove the Federal Reserve’s (the “Fed”) decision to keep interest rates constant at its September 2015 meeting. Noting potential risks from global economic and financial developments, at the end of the Reporting Period, we expected the Fed to hike rates in December 2015 or early 2016.

During the Reporting Period, the Fund maintained a moderate short duration positive relative to the Enhanced Income Composite. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasuries and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in asset-backed securities and investment grade corporate bonds. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Enhanced Income Composite Index[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	-0.20%	0.19%	0.17%	0.21%	0.59%	0.57%
Institutional	0.08	0.19	0.17	0.21	0.93	0.92
Administration	-0,05	0.19	0.17	0.21	0.68	0.67
Class IR	-0.08	0.19	0.17	0.21	0.84	0.83
July 31, 2015– September 30, 2015
Class R6	0.03%	0.10%	0.11%	0.08%	0.91%	0.90%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bill with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.93%	-0.29%	1.37%	1.97%	8/2/00
Institutional	-0.14	0.38	1.90	2.44	8/2/00
Administration	-0.39	0.13	1.66	2.21	8/2/00
Class IR	-0.23	0.30	N/A	0.33	7/30/10
Class R6	N/A	N/A	N/A	0.03	7/31/15

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Administration Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.72%
Institutional	0.35	0.38
Administration	0.60	0.63
Class IR	0.44	0.47
Class R6	0.33	0.36

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016. and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 0.01%, -0.36%, 0.18%, -0.07%, 0.14% and -0.11%, respectively. These returns compare to the 0.34% cumulative total return of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.67%. This return compares to the 0.80% cumulative total return of the Barclays Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall contributed positively to Fund results, specifically within the securitized and government/swaps sectors.

Our duration strategy had a rather neutral impact on the Fund’s performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overweighted allocations to commercial mortgage-backed securities, U.S. agency debt and asset-backed securities — tactical positions taken within our cross-sector strategy — detracted from the Fund’s relative results during the Reporting Period, more than offsetting the positive contribution of its exposure to mortgage-backed securities overall and to U.S. swap spreads. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection within the securitized sector was bolstered most by selection within the coupon stack as well as by specific selection of mortgage-backed securities, including pass-throughs, and collateralized mortgage obligations, which more than offset the detracting effect of sub-sector selection within the asset-backed securities sector. (Coupon stack is the spectrum of coupons available within a given sector.) The use of mortgage-backed securities forward agreements (known as “TBAs”) to efficiently manage certain of its mortgage-backed securities positions also helped. Our government/swaps strategy performed positively primarily because of our tactical auction trades and steepener positions. The government/ swaps selection strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to

PORTFOLIO RESULTS

implement our views in the Fund. (A yield curve steepener position typically describes an investment position that benefits from an increase in long-term yields relative to shorter-term yields, or a decrease in short-term yields relative to longer-term yields, but is neutral with respect to overall increases or decreases in yields across the yield curve. A steepener position will generally decrease in value in response to either an increase in short-term yields relative to longer-term yields, or a decrease in long-term yields relative to shorter-term yields.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Yield curve positioning, including tactical auction trades and steepener positions, contributed positively to the Fund’s relative results during the Reporting Period. Overall, outright duration positioning did not materially impact Fund returns during the Reporting Period. The Fund began the Reporting Period with a short duration relative to that of the Barclays Index. We gradually lengthened the Fund’s duration, making adjustments throughout as market conditions shifted, moving to a modestly longer duration than that of the Barclays Index by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s position in agency mortgage-backed securities during the Reporting Period, but maintained an underweighted allocation relative to the Barclays Index throughout. Additionally, as mentioned earlier, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	At the end of September 2015, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in quasi-government securities, especially agency non-government guaranteed securities, as well as in asset-backed securities, commercial mortgage-backed securities and, to a lesser degree, residential mortgage-backed securities. The Fund was underweight relative to the Barclays Index in U.S. government securities. On a contribution to duration basis, it should be noted, the Fund was modestly underweight residential mortgage-backed securities broadly and, in particular, agency mortgage-backed securities at the end of September 2015. The Fund had a modestly longer duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.01%	0.34%	1.45%	1.36%
Class C	-0.36	0.34	0.76	0.67
Institutional	0.18	0.34	1.84	1.75
Service	-0.07	0.34	1.35	1.25
Class IR	0.14	0.34	1.75	1.66
Class R	-0.11	0.34	1.26	1.17
July 31, 2015– September 30, 2015
Class R6	0.67%	0.80%	1.83%	1.73%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Barclays Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.64%	1.29%	3.31%	4.90%	2/10/93
Class C	0.45	1.31	2.94	3.87	8/15/97
Institutional	2.56	2.42	4.07	5.03	8/15/97
Service	2.06	1.89	3.54	4.50	8/15/97
Class IR	2.47	2.31	N/A	3.60	11/30/07
Class R6	N/A	N/A	N/A	0.67	7/31/15
Class R	1.96	1.81	N/A	3.10	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.91%	1.05%
Class C	1.66	1.80
Institutional	0.58	0.71
Service	1.07	1.21
Class IR	0.66	0.80
Class R6	0.56	0.69
Class R	1.16	1.30

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.46%, -0.29%, -0.53% and -0.34%, respectively. These returns compare to the 0.02% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (“BofA ML Three-Month U.S. Treasury Bill Index”).

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -0.15%. This return compares to the 0.02% cumulative total return of the BofA ML Three-Month U.S. Treasury Bill Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also detracted from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection overall was positive, especially amongst corporate bonds and government/swap securities.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary detractor from the Fund’s results during the Reporting Period, with exposure to corporate bonds and agency mortgage-backed securities hurting most, as spreads, or yield differentials to U.S. Treasuries, widened. During the Reporting Period, corporate spreads hovered around their widest levels since 2012, driven by increased market volatility linked to lower commodity prices, a potential slowdown in Chinese economic growth and prolonged accommodative monetary policy in the U.S. Agency mortgage-backed securities underperformed duration-neutral U.S. Treasuries by approximately 20 basis points in September 2015 largely as a result of increased market volatility and spread widening along with other risk assets. (A basis point is 1/100th of a percentage point.)

Individual issue selection of corporate bonds and of government securities within the government/swaps sector contributed positively to Fund results during the Reporting Period. Selection within the securitized sector added value as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to a core underweighted position in U.S. Treasury securities held

PORTFOLIO RESULTS

during the Reporting Period. More specifically, the Fund’s tactical duration positioning detracted from relative results due to an underweighted position in the 10-year and 20-year nodes, or points, of the U.S. Treasury yield curve as well as in the three-year node.

The U.S. Treasury yield curve steepened during the Reporting Period, as short-term yields declined modestly, while long-term yields rose. The 10-year U.S. Treasury yield rose approximately 11 basis points to end the Reporting Period at 2.04%. We believe that soft, or muted, inflation data, tight financial conditions and an unwillingness to surprise a market not pricing in a September 2015 lift-off, or interest rate hike, drove the Federal Reserve’s (the “Fed”) decision to keep interest rates constant at its September 2015 meeting. Noting potential risks from global economic and financial developments, at the end of the Reporting Period, we expected the Fed to hike rates in December 2015 or early 2016.

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to residential mortgage-backed securities, asset-backed securities and government securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in cash and quasi-government securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Three-Month U.S. Treasury Bill Index. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Three-Month U.S. Treasury Bill Index by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	BofA ML Three- Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.46%	0.02%	0.13%	0.04%
Institutional	-0.29	0.02	0.47	0.38
Service	-0.53	0.02	0.01	-0.12
Class IR	-0.34	0.02	0.38	0.29

July 31, 2015– September 30, 2015
Class R6	-0.15%	0.02%	0.39%	0.30%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.36%	-0.35%	1.02%	2.67%	5/15/95
Institutional	-0.62	0.24	1.50	3.37	7/17/91
Service	-0.98	-0.21	1.03	2.27	3/27/97
Class IR	-0.71	0.13	N/A	0.49	11/30/07
Class R6	N/A	N/A	N/A	-0.15	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.66%	0.90%
Institutional	0.36	0.56
Service	0.73	1.07
Class IR	0.45	0.65
Class R6	0.34	0.54

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -2.43%, -2.70%, -2.20%, -2.25% and -2.52%, respectively. These returns compare to the -2.20% cumulative total return of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Barclays U.S. TIPS Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -1.40%. This return compares to the -1.35% cumulative total return of the Barclays U.S. TIPS Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our cross-sector strategy detracted most from the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Bottom-up individual issue selection of various maturity U.S. Treasury inflation-protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

Our duration and yield curve positioning strategy together contributed positively, to the Fund’s results. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Positioning in derivatives, implemented via our cross-sector strategy, detracted from the Fund’s relative results, especially in September 2015.

Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was the Fund’s overweight to short duration TIPS, i.e. those with maturities of less than two years, and to long duration TIPS, i.e. those with maturities greater than 15 years, especially in August and September 2015.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combination of the Fund’s U.S. duration and yield curve positioning contributed positively, albeit modestly, to its relative results during the Reporting Period. Overall, the Fund had a modestly short to neutral duration relative to

PORTFOLIO RESULTS

that of the Barclays U.S. TIPS Index through most of the Reporting Period. We maintained this stance in response to a downturn in economic data from China as well as to dovish commentary from the European Central Bank, which we saw as offsetting a strengthening U.S. economy. (Dovish commentary is commentary that is not strong or aggressive; opposite of hawkish.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps were used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to express our views on interest rate volatility and an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. For example, the summer months are usually highlighted by weak inflation technicals, and, as such, we modestly reduced the Fund’s exposure to TIPS during these months. Indeed, inflation breakeven rates fell during the summer of 2015, with 10-year breakeven inflation rates declining 32 basis points since April 2015 to close September 2015 at 1.41%. (A basis point is 1/100th of a percentage point.) Unleaded gas prices also fell during the summer of 2015, causing breakevens to narrow. Also, we adjusted the Fund’s duration and yield curve positioning as market conditions shifted during the Reporting Period. (Breakeven inflation is the difference between the nominal yield on a fixed rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality.)

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	Consumer Price Index (“CPI”) data show that prices were unchanged for the 12 months ended September 2015 on a seasonally unadjusted basis. Much of the flat inflation reading can be attributed to the collapse in energy-related commodity prices, as core CPI (which excludes food and energy) was up 1.9% for the 12 months ended September 2015. Outside of the negative contribution from energy, positive inflation readings were being driven by medical care, shelter (a result of a recovering housing market) and a strengthening U.S. dollar (which kept downward pressure on the prices of imported goods).

At the end of September 2015, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. We maintained our bias toward the short, i.e. less than two years, and long, i.e. more than 15 years, ends of the TIPS rate curve, where, in our view, securities appeared to be inexpensive versus inflation expectations. The Fund had a marginally shorter duration than the Barclays U.S. TIPS Index at the end of the Reporting Period, as we expect the Fed to raise interest rates either later in 2015 or in early 2016.

We recognize that seasonal factors may be a headwind to the TIPS sector performance through early in the fourth quarter of 2015. Going forward, we intend to continue closely monitoring macro developments both domestically and abroad for the potential impact on inflation expectations.

FUND BASICS

Inflation Protected Securities Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-2.43%	-2.20%	0.02%	-0.28%
Class C	-2.70	-2.20	-0.71	-1.01
Institutional	-2.20	-2.20	0.35	0.03
Class IR	-2.25	-2.20	0.27	-0.04
Class R	-2.52	-2.20	-0.23	-0.54
July 31, 2015– September 30, 2015
Class R6	-1.40%	-1.35%	0.36%	0.04%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-5.44%	1.25%	3.41%	8/31/07
Class C	-3.48	1.29	3.18	8/31/07
Institutional	-1.36	2.39	4.30	8/31/07
Class IR	-1.49	2.27	3.51	11/30/07
Class R6	N/A	N/A	-1.40	7/31/15
Class R	-1.95	1.80	3.03	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares, Class R6 Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.96%
Class C	1.44	1.71
Institutional	0.35	0.62
Class IR	0.45	0.71
Class R6	0.33	0.60
Class R	0.95	1.22

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 8.7 and 9.3 years, respectively, at September 30, 2015 and March 31, 2015.

PORTFOLIO RESULTS

Goldman Sachs Limited Maturity Obligations Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Limited Maturity Obligations Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated cumulative total returns, without sales charges, of 0.23% and 0.11%, respectively. These returns compare to the 0.09% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index (“BofA ML 3-6 Month U.S. Treasury Bill Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Bottom-up individual issue selection amongst corporate bonds, municipal securities and government/agency securities were the main drivers of performance during the Reporting Period, contributing positively.

Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy also dampened the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of government securities and corporate bonds. The key contributor to relative results was selection amongst government and agency securities of short maturity. Selection amongst municipal securities also proved effective.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. A shorter duration position than the BofA ML 3-6 Month U.S. Treasury Bill Index detracted from returns, as an underweight to the three-month and six-month nodes, or points, of the U.S. Treasury yield curve weighed on performance.

The U.S. Treasury yield curve steepened during the Reporting Period, as short-term yields declined modestly, while long-term yields rose. The 10-year U.S. Treasury yield rose approximately 11 basis points to end the Reporting Period at 2.04%. (A basis point is 1/100th of a percentage point.) We believe that soft, or muted, inflation data, tight

PORTFOLIO RESULTS

financial conditions and an unwillingness to surprise a market not pricing in a September 2015 lift-off, or interest rate hike, drove the Federal Reserve’s (the “Fed”) decision to keep interest rates constant at its September 2015 meeting. Noting potential risks from global economic and financial developments, at the end of the Reporting Period, we expected the Fed to hike rates in December 2015 or early 2016.

During the Reporting Period, the Fund maintained a short duration position relative to the BofA ML 3-6 Month U.S. Treasury Bill Index, ending the Reporting Period with a weighted average maturity of 61 days. (The weighted average maturity of a fund is a measure of its price sensitivity to changes in interest rates.) As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on February 28, 2014, it was not a matter of making changes during the Reporting Period but of continuing to build the portfolio. That said, the Fund’s weighting in corporate obligations increased during the Reporting Period, and its exposure to municipal debt obligations decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	At the end of the Reporting Period, the Fund had built an emphasis on municipal securities, repurchase agreements, corporate credit and asset-backed commercial paper. The Fund also had a significant portion of its assets in cash and cash equivalents at the end of September 2015.

FUND BASICS

Limited Maturity Obligations Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	BofA ML 3-6 Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Institutional	0.23%	0.09%	0.53%	-0.98%
Administration	0.11	0.09	0.29	-1.21

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The BofA ML 3-6 Month U.S. Treasury Bill Index is unmanaged, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Institutional	0.42%	0.37%	2/28/14
Administration	0.17	0.13	2/28/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.19%	4.62%
Administration	0.42	4.87

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.17%, -0.03%, 0.34%, 0.09% and 0.30%, respectively. These returns compare to the 0.40% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.08%. This return compares to the 0.28% cumulative total return of the BofA ML Two-Year U.S. Treasury Note Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary detractor from relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our duration and yield curve positioning strategies contributed positively to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection overall contributed positively. Security selection amongst mortgage-backed securities and government/swap securities proved especially effective, partially offset by selection among Treasury inflation-protected securities (“TIPS”) within the government/swaps sector, which detracted.

The duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/ or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary detractor from the Fund’s results during the Reporting Period. The majority of underperformance came from exposures to agency mortgage-backed securities and agency debentures, which lagged U.S. Treasuries largely as a result of increased market volatility and spread, or yield differentials to U.S. Treasuries, widening along with other risk assets. These detractors were partially offset by exposure to U.S. Treasury swaps, which added value.

Individual issue selection within the securitized sector contributed positively to Fund results, primarily our selection of premium coupon mortgage-backed securities. Selection of government securities also buoyed returns, slightly offset by selection of TIPS within the government/swaps sector, which detracted.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period. During May, July and August 2015 the Fund’s tactical duration positioning contributed positively to performance due to an overweight to the five-year and seven-year nodes, or points, of the U.S. Treasury yield curve.

The U.S. Treasury yield curve steepened during the Reporting Period, as short-term yields declined modestly, while long-term yields rose. The 10-year U.S. Treasury yield rose approximately 11 basis points to end the Reporting Period at 2.04%. (A basis point is 1/100th of a percentage point.) We believe that soft, or muted, inflation data, tight financial conditions and an unwillingness to surprise a market not pricing in a September 2015 lift-off, or interest rate hike, drove the Federal Reserve’s (the “Fed”) decision to keep interest rates constant at its September 2015 meeting. Noting potential risks from global economic and financial developments, at the end of the Reporting Period, we expected the Fed to hike rates in December 2015 or early 2016. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities, mortgage-backed securities and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in government securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Two-Year U.S. Treasury Note Index. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Two-Year U.S. Treasury Note Index by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.17%	0.40%	0.42%	0.33%
Class C	-0.03	0.40	0.03	-0.39
Institutional	0.34	0.40	0.76	0.67
Service	0.09	0.40	0.26	0.18
Class IR	0.30	0.40	0.67	0.58
July 31, 2015– September 30, 2015
Class R6	0.08%	0.28%	0.76%	0.67%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The BofA ML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.20%	0.09%	2.48%	3.49%	5/1/97
Class C	-0.79	0.03	2.09	2.82	8/15/97
Institutional	0.60	0.76	3.00	4.96	8/15/88
Service	0.09	0.25	2.49	3.59	4/10/96
Class IR	0.51	0.67	N/A	2.29	11/30/07
Class R6	N/A	N/A	N/A	0.08	7/31/15

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.93%
Class C	1.23	1.69
Institutional	0.49	0.59
Service	0.99	1.10
Class IR	0.58	0.68
Class R6	0.47	0.57

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.19%, 0.00%, 0.36%, 0.32% and 0.07%, respectively. These returns compare to the 0.54% cumulative total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated cumulative total returns of 0.37% and 0.70%, respectively, over the same time period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of 0.06%. This return compares to the 0.44% cumulative total return of the Short Duration Income Composite during the same period. The Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, comprising the Short Duration Income Composite in equal parts, generated cumulative total returns of 0.37% and 0.49%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy detracted from the Fund’s results during the Reporting Period as well. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy more modestly detracted from the Fund’s performance. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our country strategy added to relative results, with performance driven by relative value trades. Our currency strategy also contributed positively. The Japanese yen, where the Fund was overweighted, was the best performing currency against the U.S. dollar, appreciating approximately 2.19% during the Reporting Period. The Japanese yen benefited from general uncertainty surrounding U.S. Federal Reserve (“Fed”) policy and the Fed’s decision not to raise interest rates at its September 2015 meeting.

Bottom-up individual issue selection amongst the corporate, government and emerging markets debt sectors contributed positively to the Fund’s results, while individual issue selection amongst the securitized debt sector detracted.

The duration, country, currency and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Sector positioning detracted from the Fund’s results during the Reporting Period, with an overweight to the corporate sector hurting most, as spreads, or yield differentials to U.S. Treasuries, widened. During the Reporting Period, corporate spreads hovered around their widest levels since 2012, driven by increased market volatility linked to lower commodity prices, a potential slowdown in Chinese economic growth and prolonged accommodative monetary policy in the U.S. In addition, exposure to emerging market debt dampened the Fund’s relative results, as sovereign spreads widened

PORTFOLIO RESULTS

significantly, closing the Reporting Period at 433 basis points over U.S. Treasuries. (A basis point is 1/100th of a percentage point.)

The Fund’s exposure to U.S. swap spreads added value. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates.)

Individual issue selection of high yield corporate bonds and shorter-dated investment grade corporate bonds contributed positively to Fund results during the Reporting Period. In addition, effective selection within the government/ swaps and emerging market debt sectors contributed positively. Such positive contributors were slightly offset, however, by individual selection within the securitized sector, particularly selection of asset-backed securities and mortgage-backed securities, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted modestly from its results during the Reporting Period, with the majority of negative return attributable to positioning in the 10-year and 30-year nodes, or points, of the U.S. Treasury yield curve.

The U.S. Treasury yield curve steepened during the Reporting Period, as short-term yields declined modestly, while long-term yields rose. The 10-year U.S. Treasury yield rose approximately 11 basis points to end the Reporting Period at 2.04%. (A basis point is 1/100th of a percentage point.) We believe that soft, or muted, inflation data, tight financial conditions and an unwillingness to surprise a market not pricing in a September 2015 lift-off, or interest rate hike, drove the Federal Reserve’s (the “Fed”) decision to keep interest rates constant at its September 2015 meeting. Noting potential risks from global economic and financial developments, at the end of the Reporting Period, we expected the Fed to hike rates in December 2015 or early 2016.

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to asset-backed securities, investment grade corporate bonds and commercial mortgage-backed securities increased during the Reporting Period. A corresponding decrease in allocation was concentrated in government securities, residential mortgage-backed securities, municipal bonds and high yield corporate bonds. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the Short Duration Income Composite. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the Short Duration Income Composite by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2015?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund also had exposure to government bonds and quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite Index[2]	Barclays U.S. 1-5 Year Corporate Bond Index[3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	0.19%	0.54%	0.37%	0.70%	1.75%	1.59%
Class C	0.00	0.54	0.37	0.70	1.37	0.87
Institutional	0.36	0.54	0.37	0.70	2.11	1.96
Class IR	0.32	0.54	0.37	0.70	2.02	1.86
Class R	0.07	0.54	0.37	0.70	1.47	1.31

July 31, 2015– September 30, 2015
Class R6	0.06%	0.44%	0.37%	0.49%	1.99%	1.83%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Composite Index is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Barclays U.S. 1-5 Year Government Bond Index (50%).

[3]	The Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/15	One Year	Since Inception	Inception Date
Class A	-1.05%	1.08%	2/29/12
Class C	-0.63	1.10	2/29/12
Institutional	0.75	1.87	2/29/12
Class IR	0.66	1.78	2/29/12
Class R6	N/A	0.06	7/31/15
Class R	0.17	1.27	2/29/12

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares, Class R6 Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.79%	0.99%
Class C	1.18	1.74
Institutional	0.45	0.64
Class IR	0.55	0.74
Class R6	0.43	0.62
Class R	1.01	1.22

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represent certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 64.9%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,514,603

Automotive(a) – 0.7%
Daimler Finance North America LLC
1,400,000	1.650		05/18/18	1,373,421
1,050,000	2.250		03/02/20	1,018,863
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	798,053

				3,190,337

Banks – 29.3%
Abbey National Treasury Services PLC
1,225,000	2.000		08/24/18	1,229,430
ABN AMRO Bank NV(a)
3,925,000	2.500		10/30/18	3,979,989
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,669,986
Associates Corp. of North America
1,450,000	6.950		11/01/18	1,654,623
Australia & New Zealand Banking Group Ltd.
850,000	0.900		02/12/16	851,026
Bank of America Corp.
6,125,000	6.000		09/01/17	6,604,188
Bank of Montreal
25,000	1.800		07/31/18	25,020
Bank of Nova Scotia
2,625,000	0.750		10/09/15	2,625,155
Bank of Scotland PLC(a)
100,000	5.250		02/21/17	105,810
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)(c)
900,000	0.742		03/10/17	897,711
Barclays Bank PLC(c)
4,350,000	0.901		02/17/17	4,347,177
BNP Paribas SA
900,000	2.375		05/21/20	899,955
BPCE SA
1,726,000	2.500		12/10/18	1,756,775
Capital One Bank USA NA(b)
2,075,000	1.150		11/21/16	2,066,897
1,325,000	0.814	(c)	02/13/17	1,317,766
Commonwealth Bank of Australia(a)(c)
2,875,000	0.696		03/13/17	2,871,608
Compass Bank(b)
1,250,000	1.850		09/29/17	1,246,431
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(c)
3,450,000	0.820		03/18/16	3,454,630
Credit Agricole SA(a)(c)
2,975,000	1.134		10/03/16	2,983,827
Credit Suisse AG(c)
3,900,000	0.822		05/26/17	3,886,771
Credit Suisse New York
1,475,000	1.750		01/29/18	1,474,287
Discover Bank(b)
1,600,000	2.600		11/13/18	1,605,892
Fifth Third Bank(b)(c)
3,725,000	0.834		11/18/16	3,721,432

Corporate Obligations – (continued)
Banks – (continued)
HSBC USA, Inc.
$3,075,000	1.500%		11/13/17	$3,062,459
ING Bank NV(a)
1,875,000	1.375		03/07/16	1,879,556
1,600,000	1.800		03/16/18	1,602,310
1,425,000	2.050		08/17/18	1,431,709
Intesa Sanpaolo SpA
2,750,000	3.125		01/15/16	2,764,869
JPMorgan Chase & Co.
1,200,000	6.400		10/02/17	1,309,431
3,925,000	0.924	(c)	01/28/19	3,909,473
Lloyds Bank PLC
2,725,000	1.750		03/16/18	2,720,366
1,100,000	2.000		08/17/18	1,102,415
Macquarie Bank Ltd.(a)(c)
2,600,000	0.787		06/15/16	2,599,823
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,496,480
1,150,000	1.550		10/17/17	1,147,280
Morgan Stanley & Co.
1,525,000	4.750		03/22/17	1,596,647
4,525,000	1.143	(c)	01/24/19	4,527,724
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	547,900
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,286,873
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,902,941
PNC Bank NA(b)
3,050,000	1.150		11/01/16	3,050,706
Royal Bank of Canada
1,775,000	0.850		03/08/16	1,777,432
Royal Bank of Scotland PLC
2,625,000	4.375		03/16/16	2,668,470
Santander Bank NA(b)
950,000	2.000		01/12/18	942,208
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	244,995
Sparebank 1 Boligkreditt AS(a)
13,400,000	2.625		05/26/16	13,558,192
Svenska Handelsbanken AB(c)
2,875,000	0.795		03/21/16	2,878,565
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,500,000	1.450		09/08/17	1,489,920
1,625,000	1.700		03/05/18	1,615,434
The Toronto-Dominion Bank(a)
14,800,000	1.500		03/13/17	14,909,083
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,052,145

				137,351,792

Chemicals – 1.1%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,017,276

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – (continued)
Praxair, Inc.
$3,125,000	1.050%		11/07/17	$3,109,071

				5,126,347

Construction Machinery – 0.4%
Caterpillar Financial Services Corp.
1,350,000	0.474	(c)	03/03/17	1,346,254
735,000	2.450		09/06/18	749,611

				2,095,865

Diversified Manufacturing – 0.6%
Amphenol Corp.
925,000	1.550		09/15/17	922,398
1,000,000	2.550	(b)	01/30/19	1,010,095
Danaher Corp.
850,000	1.650		09/15/18	853,910

				2,786,403

Electric – 2.1%
Alabama Power Co.
450,000	0.550		10/15/15	449,998
American Electric Power Co., Inc.(b)
518,000	1.650		12/15/17	515,581
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	528,638
Dominion Resources, Inc.
1,150,000	1.900		06/15/18	1,148,451
Duke Energy Progress, Inc.(c)
2,300,000	0.534		03/06/17	2,292,208
Electricite de France(a)(c)
3,125,000	0.747		01/20/17	3,123,531
Exelon Corp.
1,075,000	1.550		06/09/17	1,072,377
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	894,527

				10,025,311

Energy – 1.9%
Anadarko Petroleum Corp.
1,425,000	6.375		09/15/17	1,531,235
BP Capital Markets PLC
4,425,000	3.125		10/01/15	4,425,000
Halliburton Co.
1,925,000	1.000		08/01/16	1,925,054
Statoil ASA(c)
1,200,000	0.611		05/15/18	1,189,738

				9,071,027

Food and Beverage – 4.9%
Cargill, Inc.(a)
1,700,000	1.900		03/01/17	1,713,792
ConAgra Foods, Inc.
1,975,000	1.900		01/25/18	1,960,741
Diageo Capital PLC
2,600,000	5.750		10/23/17	2,821,934
HJ Heinz Co.(a)
1,925,000	2.000		07/02/18	1,927,497

Corporate Obligations – (continued)
Food and Beverage – (continued)
Pernod-Ricard SA(a)
$1,600,000	2.950%		01/15/17	$1,626,741
SABMiller Holdings, Inc.(a)
1,625,000	2.450		01/15/17	1,646,833
Starbucks Corp.
3,725,000	0.875		12/05/16	3,726,225
Suntory Holdings Ltd.(a)
2,850,000	1.650		09/29/17	2,842,034
Sysco Corp.(b)
625,000	2.600		10/01/20	625,912
The J.M. Smucker Co.(a)
2,025,000	1.750		03/15/18	2,026,404
WM Wrigley Jr Co.(a)
1,900,000	2.000		10/20/17	1,915,337

				22,833,450

Health Care – Medical Products – 0.6%
Becton Dickinson & Co.
1,250,000	1.800		12/15/17	1,256,287
Thermo Fisher Scientific, Inc.
1,675,000	1.300		02/01/17	1,668,970

				2,925,257

Health Care Services – 1.1%
McKesson Corp.
950,000	3.250		03/01/16	958,327
UnitedHealth Group, Inc.
2,725,000	1.400		10/15/17	2,724,083
1,400,000	1.900		07/16/18	1,413,292

				5,095,702

Life Insurance(a) – 1.1%
Metropolitan Life Global Funding I(c)
3,875,000	0.663		04/10/17	3,874,364
Reliance Standard Life Global Funding II
1,375,000	2.500		04/24/19	1,389,332

				5,263,696

Media – Cable – 0.9%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2,450,000	2.400		03/15/17	2,479,966
Time Warner Cable, Inc.
1,725,000	5.850		05/01/17	1,826,666

				4,306,632

Media – Non Cable – 0.9%
NBCUniversal Enterprise, Inc.(a)(c)
3,500,000	0.826		04/15/16	3,503,854
Thomson Reuters Corp.
850,000	0.875		05/23/16	849,255

				4,353,109

Metals & Mining – 1.1%
BHP Billiton Finance USA Ltd.(c)
2,050,000	0.577		09/30/16	2,046,419
Glencore Finance Canada Ltd.(a)
1,625,000	2.700		10/25/17	1,461,687

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Metals & Mining – (continued)
Rio Tinto Finance USA PLC(b)
$1,750,000	2.000%	03/22/17	$1,754,875

			5,262,981

Noncaptive – Financial – 0.7%
General Electric Capital Corp.
2,875,000	5.625	09/15/17	3,132,044

Pharmaceuticals – 5.2%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,754,781
5,150,000	1.800	05/14/18	5,134,125
Actavis Funding SCS
7,450,000	2.350	03/12/18	7,476,276
Bayer US Finance LLC(a)(c)
3,350,000	0.564	10/06/17	3,333,361
Eli Lilly & Co.
450,000	1.250	03/01/18	449,242
EMD Finance LLC(a)
3,125,000	1.700	03/19/18	3,130,666
Forest Laboratories, Inc.(a)
1,825,000	4.375	02/01/19	1,931,611
Gilead Sciences, Inc.
1,400,000	1.850	09/04/18	1,409,240

			24,619,302

Pipelines – 0.9%
Columbia Pipeline Group, Inc.(a)
825,000	2.450	06/01/18	826,661
Enterprise Products Operating LLC
1,625,000	1.650	05/07/18	1,607,762
TransCanada PipeLines Ltd.
1,550,000	1.875	01/12/18	1,553,575

			3,987,998

Real Estate Investment Trust – 3.1%
ERP Operating LP
1,725,000	5.750	06/15/17	1,845,051
HCP, Inc.
2,550,000	6.000	01/30/17	2,691,960
Health Care REIT, Inc.
2,575,000	4.700	09/15/17	2,715,457
Select Income REIT(b)
450,000	2.850	02/01/18	452,250
Senior Housing Properties Trust(b)
1,625,000	3.250	05/01/19	1,633,938
Ventas Realty LP
1,714,000	1.550	09/26/16	1,719,414
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750	09/15/17	3,402,176

			14,460,246

Retailers – Food & Drug – 1.1%
CVS Health Corp.
3,775,000	1.900	07/20/18	3,798,547

Corporate Obligations – (continued)
Retailers – Food & Drug – (continued)
Walgreens Boots Alliance, Inc.
$1,175,000	1.750%	11/17/17	$1,178,746

			4,977,293

Technology – 2.3%
Cisco Systems, Inc.(c)
2,675,000	0.614	03/03/17	2,674,965
Fiserv, Inc.(b)
1,025,000	2.700	06/01/20	1,032,669
Harris Corp.
925,000	1.999	04/27/18	920,807
Hewlett-Packard Co.(c)
4,000,000	1.226	01/14/19	4,035,964
QUALCOMM, Inc.
2,000,000	1.400	05/18/18	1,988,656

			10,653,061

Tobacco – 1.0%
BAT International Finance PLC(a)
1,575,000	1.850	06/15/18	1,582,179
Reynolds American, Inc.
2,900,000	2.300	06/12/18	2,932,544

			4,514,723

Transportation(a) – 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750	05/11/17	1,338,883
1,625,000	2.875	07/17/18	1,647,209

			2,986,092

Wireless Telecommunications – 0.2%
Telefonica Emisiones SAU
1,050,000	3.992	02/16/16	1,060,944

Wirelines Telecommunications – 2.8%
BellSouth Corp.(a)(d)
2,200,000	4.821	04/26/16	2,244,772
Verizon Communications, Inc.
1,950,000	3.650	09/14/18	2,052,070
7,650,000	6.350	04/01/19	8,748,341

			13,045,183

TOTAL CORPORATE OBLIGATIONS
(Cost $305,022,562)			$304,639,398

Asset-Backed Securities – 18.7%
Autos – 3.4%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,900,000	1.210%	03/20/17	$1,903,844
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,602,591
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830	01/15/21	4,002,193
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
4,400,000	0.587	01/15/18	4,401,308

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Autos – (continued)
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
$1,200,000	1.530%		09/20/18	$1,202,830

				16,112,766

Credit Card – 5.4%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	0.587		06/15/21	6,996,310
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200		12/15/22	3,512,945
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A
5,200,000	1.390		01/15/21	5,222,817
Chase Issuance Trust Series 2015-A2, Class A
4,250,000	1.590		02/18/20	4,291,737
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020		02/22/19	5,406,926

				25,430,735

Home Equity(c) – 0.1%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
29,817	6.745		06/25/28	29,381
Centex Home Equity Series 2004-D, Class MV3
137,626	1.199		09/25/34	118,998
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
41,020	2.449		05/25/34	33,903

				182,282

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
24,047	4.350		04/15/40	24,359

Student Loan(c) – 9.8%
Access Group, Inc. Series 2004-1, Class A2
5,937,628	0.536		09/26/33	5,759,860
Access Group, Inc. Series 2006-1, Class A2
446,806	0.439		08/25/23	441,422
Brazos Higher Education Authority, Inc. Series 2005-1, Class A3
799,103	0.436		09/26/22	793,965
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
5,081,565	0.436		12/26/24	5,040,777
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
3,392,724	0.994		06/25/26	3,352,586
Educational Services of America, Inc. Series 2010-1, Class A1(a)
2,659,807	1.145		07/25/23	2,674,386
Educational Services of America, Inc. Series 2014-1, Class A(a)
3,065,448	0.894		02/25/39	3,002,578
Goal Capital Funding Trust Series 2006-1, Class A3
266,573	0.449		11/25/26	264,681
Goal Capital Funding Trust Series 2007-1, Class A3
1,083,477	0.416		09/25/28	1,072,053
Higher Education Funding I Series 2005-1, Class A4
650,000	0.469		02/25/30	638,526
Nelnet Student Loan Trust Series 2005-4, Class A3
1,110,323	0.449		06/22/26	1,095,226
Nelnet Student Loan Trust Series 2006-2, Class A5
4,200,000	0.395		01/25/30	4,104,996

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
$2,750,932	0.894%		12/26/31	$2,704,995
Scholar Funding Trust Series 2012-B, Class A1(a)
1,711,048	0.594		10/28/25	1,706,162
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,563,917	0.617		09/15/22	1,552,855
SLM Student Loan Trust Series 2003-14, Class A5
546,613	0.525		01/25/23	539,985
SLM Student Loan Trust Series 2004-1, Class A3
2,258,527	0.505		04/25/23	2,232,008
SLM Student Loan Trust Series 2006-2, Class A5
4,882,801	0.405		07/25/25	4,848,863
SLM Student Loan Trust Series 2006-4, Class A5
1,994,967	0.395		10/27/25	1,976,449
SLM Student Loan Trust Series 2006-9, Class A4
218,122	0.365		10/25/22	217,520
SLM Student Loan Trust Series 2007-2, Class A2
76,891	0.295		07/25/17	76,862
SLM Student Loan Trust Series 2013-3, Class A2
612,954	0.494		05/26/20	609,227
SLM Student Loan Trust Series 2014-1, Class A2
800,000	0.574		07/26/21	795,002
Wachovia Student Loan Trust Series 2005-1, Class A5
379,219	0.425		01/26/26	371,840

				45,872,824

TOTAL ASSET-BACKED SECURITIES
(Cost $87,738,383)				$87,622,966

Foreign Debt Obligations – 1.0%
Sovereign(a) – 0.2%
Kommunalbanken AS
$1,100,000	1.000%		09/26/17	$1,101,958

Supranational – 0.8%
African Development Bank
3,800,000	6.875		10/15/15	3,803,462

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $4,907,684)				$4,905,420

Government Guarantee Obligation(e) – 1.1%
Kreditanstalt fuer Wiederaufbau
$4,900,000	1.125%		08/06/18	$4,909,795
(Cost $4,891,785)

U.S. Treasury Obligations – 7.0%
United States Treasury Inflation Protected Securities
$6,811,560	0.125	%(f)	04/15/16	$6,745,556
4,608,786	2.500		07/15/16	4,685,845
2,101,460	0.125		04/15/17	2,093,916
3,684,768	2.625		07/15/17	3,861,526

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Note
$15,500,000	0.500%	08/31/16	$15,517,825

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $32,949,991)			$32,904,668

Shares	Rate	Value
Investment Company(g) – 3.9%
Goldman Sachs Financial Square Government Fund – FST Shares
18,393,484	0.006%	$18,393,484
(Cost $18,393,484)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $453,903,889)		$453,375,731

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 5.5%
Commercial Paper – 5.5%
AutoZone, Inc.
$2,500,000	0.406%	10/09/15	$2,499,778
Diageo Capital PLC
2,500,000	0.416	11/12/15	2,498,804
Eastman Chemical Co.
2,500,000	0.457	10/29/15	2,499,125
Electricite De France SA
3,250,000	0.767	01/15/16	3,242,823
Kellogg Co.
2,500,000	0.385	10/16/15	2,499,604
LMA Americas LLC
2,000,000	0.294	10/15/15	1,999,775
Marriott International
2,500,000	0.456	11/02/15	2,499,000
Omnicom Cap, Inc.
2,500,000	0.477	11/09/15	2,498,727
PPG Industries
2,500,000	0.446	10/13/15	2,499,633
Versailles Commercial Paper LLC
3,100,000	0.294	10/13/15	3,099,700

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,836,969)			$25,836,969

TOTAL INVESTMENTS – 102.1%
(Cost $479,740,858)			$479,212,700

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%			(9,920,651)

NET ASSETS – 100.0%			$469,292,049

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $120,246,454, which represents approximately 25.6% of net assets as of September 30, 2015.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(e)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $4,909,795, which represents approximately 1.1% of net assets as of September 30, 2015.
(f)	A portion of this security is segregated as collateral for initial margin requirements on future transactions.
(g)	Represents an Affiliated Fund.

Investment Abbreviations:
BP	—British Pound Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	216	December 2015	$53,775,900	$(236)
Eurodollars	118	March 2016	29,346,600	7,102
Eurodollars	118	June 2016	29,309,725	13,002
Eurodollars	(75)	September 2017	(18,502,500)	(24,548)
Eurodollars	(75)	December 2017	(18,479,063)	(26,423)
Eurodollars	(75)	March 2018	(18,459,375)	(29,236)
Eurodollars	(75)	June 2018	(18,439,687)	(31,111)
2 Year U.S. Treasury Notes	(647)	December 2015	(141,713,219)	(162,843)
5 Year U.S. Treasury Notes	(183)	December 2015	(22,054,359)	(114,996)
TOTAL				$(369,289)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 55.4%
Collateralized Mortgage Obligations – 3.6%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$417,232	1.115%	11/25/29	$409,310

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
34,743	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
39,395	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
2,743	9.500	07/25/22	300
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
22,418	0.123	08/25/33	138
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
4,351	0.320	07/25/33	50

			488

Inverse Floaters(a) – 0.0%
GNMA REMIC Series 2002-13, Class SB
59,475	36.64	02/16/32	105,882

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
4,512	0.000	10/25/21	4,443

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
111,309	0.743	02/25/48	111,036
FHLMC REMIC Series 1760, Class ZB
124,542	1.520	05/15/24	126,033

			237,069

Sequential Fixed Rate – 3.3%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	606,331
FHLMC REMIC Series 2329, Class ZA
753,627	6.500	06/15/31	856,523
FHLMC REMIC Series 4273, Class PD
1,394,882	6.500	11/15/43	1,619,099
FNMA REMIC Series 2001-53, Class GH
1,190	8.000	09/25/16	1,196
FNMA REMIC Series 2011-52, Class GB
1,383,767	5.000	06/25/41	1,533,346
FNMA REMIC Series 2011-99, Class DB
1,225,000	5.000	10/25/41	1,358,997
FNMA REMIC Series 2012-111, Class B
201,737	7.000	10/25/42	230,618
FNMA REMIC Series 2012-153, Class B
790,180	7.000	07/25/42	926,680
GNMA REMIC Series 2002-42, Class KZ
2,016,136	6.000	06/16/32	2,284,763

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series 2010-R1, Class 2A
$32,498	1.840%	10/07/20	$32,508
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,598,574

			13,048,635

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
587,252	0.653	10/07/20	589,798

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			$14,395,625

Commercial Mortgage-Backed Securities – 5.4%
Sequential Fixed Rate – 0.6%
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
$2,321,300	5.166%	12/12/49	$2,399,683

Sequential Floating Rate(a) – 4.8%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
3,092,814	5.889	07/10/44	3,145,460
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
5,278,123	6.263	12/10/49	5,681,635
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
4,107,316	5.526	01/15/49	4,275,108
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
3,124,133	6.051	07/15/44	3,328,455
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
2,661,372	5.509	11/12/49	2,767,411

			19,198,069

TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES			$21,597,752

Federal Agencies – 46.4%
Adjustable Rate FHLMC(a) – 0.3%
$146,264	2.349%	11/01/32	$156,448
1,043,385	2.377	09/01/33	1,112,346

			1,268,794

Adjustable Rate FNMA(a) – 1.1%
71,774	2.295	11/01/32	75,907
235,562	1.999	12/01/32	247,421
994,531	1.787	05/01/33	1,036,763
30,674	2.462	06/01/33	32,810
918,700	2.238	10/01/33	972,360
950,735	2.322	02/01/35	1,013,786
824,045	2.082	09/01/35	867,469

			4,246,516

Adjustable Rate GNMA(a) – 0.8%
62,561	1.750	06/20/23	63,780
29,897	1.625	07/20/23	30,524
30,182	1.625	08/20/23	30,820
77,614	1.625	09/20/23	79,271

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$24,246	1.750%	03/20/24	$24,777
214,176	1.750	04/20/24	218,844
23,732	1.750	05/20/24	24,254
174,055	1.750	06/20/24	177,908
39,477	2.000	06/20/24	40,537
58,652	1.625	07/20/24	60,009
61,073	2.000	07/20/24	62,738
107,381	1.625	08/20/24	109,884
54,246	2.000	08/20/24	55,736
51,466	1.625	09/20/24	52,674
64,763	2.000	11/20/24	66,580
25,891	2.000	12/20/24	26,622
40,036	2.500	12/20/24	41,752
44,960	2.000	01/20/25	46,238
24,074	2.000	02/20/25	24,764
83,516	2.000	05/20/25	85,959
69,398	2.000	07/20/25	71,457
31,387	1.750	02/20/26	32,197
1,635	1.625	07/20/26	1,680
43,054	1.750	01/20/27	44,236
37,735	2.000	01/20/27	38,936
32,271	1.750	02/20/27	33,162
235,987	1.750	04/20/27	242,504
24,972	1.750	05/20/27	25,666
29,135	1.750	06/20/27	29,948
10,740	1.625	11/20/27	11,051
256	2.000	11/20/27	264
37,732	1.625	12/20/27	38,830
77,739	1.750	01/20/28	80,007
27,862	1.750	02/20/28	28,678
32,046	1.750	03/20/28	32,990
129,264	1.625	07/20/29	133,246
71,831	1.625	08/20/29	74,051
17,454	1.625	09/20/29	18,019
73,965	1.625	10/20/29	76,330
91,700	1.625	11/20/29	94,642
19,997	1.625	12/20/29	20,628
27,383	1.750	01/20/30	28,267
12,658	1.750	02/20/30	13,070
72,705	1.750	03/20/30	75,064
83,306	1.750	04/20/30	86,003
128,128	1.750	05/20/30	132,282
92,941	2.000	05/20/30	96,582
19,527	1.750	06/20/30	20,135
178,188	2.000	07/20/30	184,933
35,127	2.000	09/20/30	36,524
64,159	1.625	10/20/30	66,303
124,491	1.750	03/20/32	128,874

			3,320,230

FHLMC – 3.5%
5,978	7.000	09/01/17	6,190
2,931	7.000	10/01/17	3,042
18,229	5.500	05/01/18	19,083
239,235	5.500	06/01/18	250,441
9,164	4.500	09/01/18	9,489

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,297	10.000%	10/01/18	$2,306
72,419	5.000	06/01/19	76,317
3,741	10.000	07/01/20	3,757
438	10.000	10/01/20	438
40,790	6.500	07/01/21	46,632
3,115	6.500	08/01/22	3,561
41,353	9.000	10/01/22	47,649
166,030	4.500	10/01/23	179,619
867,414	5.000	08/01/24	935,343
168,283	6.500	07/01/28	187,534
773,449	4.500	03/01/29	838,219
4,521	8.000	07/01/30	5,535
11,845	7.500	12/01/30	12,182
50,767	7.000	04/01/31	59,819
29,394	5.000	08/01/33	32,355
5,605	5.000	09/01/33	6,170
13,223	5.000	10/01/33	14,555
19,044	5.500	09/01/34	21,212
414,125	6.000	10/01/34	472,471
7,010	5.000	11/01/34	7,713
428,262	5.000	12/01/34	471,214
1,490	5.500	03/01/35	1,660
22,185	5.000	07/01/35	24,411
2,873	5.500	07/01/35	3,213
5,552	5.000	11/01/35	6,111
8,535	5.500	11/01/35	9,560
41,111	5.000	12/01/35	45,614
116,726	5.500	01/01/36	130,743
305	5.500	02/01/36	341
2,586	6.000	06/01/36	2,976
79,441	5.000	02/01/37	86,993
6,460	5.000	03/01/38	7,074
161,404	5.500	03/01/38	179,600
60,469	5.500	04/01/38	67,286
10,807	5.500	11/01/38	12,203
15,757	5.500	12/01/38	17,555
680,551	7.000	02/01/39	798,325
4,755	5.500	03/01/39	5,339
279,293	5.000	07/01/39	307,440
7,294	5.500	10/01/39	8,127
14,163	5.500	03/01/40	15,874
33,882	5.500	06/01/40	37,734
15,092	5.000	08/01/40	16,594
1,266,576	5.500	08/01/40	1,405,771
4,517	4.500	11/01/40	4,897
13,690	5.000	04/01/41	15,117
14,176	5.000	06/01/41	15,591
583,339	5.000	07/01/41	641,914
26,485	3.000	05/01/42	26,834
308,679	3.500	06/01/42	324,185
25,906	3.000	08/01/42	26,247
29,038	3.000	01/01/43	29,461
99,712	3.000	02/01/43	101,337
5,755,358	3.500	04/01/43	6,006,705

			14,095,678

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 18.7%
$50	8.000%	01/01/16	$50
14,004	8.000	11/01/16	14,119
30,973	5.000	08/01/17	32,175
2,181,454	2.800	03/01/18	2,256,591
1,874,041	3.740	05/01/18	1,984,617
1,690,000	3.840	05/01/18	1,795,919
13,801	4.500	08/01/18	14,315
140,880	5.000	09/01/18	147,170
740,406	5.000	10/01/18	774,642
4,400,000	4.506	06/01/19	4,735,980
39,833	6.500	08/01/19	45,504
888,669	3.416	10/01/20	953,374
11,198	9.500	10/01/20	11,291
598,983	3.615	12/01/20	649,217
2,209,989	4.380	06/01/21	2,453,321
301,770	5.500	02/01/23	336,658
501,347	5.500	08/01/23	559,358
1,613,486	5.000	06/01/25	1,775,365
121,739	6.000	11/01/28	138,485
9,464	6.500	11/01/28	10,641
29,142	5.000	02/01/30	32,098
109,971	3.000	08/01/30	114,606
884,959	3.000	09/01/30	922,260
72,216	7.000	07/01/31	80,305
529	6.000	03/01/32	605
1,540	5.500	03/01/33	1,730
6,143	6.000	03/01/33	7,022
4,716,929	5.500	04/01/33	5,322,661
2,177	6.000	05/01/33	2,542
5,878	5.000	07/01/33	6,528
1,010,498	5.500	07/01/33	1,108,365
37,092	5.000	08/01/33	41,023
7,213	5.500	09/01/33	8,104
33,724	5.500	12/01/33	37,899
1,887	6.000	12/01/33	2,183
9,827	5.500	02/01/34	11,043
2,632	5.500	03/01/34	2,960
1,708	5.500	04/01/34	1,933
9,925	5.500	05/01/34	11,166
119	5.500	06/01/34	135
11,305	5.500	08/01/34	12,791
6,707	5.500	09/01/34	7,540
5,370	5.500	10/01/34	6,061
3,807	5.500	11/01/34	4,295
61,985	5.500	12/01/34	69,927
10,003	5.500	04/01/35	11,284
278,081	6.000	04/01/35	317,869
9,935	5.000	05/01/35	11,126
7,189	5.500	05/01/35	8,080
14,286	5.000	07/01/35	15,894
11,442	5.500	07/01/35	12,905
6,156	5.000	08/01/35	6,865
1,097	5.500	08/01/35	1,247
189	6.000	08/01/35	219
11,557	5.500	09/01/35	13,054
104,586	6.000	10/01/35	121,693

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$67,776	6.000%	11/01/35	$77,785
5,315	5.500	12/01/35	6,039
224	5.500	02/01/36	252
55,407	6.000	03/01/36	63,951
90,623	6.000	04/01/36	104,578
3,494	4.500	07/01/36	3,816
738	5.500	02/01/37	830
21,702	5.500	04/01/37	24,480
443	5.500	05/01/37	498
637	5.500	06/01/37	716
1,337,230	5.500	08/01/37	1,497,459
344,641	6.000	10/01/37	395,026
301,440	7.500	11/01/37	350,590
316	5.500	12/01/37	356
18,063	5.500	02/01/38	20,231
8,353	5.500	03/01/38	9,392
13,364	6.000	03/01/38	15,322
28,918	5.500	04/01/38	32,619
8,974	5.500	05/01/38	10,123
2,009	5.500	06/01/38	2,258
2,335	5.500	07/01/38	2,627
2,097	5.500	08/01/38	2,360
2,407	5.500	09/01/38	2,710
615	5.500	12/01/38	693
6,857	5.500	02/01/39	7,750
468,267	7.000	03/01/39	534,714
5,450	4.500	04/01/39	5,907
15,929	4.500	05/01/39	17,555
9,729	5.500	06/01/39	10,937
9,471	4.000	08/01/39	10,105
47,940	4.500	08/01/39	52,871
161,017	5.000	09/01/39	177,339
8,678	5.500	11/01/39	9,759
699,606	4.500	12/01/39	771,561
591,825	5.000	07/01/40	659,816
581,319	5.000	03/01/41	641,108
567,326	4.500	05/01/41	616,420
218,598	5.000	07/01/41	241,081
269,960	4.500	08/01/41	293,718
240,418	5.000	10/01/41	265,145
478,700	5.000	04/01/42	527,935
128,526	3.000	05/01/42	130,644
147,968	3.000	06/01/42	150,406
1,055,949	3.000	08/01/42	1,077,636
219,682	4.500	08/01/42	241,556
2,852,431	3.000	09/01/42	2,903,620
131,229	3.000	10/01/42	134,017
674,136	3.000	11/01/42	688,459
6,002,314	3.000	12/01/42	6,128,699
4,661,608	3.000	01/01/43	4,761,045
1,513,223	3.000	02/01/43	1,545,614
1,683,212	3.000	03/01/43	1,716,145
3,892,095	3.000	04/01/43	3,962,521
1,322,863	3.000	05/01/43	1,348,973
159,549	3.000	06/01/43	162,964
1,438,821	3.000	07/01/43	1,469,620

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$35,317	3.500%	02/01/45		$36,875
30,772	3.500	07/01/45		32,129
5,176,278	3.500	08/01/45		5,404,285
7,903,513	3.500	09/01/45		8,250,180

				74,638,630

GNMA – 22.0%
10	9.000	08/15/16		10
509,701	3.950	07/15/25		555,922
107,402	7.000	12/15/27		122,919
15,553	6.500	08/15/28		17,833
170,401	6.000	01/15/29		193,932
195,022	7.000	10/15/29		230,072
102,391	5.500	11/15/32		117,171
1,231,232	5.500	12/15/32		1,404,928
65,007	5.500	01/15/33		74,063
91,084	5.500	02/15/33		103,773
103,612	5.500	03/15/33		118,048
99,365	5.500	07/15/33		112,534
54,358	5.500	08/15/33		61,931
37,084	5.500	09/15/33		42,251
48,808	5.500	04/15/34		55,520
68,299	5.500	05/15/34		77,690
617,451	5.500	06/15/34		702,355
488,417	5.500	09/15/34		555,578
403,657	5.500	12/15/34		459,162
402,844	5.500	01/15/35		454,642
271,819	5.000	03/15/38		301,461
1,676	5.000	11/15/38		1,851
30,437,612	3.500	08/20/45		31,938,092
2,993,294	4.000	08/20/45		3,199,667
1,000,000	3.500	09/20/45		1,049,297
5,000,000	4.000	09/20/45		5,344,727
38,000,000	4.000	TBA-30yr	(e)	40,456,014

				87,751,443

TOTAL FEDERAL AGENCIES				$185,321,291

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $217,594,871)				$221,314,668

Agency Debentures – 9.0%
FFCB
$1,500,000	1.460%	11/19/19		$1,498,505
FHLB
1,500,000	1.530	11/21/19		1,500,225
2,200,000	1.875	03/13/20		2,244,621
2,800,000	3.000	09/10/21		2,996,323
3,700,000	2.125	06/09/23		3,667,499
1,900,000	3.250	06/09/23		2,010,384
2,100,000	3.375	09/08/23		2,267,481
300,000	3.375	12/08/23		322,393
FNMA
2,600,000	6.250	05/15/29		3,617,781
4,000,000	6.625	11/15/30		5,781,574

Agency Debentures – (continued)
New Valley Generation III
$2,430,619	4.929%	01/15/21		$2,684,524
Small Business Administration
10,014	7.500	04/01/17		10,318
23,650	6.300	05/01/18		25,105
16,120	6.300	06/01/18		17,127
Tennessee Valley Authority
6,500,000	3.875	02/15/21		7,200,658

TOTAL AGENCY DEBENTURES
(Cost $34,829,290)				$35,844,518

Asset-Backed Securities – 5.9%
Auto Floor Plan ABS – 1.1%
Ally Master Owner Trust Series 2015-3, Class A
$2,550,000	1.630%	05/15/20		$2,545,546
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1(d)
2,000,000	1.650	05/15/20		1,996,828

				4,542,374

Automobiles – 0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A
2,150,000	2.630	12/20/21		2,174,082

Student Loan(a) – 4.2%
Access Group, Inc. Series 2005-2, Class A3
1,644,095	0.509	11/22/24		1,629,478
Access Group, Inc. Series 2006-1, Class A2
362,275	0.439	08/25/23		357,910
Alaska State Student Loan Corp. Series 2013, Class A
3,845,585	0.694	08/25/31		3,851,123
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(d)
2,198,101	0.994	10/25/56		2,153,824
Goal Capital Funding Trust Series 2006-1, Class A3
219,531	0.449	11/25/26		217,973
Higher Education Funding I Series 2005-1, Class A4
550,000	0.469	02/25/30		540,291
Nelnet Student Loan Trust Series 2005-4, Class A3
918,888	0.449	06/22/26		906,394
Nelnet Student Loan Trust Series 2013-5A, Class A(d)
480,639	0.824	01/25/37		472,040
Scholar Funding Trust Series 2013-A, Class A(d)
3,220,170	0.844	01/30/45		3,183,080
SLM Student Loan Trust Series 2003-14, Class A5
451,550	0.525	01/25/23		446,074
SLM Student Loan Trust Series 2006-9, Class A4
179,630	0.365	10/25/22		179,134
SLM Student Loan Trust Series 2008-5, Class A4
2,600,000	1.995	07/25/23		2,613,189
Wachovia Student Loan Trust Series 2005-1, Class A5
341,297	0.425	01/26/26		334,656

				16,885,166

TOTAL ASSET-BACKED SECURITIES
(Cost $23,729,331)				$23,601,622

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligation – 0.6%
New Jersey – 0.6%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%		02/15/29	$2,261,060
(Cost $2,000,000)

Government Guarantee Obligations(f) – 2.0%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%		10/30/20	$4,789,545
Israel Government AID Bond
1,400,000	5.500		09/18/23	1,724,647
500,000	5.500		12/04/23	617,534
700,000	5.500		04/26/24	864,715

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,815,942)				$7,996,441

U.S. Treasury Obligations – 34.7%
United States Treasury Bonds
$650,000	2.750%		11/15/42	$633,158
10,010,000	3.625	(g)	08/15/43	11,526,316
5,900,000	3.750	(g)	11/15/43	6,947,604
5,500,000	3.625		02/15/44	6,325,550
1,600,000	3.000		05/15/45	1,637,488
3,200,000	2.875		08/15/45	3,198,016
United States Treasury Inflation Protected Securities
1,621,800	0.125		04/15/16	1,606,085
2,836,176	2.500		07/15/16	2,883,597
2,942,044	0.125		04/15/17	2,931,482
1,612,086	2.625		07/15/17	1,689,418
2,319,746	0.125		01/15/22	2,265,023
974,235	0.375		07/15/23	958,861
2,792,271	0.625		01/15/24	2,782,666
703,563	0.125		07/15/24	672,339
452,872	0.375		07/15/25	441,550
1,333,884	2.500		01/15/29	1,602,328
386,456	2.125		02/15/40	456,922
1,075,200	1.375		02/15/44	1,093,683
United States Treasury Notes
300,000	0.375	(g)	02/15/16	300,315
39,400,000	1.750		09/30/19	40,238,041
6,400,000	1.625		12/31/19	6,496,768
9,300,000	1.625		06/30/20	9,418,295
6,300,000	2.000		05/31/21	6,451,389
4,700,000	2.000		10/31/21	4,798,888
4,700,000	2.125		12/31/21	4,827,699
2,800,000	1.750		02/28/22	2,809,996
6,000,000	1.875		05/31/22	6,057,720
600,000	2.125		06/30/22	615,672
1,300,000	2.000		07/31/22	1,322,568
5,700,000	1.750		09/30/22	5,697,777

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $134,177,398)				$138,687,214

Shares	Rate	Value
Investment Company(h) – 2.1%
Goldman Sachs Financial Square Government Fund – FST Shares
8,656,741	0.006%	$8,656,741
(Cost $8,656,741)

TOTAL INVESTMENTS – 109.7%
(Cost $428,803,573)		$438,362,264

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.7)%		(38,641,140)

NET ASSETS – 100.0%		$399,721,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,916,808, which represents approximately 2.0% of net assets as of September 30, 2015.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $40,456,014 which represents approximately 10.1% of net assets as of September 30, 2015.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,996,441, which represents approximately 2.0% of net assets as of September 30, 2015.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Fund.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FHLMC	3.500%	TBA-30yr	10/14/15	$(2,000,000)	$(2,080,625)
FNMA	3.000	TBA-30yr	10/14/15	(3,000,000)	(3,039,844)
FNMA	3.500	TBA-30yr	10/14/15	(5,000,000)	(5,214,844)
FNMA	5.000	TBA-30yr	10/14/15	(1,000,000)	(1,102,187)
GNMA	3.500	TBA-30yr	10/21/15	(15,000,000)	(15,712,500)
TOTAL (Proceeds Receivable: $26,859,844)					$(27,150,000)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(18)	December 2015	$(2,887,313)	$(42,691)
2 Year U.S. Treasury Notes	162	December 2015	35,483,063	43,011
5 Year U.S. Treasury Notes	(99)	December 2015	(11,931,047)	(86,755)
10 Year U.S. Treasury Notes	39	December 2015	5,020,641	63,571
20 Year U.S. Treasury Bonds	(33)	December 2015	(5,192,344)	(28,077)
TOTAL				$(50,941)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(b)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$13,300	06/24/21	2.923%	3 month LIBOR	$(6,133)	$178,483
16,500	09/02/22	2.810	3 month LIBOR	35,891	54,528
3,400	06/24/29	3 month LIBOR	3.218%	13,868	(162,102)
3,870	09/02/30	3 month LIBOR	3.005	(14,307)	(46,487)
TOTAL				$29,319	$24,422

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

INTEREST RATE SWAPTION CONTRACTS

For the six months ended September 30, 2015, the Fund had the following interest rate swaptions activities:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2015	$—	$—
Contracts Written	14,600	339,335
Contracts Bought to Close	(14,600)	(339,335)
Contracts Outstanding September 30, 2015	$—	$—

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations(a) – 0.3%
Banks – 0.3%
Bank of Nova Scotia
$700,000	1.650%	10/29/15	$700,556
DnB Boligkreditt AS
800,000	1.450	03/21/19	800,524

TOTAL CORPORATE OBLIGATIONS
(Cost $1,499,590)			$1,501,080

Mortgage-Backed Obligations – 37.7%
Collateralized Mortgage Obligations – 29.9%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$281	1,004.961%	12/25/20	$1,642

Regular Floater(c) – 22.7%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
2,804,023	0.565	09/20/66	2,628,062
Collateralized Mortgage Securities Corp. Series N, Class 2
2,301	0.929	08/25/17	2,304
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
333,927	0.743	02/25/48	333,108
FHLMC REMIC Series 1826, Class F
32,920	0.607	09/15/21	32,989
FHLMC REMIC Series 3208, Class FD
2,033,501	0.607	08/15/36	2,041,767
FHLMC REMIC Series 3208, Class FE
3,480,767	0.607	08/15/36	3,494,916
FHLMC REMIC Series 3208, Class FG
1,978,541	0.607	08/15/36	1,986,584
FHLMC REMIC Series 3307, Class FA
14,589,561	0.637	07/15/34	14,680,150
FHLMC REMIC Series 3371, Class FA
674,387	0.807	09/15/37	682,528
FHLMC REMIC Series 3374, Class FT
702,616	0.507	04/15/37	702,272
FHLMC REMIC Series 3471, Class FB
3,062,700	1.207	08/15/35	3,137,910
FHLMC REMIC Series 3545, Class FA
887,104	1.057	06/15/39	900,301
FHLMC REMIC Series 3588, Class CW
3,171,766	2.645	10/15/37	3,379,735
FHLMC REMIC Series 4039, Class FA
4,621,714	0.707	05/15/42	4,669,228
FHLMC REMIC Series 4057, Class CF
8,819,671	0.657	04/15/39	8,874,573
FHLMC REMIC Series 4272, Class FD
8,274,661	0.557	11/15/43	8,298,026
FHLMC REMIC Series 4316, Class FY
2,586,981	0.607	11/15/39	2,603,559
FHLMC STRIPS Series 237, Class F23
584,637	0.607	05/15/36	586,887
FNMA REMIC Series 1990-145, Class A
114,377	1.192	12/25/20	114,588

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 1997-20, Class F
$256,935	0.714%	03/25/27	$253,951
FNMA REMIC Series 1998-66, Class FC
80,043	0.707	11/17/28	80,601
FNMA REMIC Series 2006-42, Class CF
13,236,641	0.644	06/25/36	13,332,547
FNMA REMIC Series 2006-72, Class XF
1,430,386	0.694	08/25/36	1,437,236
FNMA REMIC Series 2007-33, Class HF
86,585	0.544	04/25/37	87,029
FNMA REMIC Series 2007-92, Class OF
647,110	0.764	09/25/37	653,707
FNMA REMIC Series 2008-22, Class FD
1,101,442	1.034	04/25/48	1,113,775
FNMA REMIC Series 2009-75, Class MF
1,444,614	1.344	09/25/39	1,481,343
FNMA REMIC Series 2010-123, Class FL
3,781,846	0.624	11/25/40	3,799,707
FNMA REMIC Series 2011-110, Class FE
4,839,811	0.594	04/25/41	4,866,203
FNMA REMIC Series 2011-53, Class FT
927,282	0.774	06/25/41	937,786
FNMA REMIC Series 2012-56, Class FG
3,920,550	0.694	03/25/39	3,953,439
FNMA REMIC Series 2014-19, Class FA
2,524,425	0.594	11/25/39	2,540,423
FNMA REMIC Series 2014-19, Class FJ
2,802,220	0.594	11/25/39	2,819,767
GNMA REMIC Series 2010-53, Class FC
1,463,062	1.036	04/20/40	1,494,705
GNMA REMIC Series 2012-12, Class HF
1,744,754	0.616	01/20/42	1,753,837
NCUA Guaranteed Notes Series 2010-A1, Class A
389,652	0.554	12/07/20	390,382
NCUA Guaranteed Notes Series 2011-R1, Class 1A
720,628	0.653	01/08/20	723,640
NCUA Guaranteed Notes Series 2011-R2, Class 1A
2,144,107	0.595	02/06/20	2,149,216
NCUA Guaranteed Notes Series 2011-R3, Class 1A
1,978,395	0.603	03/11/20	1,984,191
NCUA Guaranteed Notes Series 2011-R4, Class 1A
1,767,918	0.583	03/06/20	1,770,473
NCUA Guaranteed Notes Series 2011-R5, Class 1A
1,124,952	0.583	04/06/20	1,124,952

			107,898,397

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
1,188,709	6.500	05/15/41	1,380,773
NCUA Guaranteed Notes Series 2010-R1, Class 2A
20,311	1.840	10/07/20	20,318

			1,401,091

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – 6.9%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
$3,690,823	0.574%	07/25/20	$3,693,202
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
12,947,883	0.534	01/25/21	12,943,623
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A
7,849,103	0.572	08/25/23	7,849,102
FNMA ACES Series 2013-M11, Class FA
1,604,909	0.524	01/25/18	1,606,110
FNMA ACES Series 2014-M5, Class FA
937,612	0.559	01/25/17	937,840
Granite Master Issuer PLC Series 2007-1, Class 2A1
176,541	0.356	12/20/54	175,650
Granite Master Issuer PLC Series 2007-2, Class 4A1
4,192,843	0.297	12/17/54	4,170,336
Granite Mortgages PLC Series 2004-3, Class 2A1
633,093	0.625	09/20/44	631,612
Leek Finance PLC Series 2017A, Class A2B(a)
342,624	0.561	12/21/37	361,017
Leek Finance PLC Series 2018X, Class A2B
395,145	0.541	09/21/38	408,009

			32,776,501

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			$142,077,631

Commercial Mortgage-Backed Securities(a)(c) – 2.2%
Sequential Floating Rate – 2.2%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A
$517,828	1.357%	08/15/26	$516,569
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A
4,700,000	1.104	06/11/27	4,664,816
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
5,300,000	1.157	12/15/28	5,270,950

TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES			$10,452,335

Federal Agencies – 5.6%
Adjustable Rate FHLMC(c) – 2.2%
$10,887	1.937%	08/01/16	$10,914
18,033	2.580	08/01/18	18,361
10,060	2.506	11/01/18	10,206
82,908	2.912	11/01/18	83,781
4,129	2.250	02/01/19	4,185
15,174	1.933	03/01/19	15,325
10,496	2.540	03/01/19	10,686
17,329	2.198	06/01/19	17,568
5,763	2.270	07/01/19	5,839
316,253	2.639	11/01/19	322,422
187,331	6.877	11/01/19	200,161
14,325	2.961	01/01/20	14,566
34,676	1.930	05/01/21	35,226

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(c) – (continued)
$6,881	1.930%	10/01/26	$6,974
506,143	3.500	08/01/28	539,438
215,151	2.444	05/01/29	223,206
18,717	4.159	06/01/29	20,273
37,780	1.950	04/01/30	38,907
29,661	4.391	06/01/30	32,127
128,480	2.552	12/01/30	133,865
25,064	2.471	02/01/31	26,300
8,130	2.280	06/01/31	8,594
1,815,365	2.579	05/01/34	1,931,833
1,629,774	2.410	05/01/35	1,731,987
138,129	3.693	05/01/35	143,178
4,461,462	2.420	01/01/38	4,771,871

			10,357,793

Adjustable Rate FNMA(c) – 2.6%
20,071	6.750	04/01/17	20,135
12,696	4.258	08/01/17	12,848
38,468	2.745	09/01/17	38,807
1,087	4.875	12/01/17	1,120
32,797	2.039	03/01/18	33,059
17,017	2.669	03/01/18	17,087
182,382	2.066	07/01/18	183,913
10,897	1.878	10/01/18	11,017
13,329	2.676	10/01/18	13,894
28,493	2.738	10/01/18	28,495
40,405	1.917	01/01/19	40,841
108,580	3.981	04/01/19	112,681
8,605	5.996	04/01/19	9,090
58,184	1.937	05/01/19	59,215
246,131	1.947	05/01/19	249,238
25,914	6.080	07/01/19	27,235
95,303	4.291	08/01/19	99,218
87,407	5.900	05/01/20	91,697
118,275	1.967	06/01/20	119,723
9,403	6.737	02/01/22	10,058
36,374	2.420	05/20/22	36,739
95,408	2.196	02/01/23	97,644
226,498	2.253	01/01/24	233,497
274,371	2.315	03/01/24	283,360
175,688	2.035	06/20/24	177,438
7,533	3.522	08/01/24	7,690
59,394	5.082	01/01/25	63,529
12,830	3.589	06/01/27	13,539
8,669	4.250	12/01/27	9,390
15,501	4.516	01/01/28	16,790
11,880	1.941	06/01/29	12,201
11,795	2.068	06/01/29	12,187
1,691,507	2.506	07/01/33	1,809,278
466,526	2.552	11/01/34	497,303
7,912	3.822	05/01/36	8,392
2,594,628	2.503	03/01/37	2,775,279
560,726	2.524	09/01/37	599,713
4,097,973	2.349	12/01/37	4,363,847

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)
$81,583	1.583%	06/01/40	$83,888
6,679	1.383	02/01/41	6,810

			12,287,885

Adjustable Rate GNMA(c) – 0.4%
1,224,962	1.750	04/20/33	1,267,285
257,498	1.750	05/20/33	265,957
496,772	1.625	08/20/34	515,763

			2,049,005

FHLMC – 0.2%
880	8.000	12/01/15	880
115,271	5.500	01/01/20	122,388
99,641	7.000	04/01/21	107,312
38,182	7.000	08/01/21	41,488
134,699	7.000	05/01/22	149,011
429,557	7.000	06/01/22	473,955
3,082	4.500	05/01/23	3,293

			898,327

FNMA – 0.2%
17	8.000	01/01/16	17
6,171	7.000	05/01/17	6,438
20,115	5.500	03/01/18	21,049
41,329	5.500	04/01/18	43,189
3,857	5.000	09/01/19	4,084
738	5.000	11/01/19	771
4,977	5.000	01/01/20	5,223
42,550	7.000	07/01/21	46,340
92,765	7.000	11/01/21	104,555
46,043	7.000	12/01/21	47,292
119,019	7.000	01/01/22	126,115
21,413	7.000	02/01/22	24,129
77,257	7.000	01/01/28	87,119
20,896	6.500	04/01/33	24,839
42,090	6.000	05/01/38	47,511
52,516	6.000	11/01/38	59,280
119,419	6.000	09/01/39	134,801
41,606	6.000	10/01/39	46,974
30,859	6.000	10/01/40	34,833
43,932	6.000	05/01/41	49,590

			914,149

GNMA – 0.0%
38,035	7.000	04/15/26	42,980

TOTAL FEDERAL AGENCIES			$26,550,139

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $178,912,159)			$179,080,105

Agency Debentures(c) – 12.9%
FFCB
$11,000,000	0.207%	06/30/16	$10,995,512
25,000,000	0.233	09/09/16	24,993,725

Agency Debentures(c) –(continued)
FFCB – (continued)
$15,000,000	0.224%	12/28/16	$15,005,145
10,100,000	0.230	05/26/17	10,085,890

TOTAL AGENCY DEBENTURES
(Cost $61,099,679)			$61,080,272

Asset-Backed Securities – 38.6%
Auto(c) – 0.5%
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
$2,500,000	0.587%	01/15/18	$2,500,743

Collateralized Loan Obligations(c) – 11.9%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)
3,189,592	0.928	11/01/18	3,166,631
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.145	04/18/24	1,119,058
ACIS CLO Ltd. Series 2013-2A, Class A(a)
1,966,990	0.777	10/14/22	1,942,783
Atrium X Series 2010-A, Class A(a)
2,750,000	1.396	07/16/25	2,705,832
B&M CLO Ltd. Series 2014-1A, Class A1(a)
750,000	1.676	04/16/26	737,839
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
1,236,886	0.544	04/29/19	1,202,796
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
1,355,641	0.548	02/01/22	1,332,864
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
1,074,281	0.548	02/01/22	1,056,232
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
590,100	1.026	11/21/22	580,366
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
8,000,000	1.247	12/31/23	7,850,720
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.375	07/15/25	1,766,336
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)
4,700,000	0.580	05/01/22	4,607,593
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
436,291	0.970	10/18/21	434,060
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.425	04/20/26	2,058,197
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
5,250,000	1.425	07/15/25	5,139,041
OCP CLO Ltd. Series 2012-2A, Class A1(a)
1,050,000	1.149	11/22/23	1,032,445
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.277	04/26/26	2,282,736
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.204	04/17/25	975,211
OFSI Fund V Ltd. Series 2014-7A, Class A(a)
2,100,000	1.615	10/18/26	2,061,969
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.300	03/20/25	2,187,995
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.606	01/22/25	1,986,780

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(a)
$5,100,000	1.824%	04/15/27	$5,048,771
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.574	01/17/25	1,977,124
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)
600,000	1.805	04/15/26	593,461
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,089,512	0.503	08/01/22	1,075,263
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	1.675	04/15/26	1,683,306

			56,605,409

Credit Card(c) – 1.6%
BA Credit Card Trust Series 2007-A11, Class A11
1,667,000	0.277	12/15/19	1,661,106
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.587	06/15/21	5,647,021

			7,308,127

Home Equity(a) – 0.8%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5, Class AT5
3,600,000	1.979	08/15/46	3,606,750

Student Loan(c) – 23.8%
Academic Loan Funding Trust Series 2013-1, Class A(a)
3,869,364	0.994	12/26/44	3,846,133
Access Group, Inc. Series 2005-2, Class A3
1,914,021	0.509	11/22/24	1,897,004
Access Group, Inc. Series 2006-1, Class A2
434,730	0.439	08/25/23	429,492
Access Group, Inc. Series 2013-1, Class A(a)
1,960,691	0.694	02/25/36	1,894,570
Access Group, Inc. Series 2015-1, Class A(a)
1,007,512	0.894	07/25/56	977,615
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
2,872,161	0.994	02/25/41	2,803,478
Alaska State Student Loan Corp. Series 2013, Class A
2,978,975	0.694	08/25/31	2,983,264
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
2,563,591	1.095	02/25/43	2,527,529
Brazos Higher Education Authority, Inc. Series 2005-1, Class A3
774,888	0.436	09/26/22	769,905
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10
1,135,348	0.446	12/26/19	1,130,919
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
1,610,355	0.436	12/26/24	1,597,430
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
476,614	1.129	02/25/30	475,653
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
3,986,450	0.994	06/25/26	3,939,288
Educational Services of America, Inc. Series 2010-1, Class A1(a)
3,370,723	1.145	07/25/23	3,389,198
Educational Services of America, Inc. Series 2012-1, Class A1(a)
4,189,084	1.344	09/25/40	4,201,135

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Educational Services of America, Inc. Series 2014-1, Class A(a)
$3,428,027	0.894%	02/25/39	$3,357,721
GCO Education Loan Funding Trust Series 2005-2, Class A6L
763,482	0.479	05/27/24	759,330
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,511,241	0.459	05/25/25	2,463,640
Goal Capital Funding Trust Series 2006-1, Class A3
250,892	0.449	11/25/26	249,112
Goal Capital Funding Trust Series 2007-1, Class A3
1,033,083	0.416	09/25/28	1,022,190
Goal Capital Funding Trust Series 2010-1, Class A(a)
90,717	1.029	08/25/48	88,464
Higher Education Funding I Series 2005-1, Class A4
650,000	0.469	02/25/30	638,526
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
7,038,771	0.947	12/01/31	7,001,817
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,239,005	1.279	02/25/42	2,251,970
Massachusetts Educational Financing Authority Series 2008-1, Class A1
942,554	1.245	04/25/38	946,555
Missouri Higher Education Loan Authority Series 2010-2, Class A1
4,106,678	1.179	08/27/29	4,065,489
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
4,512,528	1.216	05/20/30	4,538,850
Nelnet Student Loan Trust Series 2005-4, Class A3
1,072,036	0.449	06/22/26	1,057,460
Nelnet Student Loan Trust Series 2006-2, Class A5
3,950,000	0.395	01/25/30	3,860,651
Nelnet Student Loan Trust Series 2013-5A, Class A(a)
961,278	0.824	01/25/37	944,079
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,201,556	0.894	12/26/31	1,181,492
Rhode Island Student Loan Authority Series 2012-1, Class A1
3,335,775	1.089	07/01/31	3,286,447
Rhode Island Student Loan Authority Series 2014-1, Class A1
830,023	0.899	10/02/28	819,647
Scholar Funding Trust Series 2010-A, Class A(a)
989,264	1.044	10/28/41	958,973
Scholar Funding Trust Series 2012-B, Class A1(a)
2,378,067	0.594	10/28/25	2,371,276
Scholar Funding Trust Series 2013-A, Class A(a)
4,292,673	0.844	01/30/45	4,243,230
SLC Student Loan Center Series 2011-1, Class A(a)
1,897,213	1.414	10/25/27	1,901,119
SLC Student Loan Trust Series 2010-1, Class A
1,176,579	1.204	11/25/42	1,169,827
SLM Student Loan Trust Series 2003-12, Class A5(a)
2,302,433	0.617	09/15/22	2,286,147
SLM Student Loan Trust Series 2003-14, Class A5
522,848	0.525	01/25/23	516,507

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2004-1, Class A3
$2,407,441	0.505%	04/25/23	$2,379,173
SLM Student Loan Trust Series 2004-8A, Class A5(a)
2,363,807	0.795	04/25/24	2,344,022
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	0.845	10/26/26	3,075,035
SLM Student Loan Trust Series 2006-2, Class A5
2,294,916	0.405	07/25/25	2,278,966
SLM Student Loan Trust Series 2006-4, Class A5
4,715,376	0.395	10/27/25	4,671,608
SLM Student Loan Trust Series 2006-8, Class A4
139,229	0.375	10/25/21	138,773
SLM Student Loan Trust Series 2006-9, Class A4
218,122	0.365	10/25/22	217,520
SLM Student Loan Trust Series 2008-2, Class A3
913,967	1.045	04/25/23	883,138
SLM Student Loan Trust Series 2008-5, Class A4
850,000	1.995	07/25/23	854,312
SLM Student Loan Trust Series 2012-3, Class A
1,582,951	0.844	12/26/25	1,550,960
SLM Student Loan Trust Series 2012-6, Class A2
384,956	0.474	09/25/19	383,429
SLM Student Loan Trust Series 2013-3, Class A2
612,954	0.494	05/26/20	609,227
SLM Student Loan Trust Series 2014-1, Class A2
750,000	0.574	07/26/21	745,314
South Carolina Student Loan Corp. Series 2005, Class A2
133,339	0.449	12/01/20	133,267
Utah State Board of Regents Series 2012-1, Class A
3,344,507	0.944	12/26/31	3,344,808
Utah State Board of Regents Series 2015-1, Class A
4,433,865	0.794	02/25/43	4,242,290
Wachovia Student Loan Trust Series 2005-1, Class A5
379,219	0.425	01/26/26	371,840

			113,066,814

TOTAL ASSET-BACKED SECURITIES
(Cost $183,808,691)			$183,087,843

Government Guarantee Obligation(d) – 0.9%
Hashemite Kingdom of Jordan Government AID Bond
$4,000,000	2.503%	10/30/20	$4,164,821
(Cost $4,000,000)

U.S. Treasury Obligations – 8.3%
United States Treasury Bond(e)
$1,500,000	3.750%	11/15/43	$1,766,340
United States Treasury Floating Rate Note(c)
20,000,000	0.084	04/30/16	20,000,400
United States Treasury Inflation Protected Securities
6,487,200	0.125	04/15/16	6,424,339
945,392	2.500	07/15/16	961,199
1,576,095	0.125	04/15/17	1,570,437

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities – (continued)
$1,036,341	2.625%	07/15/17	$1,086,054
4,006,834	0.125	01/15/22	3,912,313
769,133	0.375	07/15/23	756,996
2,659,306	0.625	01/15/24	2,650,158
386,456	2.125	02/15/40	456,922

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,501,247)			$39,585,158

Shares	Rate	Value
Investment Company(f) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Shares
270	0.006%	$270
(Cost $270)

TOTAL INVESTMENTS – 98.7%
(Cost $468,821,636)		$468,499,549

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		6,104,659

NET ASSETS – 100.0%		$474,604,208

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $114,864,489, which represents approximately 24.2% of net assets as of September 30, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(d)	Guaranteed by the United States Government until maturity. Total market value for this security amounts to $4,164,821, which represents approximately 0.9% of net assets as of September 30, 2015.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	61	December 2015	$9,784,781	$103,127
2 Year U.S. Treasury Notes	(25)	December 2015	(5,475,781)	(6,762)
5 Year U.S. Treasury Notes	(87)	December 2015	(10,484,859)	(51,733)
10 Year U.S. Treasury Notes	23	December 2015	2,960,891	28,219
20 Year U.S. Treasury Bonds	(42)	December 2015	(6,608,438)	(84,923)
TOTAL				$(12,072)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$2,000	12/16/20	3 month LIBOR	2.000%	$(27,072)	$(23,749)
29,600	06/24/21	2.923%	3 month LIBOR	(10,128)	393,702
39,020	09/02/22	2.810	3 month LIBOR	56,790	157,036
500	12/16/25	2.500	3 month LIBOR	7,683	12,458
7,600	06/24/29	3 month LIBOR	3.218	25,979	(357,324)
9,150	09/02/30	3 month LIBOR	3.005	(12,872)	(130,866)
10,800	12/16/30	3 month LIBOR	2.500	71,465	(310,133)

TOTAL				$111,845	$(258,876)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 94.8%
United States Treasury Inflation Protected Securities
$2,162,400	0.125%	04/15/16	$2,141,446
945,392	2.500	07/15/16	961,199
29,132,697	2.625	07/15/17	30,530,193
5,162,100	0.125	04/15/18	5,159,674
20,859,936	0.625	07/15/21	21,179,302
2,319,746	0.125	01/15/22	2,265,023
3,411,969	0.125	01/15/23	3,295,211
11,895,916	0.375	07/15/23	11,708,198
10,944,067	0.625	01/15/24	10,906,419
21,910,962	0.125 (a)	07/15/24	20,938,554
3,668,181	2.500	01/15/29	4,406,402
14,795,744	2.125	02/15/40	17,493,600
6,359,040	1.375	02/15/44	6,468,352

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,379,602)			$137,453,573

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $139,379,602)			$137,453,573

Short-term Investment(b) – 4.8%
Repurchase Agreements – 4.8%
Joint Repurchase Agreement Account II
$7,000,000	0.122%	10/01/15	$7,000,000
(Cost $7,000,000)

TOTAL INVESTMENTS – 99.6%
(Cost $146,379,602)			$144,453,573

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			554,662

NET ASSETS – 100.0%			$145,008,235

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 83.

Investment Abbreviation:
LIBOR	—London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(5)	June 2016	$(1,241,938)	$(5,699)
Eurodollars	(6)	September 2016	(1,488,150)	(7,514)
Eurodollars	(6)	December 2016	(1,485,825)	(7,664)
Eurodollars	3	December 2017	739,163	(7)
Eurodollars	3	March 2018	738,375	31
Eurodollars	3	June 2018	737,588	68
Ultra Long U.S. Treasury Bonds	19	December 2015	3,047,719	34,351
2 Year U.S. Treasury Notes	(14)	December 2015	(3,066,438)	(3,399)
5 Year U.S. Treasury Notes	100	December 2015	12,051,563	85,412
10 Year U.S. Treasury Notes	99	December 2015	12,744,703	132,305
20 Year U.S. Treasury Bonds	(69)	December 2015	(10,856,719)	(136,796)

TOTAL				$91,088

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	$34,000	08/17/17	3 month LIBOR	1.065%	$(65,885)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$22,810	06/24/21	2.923%	3 month LIBOR	$38,269	$257,317
28,590	09/02/22	2.810	3 month LIBOR	34,716	121,953
1,100	12/16/22	3 month LIBOR	2.250%	(15,222)	(19,803)
6,000	06/24/29	3 month LIBOR	3.218	(28,409)	(233,179)
6,760	09/02/30	3 month LIBOR	3.004	1,578	(107,771)
TOTAL				$30,932	$18,517

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 50.3%
Banks – 44.3%
Australia & New Zealand Banking Group Ltd.(a)
$300,000	0.596%	06/13/17	$298,549
Bank of America NA(a)
250,000	0.779	11/14/16	249,757
Bank of Montreal(a)
300,000	0.883	04/09/18	299,998
Commonwealth Bank of Australia(a)(b)
400,000	0.845	09/20/16	400,778
Credit Suisse New York(a)
160,000	0.984	01/29/18	159,517
HSBC Bank PLC(a)(b)
300,000	0.961	05/15/18	299,364
JPMorgan Chase & Co.(a)
400,000	0.841	02/15/17	399,689
Royal Bank of Canada(a)
400,000	0.793	09/09/16	400,914
Sumitomo Mitsui Banking Corp.
250,000	0.900	01/18/16	250,053
Svenska Handelsbanken AB(a)
400,000	0.796	09/23/16	400,855
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)(b)
500,000	1.356	09/14/18	501,163
The Toronto-Dominion Bank(a)
400,000	0.793	09/09/16	400,952
Wells Fargo & Co.(a)
400,000	0.629	06/02/17	398,951

			4,460,540

Health Care – 6.0%
McLaren Health Care Corp.
200,000	1.040	05/15/16	199,975
Providence Health & Services Obligated Group(a)
400,000	0.934	10/01/15	400,000

			599,975

TOTAL CORPORATE OBLIGATIONS
(Cost $5,064,579)			$5,060,515

Municipal Debt Obligations – 34.2%
California – 13.8%
California Statewide Communities Development Authority (Sifma – Kaiser Permanente) Series 2012 B(a)
$350,000	0.970%	04/01/52	$350,973
Los Angeles California Department of Airports RB Build America Bonds Direct Payment to Issuer Series 2009 C
300,000	5.175	05/15/17	311,517
Orange County CA Pension Obligation RB (Refunding-Pension- Taxable) Series 2015 A
350,000	0.580	11/02/15	350,063
University of California RB (Floating Rate Notes) Series 2011 Y-2(a)
175,000	0.697	07/01/41	174,970

Municipal Debt Obligations – (continued)
California – (continued)
University of California RB (Taxable Floating Rate Notes) Series 2011 Y-1(a)
$200,000	0.697%	07/01/41	$199,966

			1,387,489

Colorado – 1.1%
University of Colorado Enterprise RB Build America Subseries 2010 A-2
105,000	2.672	06/01/16	106,356

Florida(a)(b) – 3.6%
Puttable Floating Option Taxable Notes RB Series 2014 TNP-1011
365,000	0.400	12/01/25	365,000

Massachusetts(a) – 1.4%
Commonwealth of Massachusetts State GO Bonds Refunding (Sifma Index) Series 2013 A
50,000	0.310	02/01/16	50,003
Massachusetts State GO Consolidated Loan Series 2012 D
90,000	0.450	01/01/18	89,971

			139,974

Missouri – 1.5%
Missouri State Health & Educational Facilities Authority RB for Washington University Taxable Series 2011 A
150,000	1.970	11/15/15	150,159

New Jersey – 0.6%
New Jersey State Turnpike Authority RB Unrefunded Balance Taxable Series 2003 B
60,000	4.252	01/01/16	60,522

New York – 8.2%
New York State Local Government Assistance Corp. RB Refunding Sub-Lien (AGM) Series 2003 A-10 V(a)
125,000	0.225	04/01/17	122,539
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(a)
300,000	0.632	11/01/15	300,003
Port Authority of New York & New Jersey RB Consolidated Bonds – 176TH Series 2012
400,000	0.600	12/01/15	400,116

			822,658

South Carolina(a) – 4.0%
South Carolina State Public Service Authority RB (Taxable LIBOR Index Bonds) Series 2013 D
400,000	1.297	06/01/16	400,272

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,432,290)			$3,432,430

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $8,496,869)			$8,492,945

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 17.8%
Repurchase Agreement – 17.8%
Citigroup Global Markets, Inc.
$490,000	1.245%	03/29/16	$490,000
Maturity Value: $493,084
Settlement Date: 09/29/2015

Collateralized by various corporate obligations, 0.537% to
0.637%, due 12/22/2036 to 03/22/2037, and various mortgage
obligations, 3.897% to 7.86%, due 03/01/2030 to 06/17/2032.
The aggregate market value of the collateral, including accrued interest, was $581,611.

Joint Repurchase Agreement Account II(c)
1,300,000	0.122	10/01/15	1,300,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,790,000)			$1,790,000

TOTAL INVESTMENTS – 102.3%
(Cost $10,286,869)			$10,282,945

LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%			(227,193)

NET ASSETS – 100.0%			$10,055,752

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,566,305, which represents approximately 15.6% of net assets as of September 30, 2015.
(c)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 83.

Investment Abbreviations:
AGM	—Assured Guaranteed Municipal Corp
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 29.3%
Collateralized Mortgage Obligations – 8.5%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$9,196	21.309%	11/25/20	$12,426

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
222	1,172.807	11/15/21	4,281

Regular Floater(a) – 4.7%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
4,563,670	0.743	02/25/48	4,552,477
FNMA REMIC Series 1988-12, Class B
14,437	0.000	02/25/18	14,298
FNMA REMIC Series 2007-33, Class HF
745,154	0.544	04/25/37	748,980
NCUA Guaranteed Notes Series 2010-A1, Class A
2,402,856	0.544	12/07/20	2,407,357
NCUA Guaranteed Notes Series 2010-R2, Class 1A
4,890,936	0.564	11/06/17	4,898,387
NCUA Guaranteed Notes Series 2011-R1, Class 1A
4,220,821	0.653	01/08/20	4,238,463
NCUA Guaranteed Notes Series 2011-R2, Class 1A
14,365,517	0.595	02/06/20	14,399,748
NCUA Guaranteed Notes Series 2011-R3, Class 1A
13,409,112	0.603	03/11/20	13,448,397
NCUA Guaranteed Notes Series 2011-R4, Class 1A
15,061,739	0.583	03/06/20	15,083,507
NCUA Guaranteed Notes Series 2011-R5, Class 1A
7,012,688	0.574	04/06/20	7,012,688
NCUA Guaranteed Notes Series 2011-R6, Class 1A
727,274	0.583	05/07/20	727,274

			67,531,576

Sequential Fixed Rate – 3.5%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
6,611,828	3.250	04/25/38	6,827,023
FHLMC REMIC Series 108, Class G
49,958	8.500	12/15/20	52,832
FHLMC REMIC Series 1980, Class Z
521,549	7.000	07/15/27	598,953
FHLMC REMIC Series 2019, Class Z
526,012	6.500	12/15/27	596,828
FHLMC REMIC Series 2755, Class ZA
1,125,427	5.000	02/15/34	1,242,691
FHLMC REMIC Series 3530, Class DB
7,993,882	4.000	05/15/24	8,478,157
FHLMC REMIC Series 4273, Class PD
2,243,315	6.500	11/15/43	2,603,911
FNMA REMIC Series 1989-66, Class J
102,735	7.000	09/25/19	108,687
FNMA REMIC Series 1990-16, Class E
93,754	9.000	03/25/20	105,013
FNMA REMIC Series 2005-65, Class WL
123,225	5.500	07/25/34	123,304

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-111, Class B
$1,025,497	7.000%	10/25/42	$1,172,306
FNMA REMIC Series 2012-153, Class B
3,347,866	7.000	07/25/42	3,926,195
FNMA REMIC Series 2015-30, Class EA
12,792,751	3.000	05/25/45	13,253,313
NCUA Guaranteed Notes Series 2010-R1, Class 2A
121,868	1.840	10/07/20	121,906
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,642,444

			50,853,563

Sequential Floating Rate(a) – 0.3%
FHLMC REMIC Series 4273, Class PS
2,919,186	5.893	11/15/43	457,192
FNMA REMIC Series 1988-12, Class A
28,104	3.856	02/25/18	28,567
NCUA Guaranteed Notes Series 2010-R1, Class 1A
3,607,402	0.653	10/07/20	3,623,043

			4,108,802

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			$122,510,648

Commercial Mortgage-Backed Securities(a) – 5.9%
Sequential Floating Rate – 5.9%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
$17,424,941	0.574%	07/25/20	$17,436,177
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
9,879,309	0.534	01/25/21	9,876,059
FHLMC Multifamily Structured Pass Through Certificates, Series KP02, Class A2
21,500,000	2.355	04/25/21	21,913,374
FNMA ACES Series 2014-M1, Class ASQ2
32,500,000	2.323	11/25/18	33,496,817
FNMA ACES Series 2014-M5, Class FA
3,016,664	0.559	01/25/17	3,017,397

TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES			$85,739,824

Federal Agencies – 14.9%
Adjustable Rate FHLMC(a) – 0.3%
$26,218	2.365%	05/01/18	$26,337
27,744	2.948	10/01/25	28,165
625,949	2.432	11/01/34	669,531
2,508,601	2.451	06/01/35	2,677,919
242,677	2.943	05/01/36	259,574
82,881	2.143	10/01/36	88,365
110,091	2.540	11/01/36	117,756

			3,867,647

Adjustable Rate FNMA(a) – 2.4%
19,811	2.645	02/01/18	19,947
35,872	2.110	06/01/18	36,530
43,349	5.900	05/01/20	45,477

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$22,170	3.116%	01/01/23	$22,459
108,713	3.152	02/01/27	110,428
959,414	2.425	08/01/29	972,288
86,936	2.505	07/01/32	92,100
89,957	2.044	01/01/33	94,530
1,685,972	2.550	05/01/33	1,792,394
279,084	2.750	08/01/33	297,900
1,234,216	4.610	08/01/33	1,336,797
1,173,141	2.442	02/01/34	1,253,975
718,153	2.360	05/01/34	768,155
471,460	2.445	05/01/34	504,172
702,851	2.470	06/01/34	751,787
540,609	2.156	10/01/34	577,231
446,641	2.186	10/01/34	473,590
118,047	2.123	02/01/35	124,433
1,071,367	2.131	02/01/35	1,128,094
320,125	2.285	03/01/35	342,047
952,542	2.345	03/01/35	1,018,863
1,472,975	1.944	04/01/35	1,549,749
2,503,888	2.030	04/01/35	2,625,467
440,252	2.470	04/01/35	467,773
553,851	2.059	05/01/35	581,587
324,857	2.210	05/01/35	345,095
2,245,947	2.473	08/01/35	2,398,620
725,362	2.253	10/01/35	775,865
1,521,802	2.333	03/01/36	1,617,676
516,512	2.384	04/01/36	544,424
1,346,106	2.548	04/01/36	1,439,829
2,112,393	2.634	06/01/36	2,257,903
1,389,335	2.643	06/01/36	1,474,306
1,590,034	2.519	07/01/36	1,682,358
3,097,100	2.393	09/01/36	3,302,663
247,376	2.507	11/01/36	264,599
163,283	2.542	11/01/36	174,652
2,015,520	2.535	07/01/37	2,155,850
68,737	2.445	12/01/46	73,523

			35,495,136

Adjustable Rate GNMA(a) – 0.4%
345,657	1.750	05/20/34	357,902
706,536	1.625	07/20/34	733,518
434,951	1.625	08/20/34	451,578
3,453,428	1.625	09/20/34	3,585,537
437,319	1.625	10/20/34	453,923
549,471	1.625	12/20/34	568,367

			6,150,825

FHLMC – 0.3%
304	8.000	12/01/15	305
1,006	7.000	03/01/16	1,011
570,581	5.500	01/01/20	605,809
190,527	7.000	04/01/22	207,427
3,082	4.500	05/01/23	3,293
13,617	7.500	01/01/31	14,931

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,586	6.000%	06/01/36	$2,977
3,088,653	7.000	02/01/39	3,623,167

			4,458,920

FNMA – 11.0%
117	8.500	12/01/15	117
1,509	5.500	01/01/18	1,573
7,089,725	2.800	03/01/18	7,333,921
59,044,881	3.743	06/01/18	62,427,893
87,642	5.500	07/01/18	92,022
63,779	5.500	08/01/18	66,738
116,959	5.500	09/01/18	122,992
15,800,000	2.960	11/01/18	16,549,596
16,804	5.500	12/01/18	17,730
10,305	5.500	01/01/19	10,866
12,227	5.500	03/01/19	12,929
590	5.500	08/01/19	591
5,813	5.000	09/01/19	6,159
21,474	7.000	11/01/19	22,654
39,017,234	4.317	07/01/21	43,169,163
165,113	5.000	07/01/23	181,868
1,760,035	5.500	09/01/23	1,923,456
458,823	5.500	10/01/23	503,234
4,012	7.000	12/01/24	4,547
94,489	5.000	06/01/25	103,969
1,302	7.000	08/01/27	1,526
1,451	7.000	10/01/28	1,610
1,271	7.000	01/01/29	1,453
1,125,603	4.500	09/01/29	1,220,073
393	7.000	11/01/29	397
887	7.000	04/01/31	1,010
8,873	7.000	05/01/32	10,226
6,825	7.000	06/01/32	7,495
1,146	7.000	08/01/32	1,361
29,564	6.000	03/01/33	34,271
7,039	6.000	04/01/33	8,046
1,771,193	6.500	04/01/33	2,095,256
5,709	6.000	11/01/33	6,526
1,568	7.000	04/01/34	1,849
22,819	6.000	01/01/35	26,069
2,989,370	6.000	04/01/35	3,417,095
55,281	6.000	06/01/35	63,684
230,039	6.000	09/01/35	260,247
313	6.000	11/01/35	354
16,652	6.000	01/01/36	18,839
9,203	6.000	02/01/36	10,620
88,518	6.000	05/01/36	101,961
3,052	6.000	06/01/36	3,535
205,542	6.000	08/01/36	236,907
515,399	6.000	09/01/36	584,344
880,562	4.500	11/01/36	956,763
32,881	6.000	04/01/37	37,801
120,490	6.000	08/01/37	138,016
250,344	7.500	10/01/37	296,654
231,873	6.000	11/01/37	265,809
7,716	6.000	02/01/38	8,853

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$93,429	6.000%		01/01/39		$107,173
278,709	4.500		02/01/39		302,052
1,873,067	7.000		03/01/39		2,138,856
266,557	4.500		04/01/39		288,882
13,431	4.500		08/01/39		14,812
37,487	4.500		05/01/41		40,730
1,079,839	4.500		08/01/41		1,174,874
269,980	4.500		10/01/41		293,343
133,941	5.000		02/01/42		148,345
937,844	3.000		12/01/42		957,978
797,649	3.000		01/01/43		815,444
212,248	3.000		04/01/43		216,792
95,194	3.000		05/01/43		96,704
9,000,000	6.000		TBA-30yr	(d)	10,170,000

					159,136,653

GNMA – 0.5%
234,053	5.500		07/15/20		247,512
4,656	6.500		01/15/32		5,338
11,206	6.500		02/15/32		12,850
11,552	6.500		08/15/34		13,587
17,149	6.500		05/15/35		20,069
6,411	6.500		06/15/35		7,447
12,790	6.500		07/15/35		14,970
3,367	6.500		08/15/35		3,945
7,389	6.500		09/15/35		8,630
7,898	6.500		10/15/35		9,247
34,320	6.500		11/15/35		40,166
34,306	6.500		12/15/35		40,105
54,291	6.500		01/15/36		63,515
48,818	6.500		02/15/36		57,172
50,411	6.500		03/15/36		59,058
119,806	6.500		04/15/36		139,787
190,477	6.500		05/15/36		223,081
164,006	6.500		06/15/36		192,114
707,054	6.500		07/15/36		837,648
687,468	6.500		08/15/36		804,070
1,038,258	6.500		09/15/36		1,211,302
420,181	6.500		10/15/36		488,025
547,423	6.500		11/15/36		637,204
213,829	6.500		12/15/36		248,443
96,773	6.500		01/15/37		112,158
41,590	6.500		02/15/37		48,514
25,429	6.500		03/15/37		29,799
68,451	6.500		04/15/37		79,948
50,634	6.500		05/15/37		58,601
30,376	6.500		08/15/37		35,314
174,592	6.500		09/15/37		202,284
180,907	6.500		10/15/37		207,434
99,909	6.500		11/15/37		117,050
4,093	6.500		02/15/38		4,782
36,536	6.500		05/15/38		42,504
4,641	6.500		08/15/38		5,438
117,200	6.000		11/15/38		135,665
47,484	6.500		11/15/38		55,470

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$12,137	6.500%		01/15/39		$14,160
31,181	6.500		02/15/39		36,371

					6,570,777

TOTAL FEDERAL AGENCIES					$215,679,958

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $418,056,888)					$423,930,430

Agency Debentures – 19.8%
FFCB
$5,000,000	0.750%		08/14/17		$5,001,550
3,200,000	1.460		11/19/19		3,196,810
16,000,000	3.500		12/20/23		17,446,517
FHLB
5,000,000	0.260		04/20/16		4,999,760
5,000,000	0.270		04/22/16		4,999,775
23,500,000	0.375		06/10/16		23,499,600
12,200,000	2.125		06/10/16		12,344,045
28,500,000	0.750		02/13/17		28,577,648
22,000,000	1.000		06/09/17		22,130,627
3,200,000	1.530		11/21/19		3,200,480
7,000,000	1.875		03/13/20		7,141,975
2,300,000	3.250		06/09/23		2,433,623
1,800,000	5.375		08/15/24		2,222,100
FHLMC
2,780,000	0.850		12/26/17		2,780,133
4,800,000	1.000		01/17/18		4,813,733
FNMA
70,200,000	2.375		04/11/16		70,982,941
39,500,000	0.750		03/14/17		39,583,333
5,200,000	6.250		05/15/29		7,235,561
16,080,000	7.125		01/15/30		24,200,400
Small Business Administration
20,740	7.200		06/01/17		21,435
47,300	6.300		05/01/18		50,211
40,299	6.300		06/01/18		42,817

TOTAL AGENCY DEBENTURES
(Cost $283,657,698)					$286,905,074

Government Guarantee Obligation(e) – 1.4%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%		10/30/20		$20,095,262
(Cost $19,300,000)

U.S. Treasury Obligations – 49.7%
United States Treasury Bonds
$2,100,000	3.625	%(f)	08/15/43		$2,418,108
8,600,000	3.750	(f)	11/15/43		10,127,016
800,000	3.625		02/15/44		920,080
2,900,000	3.000		05/15/45		2,967,947

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)
$5,500,000	2.875%	08/15/45	$5,496,590
United States Treasury Inflation Protected Securities
17,515,440	0.125	04/15/16	17,345,715
19,853,232	2.500	07/15/16	20,185,178
6,409,453	0.125	04/15/17	6,386,443
8,290,728	2.625	07/15/17	8,688,434
11,282,401	0.125	01/15/22	11,016,249
3,568,775	0.375	07/15/23	3,512,460
9,041,640	0.625	01/15/24	9,010,537
3,312,480	2.125	02/15/40	3,916,478
1,382,400	1.375	02/15/44	1,406,163
United States Treasury Notes
24,300,000	0.375	10/31/16	24,293,196
14,400,000	0.625	12/31/16	14,427,936
118,400,000	0.500	02/28/17	118,418,943
100,000,000	0.500	03/31/17	99,988,998
111,600,000	0.875	07/15/17	112,130,098
116,200,000	0.625	08/31/17	116,195,354
47,900,000	1.000	05/31/18	48,079,143
16,800,000	1.500	01/31/19	17,053,848
3,700,000	1.625	04/30/19	3,767,636
20,500,000	1.625	06/30/20	20,760,759
10,800,000	2.250	04/30/21	11,211,372
2,800,000	2.000	05/31/21	2,867,284
4,800,000	1.750	02/28/22	4,817,137
10,900,000	1.875	05/31/22	11,004,858
1,200,000	2.125	06/30/22	1,231,344
2,400,000	2.000	07/31/22	2,441,664
7,900,000	1.750	09/30/22	7,896,919

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $717,308,938)			$719,983,887

Shares	Rate	Value

Investment Company(g) – 0.0%
Goldman Sachs Financial Square Government Fund – FST Shares
80	0.006%	80
(Cost $80)

TOTAL INVESTMENTS – 100.2%
(Cost $1,438,323,604)		$1,450,914,733

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(2,513,551)

NET ASSETS – 100.0%		$1,448,401,182

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $11,379,500, which represents approximately 0.8% of net assets as of September 30, 2015.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,170,000 which represents approximately 0.7% of net assets as of September 30, 2015.
(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $20,095,262, which represents approximately 1.4% of net assets as of September 30, 2015.
(f)	A portion of these securities are segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	68	December 2015	$10,907,625	$144,733
2 Year U.S. Treasury Notes	3,562	December 2015	780,189,313	1,222,438
5 Year U.S. Treasury Notes	(188)	December 2015	(22,656,938)	(164,776)
10 Year U.S. Treasury Notes	(486)	December 2015	(62,564,906)	(705,695)
20 Year U.S. Treasury Bonds	(342)	December 2015	(53,811,563)	(551,573)
TOTAL				$(54,873)

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$31,000		11/02/16	3 month LIBOR	1.780%	$(295,908)	$(338,336)
133,200	(a)	01/11/18	3 month LIBOR	1.876	400	(3,204,792)
61,800	(a)	12/16/20	3 month LIBOR	2.000	(851,729)	(718,640)
67,300	(a)	06/24/21	2.923%	3 month LIBOR	(32,244)	904,358
79,030	(a)	09/02/22	2.810	3 month LIBOR	109,704	323,373
14,200	(a)	12/16/22	3 month LIBOR	2.250	(209,812)	(242,325)
21,800	(a)	12/16/25	3 month LIBOR	2.500	(409,316)	(468,813)
17,300	(a)	06/25/29	3 month LIBOR	3.218	65,509	(819,754)
18,530	(a)	09/03/30	3 month LIBOR	3.005	(25,318)	(265,772)
14,600	(a)	12/16/30	3 month LIBOR	2.500	97,951	(420,595)
1,600	(a)	12/18/45	3 month LIBOR	2.750	(10,792)	(58,774)
TOTAL					$(1,561,555)	$(5,310,070)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 59.7%
Automotive – 3.9%
Daimler Finance North America LLC(a)
$1,500,000	2.450%		05/18/20	$1,466,318
Ford Motor Credit Co. LLC
2,050,000	8.000		12/15/16	2,202,184
900,000	8.125		01/15/20	1,079,217
General Motors Financial Co., Inc.
3,500,000	4.750		08/15/17	3,636,759
Schaeffler Holding Finance BV(a)(b)(c)
4,045,000	6.875		08/15/18	4,186,575

				12,571,053

Banks – 19.7%
ABN AMRO Bank NV(a)
2,350,000	1.800		06/04/18	2,351,842
American Express Co.(b)(d)
1,600,000	6.800		09/01/66	1,616,000
American Express Credit Corp.(b)
1,650,000	1.800		07/31/18	1,649,037
Associates Corp. of North America
1,375,000	6.950		11/01/18	1,569,039
Banco de Bogota SA(a)
200,000	5.000		01/15/17	204,000
Banco del Estado de Chile(a)
170,000	2.000		11/09/17	170,000
Bank of America Corp.
5,375,000	6.000		09/01/17	5,795,512
1,200,000	2.650		04/01/19	1,213,811
Bank of America NA
2,700,000	1.750		06/05/18	2,692,889
BNP Paribas SA
550,000	2.375		05/21/20	549,972
BPCE SA
1,026,000	2.500		12/10/18	1,044,294
Capital One Bank USA NA(b)
800,000	2.250		02/13/19	796,751
Citigroup, Inc.
1,500,000	1.800		02/05/18	1,498,242
450,000	6.125		05/15/18	497,533
1,325,000	2.500		07/29/19	1,330,964
Commonwealth Bank of Australia
525,000	1.900		09/18/17	531,121
2,100,000	1.625		03/12/18	2,105,225
Compass Bank(b)
775,000	2.750		09/29/19	771,344
Credit Suisse Group Funding Guernsey Ltd.(a)
1,425,000	2.750		03/26/20	1,416,906
Credit Suisse New York
1,500,000	0.822	(d)	05/26/17	1,494,912
725,000	1.750		01/29/18	724,649
Discover Bank(b)
1,150,000	2.600		11/13/18	1,154,235
HBOS PLC(a)
1,325,000	6.750		05/21/18	1,459,857
ING Bank NV(a)
1,525,000	1.800		03/16/18	1,527,202

Corporate Obligations – (continued)
Banks – (continued)
Intesa Sanpaolo SpA
$2,550,000	3.875%		01/16/18	$2,629,222
JPMorgan Chase & Co.
3,200,000	6.400		10/02/17	3,491,816
650,000	1.700	(b)	03/01/18	648,147
1,825,000	2.250	(b)	01/23/20	1,808,216
KBC Bank NV(b)(d)
400,000	8.000		01/25/23	437,060
Lloyds Bank PLC
600,000	1.750		03/16/18	598,980
1,000,000	2.300		11/27/18	1,010,621
Macquarie Bank Ltd.(a)
700,000	1.600		10/27/17	698,219
Morgan Stanley, Inc.
4,100,000	5.950		12/28/17	4,465,735
875,000	6.625		04/01/18	972,732
775,000	2.650		01/27/20	777,954
MUFG Americas Holdings Corp.(b)
625,000	1.625		02/09/18	622,614
Nomura Holdings, Inc.
600,000	2.000		09/13/16	602,836
Royal Bank of Scotland PLC
275,000	4.375		03/16/16	279,554
1,625,000	6.400		10/21/19	1,829,447
Santander Holdings USA, Inc.(b)
1,675,000	3.450		08/27/18	1,714,834
1,275,000	2.650		04/17/20	1,249,473
Sumitomo Mitsui Banking Corp.
575,000	1.750		01/16/18	574,083
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700		03/05/18	1,093,524
700,000	2.150		09/14/18	704,710
Wells Fargo & Co.
2,200,000	5.625		12/11/17	2,390,305
600,000	2.150		01/30/20	597,878

				63,363,297

Chemicals – 1.1%
AVINTIV Specialty Materials, Inc.(b)
217,000	7.750		02/01/19	225,138
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV(a)(b)
700,000	7.375		05/01/21	739,375
Eastman Chemical Co.(b)
1,250,000	2.700		01/15/20	1,246,164
Ecolab, Inc.
1,000,000	1.550		01/12/18	996,185
Incitec Pivot Ltd.(a)
375,000	4.000		12/07/15	376,717

				3,583,579

Construction Machinery – 1.6%
Case New Holland, Inc.
1,300,000	7.875		12/01/17	1,376,375
Caterpillar Financial Services Corp.
2,600,000	2.250		12/01/19	2,607,607

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Construction Machinery – (continued)
John Deere Capital Corp.
$1,200,000	2.300%	09/16/19	$1,212,449

			5,196,431

Consumer Cyclical Services(b) – 0.7%
CDK Global, Inc.
525,000	3.300	10/15/19	529,766
First Data Corp.(a)
750,000	6.750	11/01/20	783,750
Iron Mountain, Inc.(a)
800,000	6.000	10/01/20	806,000

			2,119,516

Consumer Products – 0.7%
Beam, Inc.
250,000	5.375	01/15/16	253,017
Kimberly-Clark Corp.
625,000	1.850	03/01/20	621,685
Sally Holdings LLC(b)
1,250,000	6.875	11/15/19	1,300,000

			2,174,702

Diversified Manufacturing – 0.2%
Danaher Corp.
575,000	1.650	09/15/18	577,645
Pentair Finance SA
125,000	1.350	12/01/15	125,074

			702,719

Electric – 1.1%
Commonwealth Edison Co.(b)
300,000	2.150	01/15/19	302,079
Dominion Resources, Inc.
900,000	1.900	06/15/18	898,788
Exelon Corp.(b)
350,000	2.850	06/15/20	351,871
Sempra Energy(b)
1,100,000	2.400	03/15/20	1,094,195
The Southern Co.(b)
800,000	2.750	06/15/20	793,838

			3,440,771

Energy – 1.6%
Anadarko Petroleum Corp.
1,425,000	6.375	09/15/17	1,531,235
BP Capital Markets PLC
1,125,000	1.846	05/05/17	1,133,470
Canadian Natural Resources Ltd.(d)
450,000	0.702	03/30/16	449,009
Devon Energy Corp.(d)
450,000	0.877	12/15/16	444,987
Noble Holding International Ltd.
100,000	2.500	03/15/17	92,000

Corporate Obligations – (continued)
Energy – (continued)
Petroleos de Venezuela SA
$90,000	9.000%	11/17/21	$32,310
260,000	6.000	05/16/24	84,500
280,000	6.000	11/15/26	88,578
50,000	5.375	04/12/27	15,813
State Oil Company of the Azerbaijan Republic
638,000	5.450	02/09/17	647,570
Transocean, Inc.
835,000	2.500	10/15/17	755,675

			5,275,147

Energy – Exploration & Production – 0.8%
Chesapeake Energy Corp.
1,225,000	7.250	12/15/18	1,019,812
Marathon Oil Corp.(b)
650,000	2.700	06/01/20	613,650
Whiting Petroleum Corp.(b)
1,255,000	5.000	03/15/19	1,091,850

			2,725,312

Food & Beverage – 1.5%
Beam Suntory, Inc.
800,000	1.750	06/15/18	794,313
ConAgra Foods, Inc.
325,000	4.950	08/15/20	355,325
HJ Heinz Co.(a)
1,300,000	2.000	07/02/18	1,301,686
Pernod-Ricard SA(a)
525,000	2.950	01/15/17	533,774
Sysco Corp.(b)
400,000	2.600	10/01/20	400,584
The J.M. Smucker Co.(a)
800,000	1.750	03/15/18	800,555
550,000	2.500	03/15/20	550,554

			4,736,791

Gaming – 0.3%
MGM Resorts International
975,000	8.625	02/01/19	1,077,375

Health Care Products – 0.7%
Becton Dickinson & Co.
1,100,000	2.675	12/15/19	1,112,195
Medtronic, Inc.
1,100,000	1.500	03/15/18	1,100,330

			2,212,525

Health Care Services – 2.1%
Cardinal Health, Inc.
905,000	4.625	12/15/20	985,560
CHS/Community Health Systems, Inc.(b)
800,000	5.125	08/15/18	816,000
1,100,000	8.000	11/15/19	1,146,750
McKesson Corp.
175,000	1.400	03/15/18	173,238
650,000	2.284	03/15/19	650,602

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care Services – (continued)
Providence Health & Services Obligated Group(d)
$525,000	1.084%		10/01/16	$526,470
UnitedHealth Group, Inc.
400,000	1.400		10/15/17	399,866
2,100,000	1.900		07/16/18	2,119,938

				6,818,424

Life Insurance – 0.1%
MetLife, Inc.
150,000	1.756		12/15/17	150,949

Media – Cable – 1.8%
Comcast Corp.
440,000	6.500		01/15/17	469,746
600,000	5.700		05/15/18	664,206
COX Communications, Inc.
100,000	5.500		10/01/15	100,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
1,350,000	1.750		01/15/18	1,344,843
725,000	5.875		10/01/19	808,059
Time Warner Cable, Inc.
1,470,000	5.850		05/01/17	1,556,637
775,000	5.000		02/01/20	830,158

				5,773,649

Media – Non Cable – 0.2%
21st Century Fox America, Inc.
550,000	6.900		03/01/19	631,180

Metals & Mining – 0.9%
Anglo American Capital PLC(a)(d)
700,000	1.239		04/15/16	699,430
CITIC Ltd.
340,000	6.800		01/17/23	385,182
Freeport-McMoRan, Inc.
350,000	2.375		03/15/18	304,500
Glencore Finance Canada Ltd.(a)
1,750,000	2.700		10/25/17	1,574,125

				2,963,237

Noncaptive – Financial – 1.1%
CIT Group, Inc.
700,000	5.250		03/15/18	722,750
General Electric Capital Corp.
650,000	2.300		04/27/17	662,668
General Electric Capital Corp./LJ VP Holdings LLC(a)
825,000	3.800		06/18/19	885,386
Navient LLC
1,150,000	8.450		06/15/18	1,181,625

				3,452,429

Pharmaceuticals – 4.1%
AbbVie, Inc.
4,075,000	1.800		05/14/18	4,062,439
Actavis Funding SCS(b)
2,400,000	3.000		03/12/20	2,404,318
EMD Finance LLC(a)
1,625,000	1.700		03/19/18	1,627,946

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Forest Laboratories, Inc.(a)
$2,000,000	4.375%		02/01/19	$2,116,834
Gilead Sciences, Inc.
1,000,000	1.850		09/04/18	1,006,600
Perrigo Co. PLC
750,000	1.300		11/08/16	746,760
Valeant Pharmaceuticals International, Inc.(a)(b)
1,100,000	6.750		08/15/18	1,119,250

				13,084,147

Pipelines – 2.8%
Columbia Pipeline Group, Inc.(a)
475,000	2.450		06/01/18	475,956
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	342,089
Enterprise Products Operating LLC(b)(d)
1,150,000	8.375		08/01/66	1,131,312
675,000	7.034		01/15/68	715,500
Kinder Morgan Energy Partners LP
550,000	2.650		02/01/19	541,121
Kinder Morgan, Inc.
2,250,000	7.000		06/15/17	2,406,317
ONEOK Partners LP(b)
250,000	3.250		02/01/16	251,115
Spectra Energy Partners LP(b)
350,000	2.950		06/15/16	354,459
TransCanada PipeLines Ltd.
570,000	1.875		01/12/18	571,315
950,000	6.350	(b)(d)	05/15/67	798,000
Western Gas Partners LP(b)
1,470,000	2.600		08/15/18	1,455,068

				9,042,252

Property/Casualty Insurance(b)(d) – 0.6%
The Chubb Corp.
2,100,000	6.375		03/29/67	2,079,000

Real Estate Investment Trust – 3.2%
ARC Properties Operating Partnership LP(b)
2,475,000	3.000		02/06/19	2,360,454
DDR Corp.(b)
1,000,000	4.750		04/15/18	1,056,893
HCP, Inc.(b)
600,000	3.750		02/01/19	625,284
Kilroy Realty LP
450,000	5.000		11/03/15	451,345
Realty Income Corp.(b)
125,000	2.000		01/31/18	125,500
Select Income REIT(b)
1,275,000	3.600		02/01/20	1,298,842
Senior Housing Properties Trust(b)
750,000	3.250		05/01/19	754,125
Ventas Realty LP/Ventas Capital Corp.(b)
900,000	2.000		02/15/18	902,589
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
1,475,000	1.750		09/15/17	1,465,171

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trust – (continued)
	Welltower, Inc.(b)
	$1,225,000	4.125%	04/01/19	$1,293,640

				10,333,843

	Restaurants – 0.0%
	Brinker International, Inc.
	150,000	2.600	05/15/18	150,690

	Retailers – Food & Drug – 1.3%
	CVS Health Corp.
	2,600,000	1.900	07/20/18	2,616,218
	Walgreens Boots Alliance, Inc.(b)
	1,550,000	2.700	11/18/19	1,566,280

				4,182,498

	Technology – 0.8%
	Fiserv, Inc.(b)
	625,000	2.700	06/01/20	629,676
	Harris Corp.
	550,000	1.999	04/27/18	547,507
	Hewlett-Packard Co.
	900,000	1.226 (d)	01/14/19	908,092
	575,000	3.750	12/01/20	594,761

				2,680,036

	Technology – Hardware – 1.5%
	Automatic Data Processing, Inc.
	1,050,000	2.250	09/15/20	1,057,560
	Intel Corp.
	1,550,000	2.450	07/29/20	1,570,065
	NXP BV/NXP Funding LLC(a)
	750,000	3.750	06/01/18	754,687
	QUALCOMM, Inc.
	1,450,000	2.250	05/20/20	1,445,176
	Tech Data Corp.
	75,000	3.750	09/21/17	77,016

				4,904,504

	Tobacco – 1.0%
	BAT International Finance PLC(a)
	1,225,000	1.850	06/15/18	1,230,583
	Reynolds American, Inc.
	1,925,000	2.300	06/12/18	1,946,603

				3,177,186

	Transportation(a) – 0.4%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,101,000	3.375	03/15/18	1,131,982

	Wireless Telecommunications – 0.9%
	America Movil SAB de CV
MXN	2,760,000	6.000	06/09/19	162,458
	American Tower Corp.
	$525,000	4.500	01/15/18	552,145
	Intelsat Jackson Holdings SA(b)
	600,000	7.250	04/01/19	562,500

	Corporate Obligations – (continued)
	Wireless Telecommunications – (continued)
	Sprint Communications, Inc.
	$1,400,000	6.000%	12/01/16	$1,380,750
	175,000	8.375	08/15/17	173,687

				2,831,540

	Wirelines Telecommunications – 3.0%
	AT&T, Inc.
	725,000	2.300	03/11/19	726,769
	2,225,000	2.450 (b)	06/30/20	2,190,908
	Frontier Communications Corp.
	1,325,000	8.250	04/15/17	1,397,875
	Telecom Italia Capital SA
	816,000	5.250	10/01/15	816,000
	Telefonica Emisiones SAU
	825,000	3.192	04/27/18	844,913
	Verizon Communications, Inc.
	1,975,000	6.350	04/01/19	2,258,559
	1,300,000	2.550	06/17/19	1,321,887

				9,556,911

	TOTAL CORPORATE OBLIGATIONS
	(Cost $194,478,561)			$192,123,675

	Mortgage-Backed Obligations – 7.7%
	Collateralized Mortgage Obligations – 5.9%
	Interest Only(e) – 0.5%
	FHLMC STRIPS Series 329, Class C1
	$754,567	4.000%	12/15/41	$141,741
	FNMA REMIC Series 2012-146, Class IO
	5,899,191	3.500	01/25/43	1,281,729
	GNMA REMIC Series 2015-95, Class GI
	1,097,197	4.500	07/16/45	232,350

				1,655,820

	Inverse Floaters – 0.5%
	FNMA REMIC Series 2013-96, Class SW(d)
	478,816	5.906	09/25/43	77,642
	FNMA REMIC Series 2014-19, Class MS(d)
	584,589	6.406	11/25/39	94,829
	FNMA REMIC Series 2015
	1,000,000	6.054	10/01/45	158,218
	FNMA REMIC Series 2015-20, Class ES(d)
	959,556	5.956	04/25/45	230,897
	FNMA REMIC Series 2015-79
	3,425,000	5.506	10/01/45	459,164
	GNMA REMIC Series 2010-1, Class SD(d)
	48,260	5.574	01/20/40	8,225
	GNMA REMIC Series 2010-31, Class SA(d)
	508,386	5.534	03/20/40	75,289
	GNMA REMIC Series 2010-98, Class QS(d)
	321,989	6.384	01/20/40	47,171
	GNMA REMIC Series 2011-17, Class SA(d)
	377,483	5.884	09/20/40	56,089
	GNMA REMIC Series 2011-61, Class CS(d)
	265,729	6.464	12/20/35	23,200

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Inverse Floaters – (continued)
	GNMA REMIC Series 2011-79, Class AS(d)
	$131,988	5.894%	07/20/37	$4,248
	GNMA REMIC Series 2013-113, Class SD(d)
	264,573	6.491	08/16/43	49,733
	GNMA REMIC Series 2013-152, Class TS(d)
	610,950	5.884	06/20/43	102,042
	GNMA REMIC Series 2015-126, Class HS(d)
	500,000	6.001	09/20/45	92,795

				1,479,542

	Sequential Fixed Rate – 0.3%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	267,848	2.779	09/25/22	280,444
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	199,408	1.655	11/25/16	200,631
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	102,203
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	100,992
	FNMA REMIC Series 2012-111, Class B
	67,246	7.000	10/25/42	76,873
	FNMA REMIC Series 2012-153, Class B
	207,942	7.000	07/25/42	243,863

				1,005,006

	Sequential Floating Rate(d) – 4.6%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,835,983	0.383	09/20/66	1,951,455
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
	1,066,390	0.223	09/20/66	1,126,306
	Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a)
	792,840	2.750	04/20/20	877,060
	Darrowby PLC Series 2012-1, Class A
GBP	41,715	2.267	02/20/44	63,799
	FHLMC REMIC Series 4320, Class FD
	$556,388	0.607	07/15/39	559,367
	FNMA REMIC Series 2007-33, Class HF
	44,604	0.544	04/25/37	44,833
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	11,034	0.748	12/20/54	16,621
	Granite Master Issuer PLC Series 2005-4, Class A6
	55,169	0.748	12/20/54	83,111
	Granite Master Issuer PLC Series 2006-1X, Class A6
EUR	1,357,157	0.097	12/20/54	1,510,513
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	44,135	0.748	12/20/54	66,484
	Granite Master Issuer PLC Series 2006-2, Class A6
	33,101	0.728	12/20/54	49,863
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$77,237	0.356	12/20/54	76,847

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(d) – (continued)
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	44,135	0.728%	12/20/54	$66,473
	Granite Master Issuer PLC Series 2007-2, Class 2B1
	$500,000	0.447	12/17/54	490,675
	Granite Master Issuer PLC Series 2007-2, Class 4A2
GBP	55,831	0.729	12/17/54	84,095
	Granite Mortgages PLC Series 2003-2, Class 1B
	$64,002	1.267	07/20/43	63,829
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	85,431	1.064	07/20/43	129,139
	Granite Mortgages PLC Series 2004-2, Class 3A
	150,817	0.906	06/20/44	227,422
	Granite Mortgages PLC Series 2004-3, Class 2A1
	$34,768	0.625	09/20/44	34,687
	Granite Mortgages PLC Series 2004-3, Class 3A2
GBP	95,939	0.966	09/20/44	144,874
	GS Mortgage Securities Trust Series 2007-GG10, Class A4
	$5,381,608	5.988	08/10/45	5,682,051
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	43,905	0.246	09/21/38	50,760
	Leek Finance PLC Series 2017X, Class A2C
	28,552	0.266	12/21/37	33,670
	Leek Finance PLC Series 2018X, Class A2B
	$175,620	0.541	09/21/38	181,338
	New Residential Mortgage Loan Trust Series 2015-1A, Class A1(a)
	824,073	3.750	04/25/52	853,543
	Quadrivio Finance Series 2011-1, Class A1
EUR	155,554	0.498	07/25/60	172,607
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(a)
	$59,646	1.570	12/25/59	59,325
	Thrones PLC Series 2013-1, Class A
GBP	70,265	2.069	07/20/44	105,923

				14,806,670

				18,947,038

	Federal Agencies – 1.8%
	FHLMC – 0.1%
	$261,750	7.000%	02/01/39	$307,048

	FNMA – 1.7%
	60,880	6.000	06/01/22	68,608
	164,692	6.000	04/01/26	185,590
	15,198	6.000	11/01/34	17,362
	851,458	6.000	10/01/35	966,746
	5,793	6.000	11/01/35	6,648
	291,110	6.000	10/01/36	337,520
	696,563	6.000	11/01/38	795,719
	665,913	6.000	01/01/39	766,528
	156,089	7.000	03/01/39	178,238
	20,985	3.000	12/01/42	21,421

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$34,089	3.000%	01/01/43		$34,819
2,000,000	6.000	TBA-30yr	(f)	2,260,000

				5,639,199

TOTAL FEDERAL AGENCIES				$5,946,247

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $25,506,952)				$24,893,285

Agency Debenture – 0.4%
FFCB
$1,300,000	3.500%	12/20/23		$1,417,530
(Cost $1,298,419)

Asset-Backed Securities – 22.0%
Auto – 1.4%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,000,000	1.210%	03/20/17		$1,002,023
Ally Master Owner Trust Series 2012-5, Class A
350,000	1.540	09/15/19		350,197
Ally Master Owner Trust Series 2015-2, Class A2
2,050,000	1.830	01/15/21		2,051,124
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(d)
900,000	0.587	01/15/18		900,267

				4,303,611

Collateralized Loan Obligations – 11.7%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(d)
1,123,378	0.928	11/01/18		1,115,291
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)(d)
600,000	0.000 (g)	04/18/24		577,260
ACIS CLO Ltd. Series 2013-2A, Class A(a)(d)
81,958	0.777	10/14/22		80,949
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(d)(g)
690,191	0.000	10/14/22		677,422
ARES XII CLO Ltd. Series 2007-12A, Class A(a)(d)
1,285,952	0.912	11/25/20		1,272,233
B&M CLO Ltd. Series 2014-1A, Class A1(a)(d)
600,000	1.676	04/16/26		590,271
B&M CLO Ltd. Series 2014-1A, Class A2(a)(d)
100,000	2.226	04/16/26		96,666
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(d)
398,995	0.544	04/29/19		387,999
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(d)
434,828	0.548	02/01/22		427,523
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(d)
792,922	0.548	02/01/22		779,600
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)(d)
84,300	1.026	11/21/22		82,909
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)(d)
2,793,897	1.247	12/31/23		2,741,763

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Crown Point CLO Ltd. Series 2013-2A, Class A2L(a)(d)
$368,270	2.207%	12/31/23		$359,011
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(a)(d)
1,200,000	0.000	12/31/23		1,175,502
Flagship CLO VI Series 2007-1A, Class A1A(a)(d)
306,844	0.512	06/10/21		302,855
Franklin CLO VI Ltd. Series 6A, Class A(a)(d)
860,676	0.509	08/09/19		835,491
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)(d)
2,300,000	0.580	05/01/22		2,254,780
Grayson CLO Ltd. Series 2006-1A, Class A1A(a)(d)
130,398	0.523	11/01/21		127,107
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(a)(d)
1,650,000	1.727	07/25/27		1,626,090
ICG US CLO Ltd. Series 2014-1A, Class ACOM(a)(d)
1,100,000	0.000	04/20/26		1,068,540
Jasper CLO Ltd. Series 2005-1A, Class A(a)(d)
8,012	0.579	08/01/17		8,008
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(d)
728,161	0.671	05/15/21		721,721
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)(d)
2,750,000	1.425	07/15/25		2,691,879
Magnetite VIII Ltd. Series 2014-8A, Class A(a)(d)
950,000	1.755	04/15/26		946,664
Magnetite VIII Ltd. Series 2014-8A, Class B(a)(d)
200,000	2.275	04/15/26		198,147
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(d)
300,000	1.569	11/22/23		295,470
OCP CLO Ltd. Series 2014-5A, Class ACOM(a)(d)
1,150,000	1.421	04/26/26		1,112,510
OFSI Fund V Ltd. Series 2013-5A, Class COMB(a)
300,000	1.592	04/17/25		292,140
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)(d)
1,050,000	0.000 (g)	03/20/25		1,015,140
Parallel Ltd. Series 2015-1A, Class A(a)(d)
1,250,000	1.752	07/20/27		1,240,379
Parallel Ltd. Series 2015-1A, Class B(a)(d)
250,000	2.352	07/20/27		243,746
Red River CLO Ltd. Series 1A, Class A(a)(d)
125,840	0.548	07/27/18		125,233
Shackleton CLO Ltd. Series 2014-5A, Class A(a)(d)
1,300,000	1.811	05/07/26		1,288,876
Shackleton CLO Ltd. Series 2014-5A, Class B1(a)(d)
300,000	2.311	05/07/26		292,780
SPS Servicer Advance Receivables Trust Series 2015-T1, Class A(a)
6,450,000	2.530	06/15/45		6,450,000
Westchester CLO Ltd. Series 2007-1X, Class A1A(d)
136,189	0.503	08/01/22		134,408
Whitehorse VIII Ltd. Series 2014-1A, Class A(a)(d)
1,250,000	1.689	05/01/26		1,233,194
Whitehorse VIII Ltd. Series 2014-1A, Class B(a)(d)
250,000	2.239	05/01/26		241,187

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations – (continued)
	Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(a)(d)
	$1,800,000	1.737%	07/16/27	$1,761,300
	Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)(d)
	800,000	1.714	04/15/26	786,320

				37,658,364

	Credit Card – 2.2%
	Bank of America Credit Card Trust Series 2014-A1, Class A(d)
	2,050,000	0.587	06/15/21	2,048,919
	Capital One Multi-Asset Execution Trust Series 2015-A1, Class A
	2,800,000	1.390	01/15/21	2,812,286
	Chase Issuance Trust Series 2015-A2, Class A
	2,300,000	1.590	02/18/20	2,322,588

				7,183,793

	Home Equity(a)(d) – 0.1%
	Springleaf Mortgage Loan Trust Series 2013-2A, Class A
	345,086	1.780	12/25/65	341,541

	Student Loan(d) – 6.6%
	Access Group, Inc. Series 2006-1, Class A2
	289,820	0.439	08/25/23	286,328
	Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
	832,510	0.994	02/25/41	812,603
	Brazos Higher Education Authority, Inc. Series 2005-1, Class A3
	532,735	0.436	09/26/22	529,310
	Educational Services of America, Inc. Series 2012-1, Class A1(a)
	110,239	1.344	09/25/40	110,556
	Educational Services of America, Inc. Series 2014-1, Class A(a)
	1,450,319	0.894	02/25/39	1,420,574
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(a)
	500,000	1.194	02/25/25	499,040
	Goal Capital Funding Trust Series 2006-1, Class A3
	172,488	0.449	11/25/26	171,265
	Higher Education Funding I Series 2005-1, Class A4
	450,000	0.469	02/25/30	442,056
	Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
	3,590,246	0.943	12/01/31	3,571,397
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
	3,384,396	1.216	05/20/30	3,404,137
	Nelnet Student Loan Trust Series 2005-4, Class A3
	727,453	0.449	06/22/26	717,562
	Northstar Education Finance, Inc. Series 2012-1, Class A(a)
	221,339	0.894	12/26/31	217,643
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(a)
	108,750	0.744	05/25/27	109,317
	SLC Student Loan Trust Series 2006-1, Class A4
	70,244	0.417	12/15/21	69,924
	SLM Student Loan Trust Series 2003-12, Class A5(a)
	1,281,543	0.617	09/15/22	1,272,478
	SLM Student Loan Trust Series 2003-14, Class A5
	356,487	0.525	01/25/23	352,164

	Asset-Backed Securities – (continued)
	Student Loan(d) – (continued)
	SLM Student Loan Trust Series 2004-1, Class A3
	$1,489,139	0.505%	04/25/23	$1,471,654
	SLM Student Loan Trust Series 2004-8A, Class A5(a)
	1,575,871	0.795	04/25/24	1,562,681
	SLM Student Loan Trust Series 2006-2, Class A5
	3,124,992	0.405	07/25/25	3,103,273
	SLM Student Loan Trust Series 2006-8, Class A4
	69,615	0.375	10/25/21	69,386
	SLM Student Loan Trust Series 2006-9, Class A4
	205,291	0.365	10/25/22	204,725
	SLM Student Loan Trust Series 2008-4, Class A4
	500,000	1.945	07/25/22	503,483
	SLM Student Loan Trust Series 2012-2, Class A
	154,629	0.894	01/25/29	151,504
	Wachovia Student Loan Trust Series 2005-1, Class A5
	265,453	0.425	01/26/26	260,288

				21,313,348

	TOTAL ASSET-BACKED SECURITIES
	(Cost $70,788,835)			$70,800,657

	Foreign Debt Obligations – 4.8%
	Sovereign – 4.8%
	Dominican Republic
	$459,050	9.040%	01/23/18	$486,593
	200,000	7.500	05/06/21	215,000
	520,000	5.500 (a)	01/27/25	501,150
	200,000	7.450	04/30/44	204,250
	110,000	6.850	01/27/45	105,738
	Hungary Government Bond
	800,000	4.125	02/19/18	829,600
	Italy Buoni Poliennali Del Tesoro
EUR	1,159,736	2.350	09/15/19	1,413,943
	590,000	3.750	05/01/21	757,542
	470,000	5.500	11/01/22	671,356
	Kommunalbanken AS(a)
	$100,000	1.000	09/26/17	100,178
	Republic of Croatia
	200,000	6.375	03/24/21	215,000
	200,000	5.500	04/04/23	205,000
	Republic of Indonesia
	600,000	6.875 (a)	01/17/18	657,750
	320,000	6.875	01/17/18	350,800
	Republic of Turkey
	170,000	7.000	09/26/16	177,565
	Republic of Venezuela
	90,000	7.750	10/13/19	30,825
	70,000	6.000	12/09/20	23,100
	70,000	12.750	08/23/22	29,925
	60,000	9.000	05/07/23	20,550
	430,000	8.250	10/13/24	144,050
	130,000	7.650	04/21/25	43,225
	50,000	11.750	10/21/26	19,250
	120,000	9.250	09/15/27	46,500

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations (continued)
	Republic of Venezuela – (continued)
	$150,000	9.250%		05/07/28	$50,250
	100,000	11.950		08/05/31	39,000
	30,000	9.375		01/13/34	10,350
	60,000	7.000		03/31/38	19,350
	Spain Government Bond(a)
EUR	410,000	5.500		04/30/21	567,646
	United Mexican States
MXN	41,838,570	0.000	(g)	10/01/15	2,471,646
	5,201,300	0.000	(g)	10/15/15	307,139
	31,417,380	0.000	(g)	11/19/15	1,849,498
	12,014,410	0.000	(g)	12/10/15	705,950
	27,043,420	0.000	(g)	12/17/15	1,588,072
	3,950,960	5.000		06/16/16	242,995
	$390,000	3.625		03/15/22	393,510
	20,000	6.050		01/11/40	21,900
	30,000	4.750		03/08/44	27,375
	50,000	5.550		01/21/45	51,250

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $16,112,404)				$15,594,821

	Municipal Debt Obligations – 1.4%
	Massachusetts – 0.5%
	Massachusetts State Development Finance Agency RB (Refunding-Taxable) (Simmons College) Series 2015 K-2
	$1,715,000	1.800%		10/01/16	$1,716,166

	New Jersey – 0.4%
	New Jersey Economic Development Authority RB Series B(g)
	550,000	0.000		02/15/16	547,509
	New Jersey State Turnpike Authority RB Unrefunded Balance Taxable Series 2003 B
	715,000	4.252		01/01/16	721,220

					1,268,729

	Puerto Rico – 0.5%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	10,000	6.000		07/01/38	6,963
	15,000	6.000		07/01/44	10,388
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500		07/01/28	10,406
	20,000	5.750		07/01/37	13,725
	30,000	5.250		07/01/42	20,325
	15,000	6.000		07/01/47	10,350
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	30,000	5.000		07/01/33	20,325
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41	6,500
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	35,000	5.500		07/01/32	22,794

	Municipal Debt Obligations (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	$10,000	5.875%		07/01/36	$6,513
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34	6,550
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500		07/01/26	6,588
	65,000	5.500		07/01/39	42,087
	25,000	5.000		07/01/41	16,062
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	20,000	5.250		07/01/37	12,900
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	860,000	8.000		07/01/35	645,000
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250		07/01/27	6,550
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(g)
	10,000	0.000		08/01/35	1,082
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
	10,000	0.000		08/01/37	987
	10,000	0.000		08/01/38	927
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	5,000	5.250		08/01/40	3,119
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	5,000	5.250		08/01/27	2,144
	120,000	0.000	(g)	08/01/32	48,760
	60,000	5.750		08/01/37	25,350
	5,000	6.375		08/01/39	2,131
	350,000	6.000		08/01/42	147,875
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	25,000	0.000	(g)	08/01/33	7,689
	40,000	5.500		08/01/37	16,850
	45,000	5.375		08/01/39	18,956
	105,000	5.500		08/01/42	44,231
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
	20,000	5.375		08/01/38	8,425
	5,000	6.000		08/01/39	2,113
	370,000	5.250		08/01/41	155,862
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
	230,000	5.000		08/01/43	96,887
	20,000	5.250		08/01/43	8,425

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
$90,000	5.500%	08/01/28	$38,812

			1,494,651

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,911,359)			$4,479,546

U.S. Treasury Obligations – 1.9%
United States Treasury Bonds(h)
$359,000	3.625%	08/15/43	$413,381
600,000	3.625	02/15/44	690,060
United States Treasury Inflation Protected Securities
2,741,518	0.125	01/15/22	2,676,846
1,206,916	0.625	01/15/24	1,202,764
165,624	2.125	02/15/40	195,824
United States Treasury Notes
100,000	1.500 (h)	05/31/20	100,893
700,000	1.750	09/30/22	699,727

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,921,378)			$5,979,495

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $319,017,908)			$315,289,009

Short-term Investments – 1.1%
Commercial Paper – 0.7%
Barclays Bank PLC
$2,217,000	1.038%	03/11/16	$2,217,000

Repurchase Agreements(i) – 0.4%
Joint Repurchase Agreement Account II
1,500,000	0.122	10/01/15	1,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,717,000)			$3,717,000

TOTAL INVESTMENTS – 99.0%
(Cost $322,734,908)			$319,006,009

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			3,074,809

NET ASSETS – 100.0%			$322,080,818

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $80,927,352, which represents approximately 25.1% of net assets as of September 30, 2015.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,260,000 which represents approximately 0.7% of net assets as of September 30, 2015.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Joint repurchase agreement was entered into on September 30, 2015. Additional information appears on page 83.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	BRL	661,971	USD	161,000	$166,845	10/02/15	$5,845
	INR	10,742,108	USD	162,883	163,326	10/19/15	444
	USD	354,054	JPY	42,421,072	353,738	10/29/15	316
	USD	1,570,713	MXN	26,419,238	1,559,285	10/26/15	11,428
	USD	160,000	TRY	487,803	157,392	12/16/15	2,608
	USD	163,168	TWD	5,311,118	161,168	10/02/15	2,000
	USD	161,610	TWD	5,267,681	159,231	10/26/15	2,379
	ZAR	2,263,991	USD	159,714	161,100	12/17/15	1,386
BNP Paribas SA	COP	488,579,850	USD	155,129	158,141	10/05/15	3,011
	EUR	143,000	PLN	606,774	160,004	12/16/15	692
	USD	160,000	BRL	609,056	153,508	10/02/15	6,492
	USD	165,060	GBP	106,845	161,579	12/16/15	3,481
	USD	160,000	TRY	494,880	159,675	12/16/15	325
	USD	161,119	TWD	5,246,840	159,026	10/05/15	2,093
	USD	314,164	TWD	10,395,674	314,069	11/30/15	95
Citibank NA	COP	159,502,500	USD	51,000	51,627	10/05/15	627
	EUR	144,000	GBP	105,546	161,123	12/16/15	1,508
	JPY	38,601,052	USD	321,000	322,219	12/16/15	1,219
	USD	427,270	CAD	566,528	424,386	12/16/15	2,883
	USD	161,072	CNH	1,053,298	160,912	09/01/16	160
	USD	9,341,580	EUR	8,303,000	9,283,000	11/06/15	58,582
	USD	161,652	EUR	143,000	160,004	12/16/15	1,648
	USD	1,944,783	GBP	1,237,873	1,872,510	10/08/15	72,274
	USD	986,070	MXN	16,620,404	980,950	10/26/15	5,120
	USD	341,746	SGD	485,160	340,042	12/16/15	1,705

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Credit Suisse International (London)	COP	523,022,012	USD	167,314	$168,802	10/29/15	$1,489
	GBP	211,892	EUR	286,000	320,439	12/16/15	430
	USD	760,525	CAD	1,007,141	754,450	12/16/15	6,075
Deutsche Bank AG	CNH	2,087,623	USD	322,000	324,941	12/16/15	2,941
	COP	469,532,000	USD	145,108	152,026	10/02/15	6,919
	EUR	144,000	HUF	45,177,120	161,123	12/16/15	116
	HUF	69,810,173	USD	247,694	248,797	12/16/15	1,102
	ILS	634,256	USD	161,000	161,679	10/02/15	679
	ILS	634,256	USD	161,351	161,856	12/16/15	505
	TWD	10,507,918	USD	318,133	318,867	10/02/15	734
	USD	320,000	CNH	2,046,304	318,510	12/16/15	1,490
	USD	467,384	ILS	1,809,758	461,834	12/16/15	5,550
	USD	160,000	KRW	188,080,000	158,629	10/05/15	1,371
	USD	161,000	KRW	190,076,600	160,200	10/23/15	800
	USD	753,856	MXN	11,974,247	708,272	10/01/15	45,584
	USD	325,226	MXN	5,160,526	304,877	10/15/15	20,349
	USD	1,587,580	MXN	26,815,818	1,576,328	12/17/15	11,252
	USD	160,000	SGD	224,219	157,152	12/16/15	2,848
	USD	160,000	TRY	491,328	158,529	12/16/15	1,471
	USD	160,000	TWD	5,196,800	157,699	10/02/15	2,301
HSBC Bank PLC	CLP	285,552,713	USD	408,000	409,246	10/26/15	1,246
	PHP	7,571,273	USD	160,442	161,835	10/19/15	1,393
	RUB	20,473,692	USD	307,759	310,175	10/21/15	2,416
	TRY	996,440	USD	321,000	321,506	12/16/15	506
	USD	160,000	BRL	615,935	155,242	10/02/15	4,758
	USD	471,796	ILS	1,838,163	469,082	12/16/15	2,713
	USD	160,000	TWD	5,177,952	156,938	10/05/15	3,062
	USD	178,499	TWD	5,779,451	174,822	10/19/15	3,678
JPMorgan Securities, Inc.	CNH	2,086,807	USD	322,000	324,815	12/16/15	2,815
	HUF	68,101,411	USD	242,147	242,707	12/16/15	560
	INR	10,935,670	USD	165,316	165,850	11/03/15	534
	JPY	38,465,440	USD	320,000	321,087	12/16/15	1,087
	KRW	382,892,385	USD	321,192	322,995	10/02/15	1,804
	RUB	17,306,312	USD	261,062	262,190	10/21/15	1,127
	SEK	1,997,154	EUR	212,190	239,058	12/16/15	1,637
	USD	386,000	BRL	1,547,736	385,697	11/04/15	303
	USD	733,001	CAD	969,277	726,086	12/16/15	6,915
	USD	323,296	KRW	382,892,385	322,995	10/02/15	301
	USD	287,902	MXN	4,480,615	265,027	10/01/15	22,875
	USD	279,897	TWD	9,239,403	279,130	12/04/15	767
Morgan Stanley & Co.	BRL	1,296,275	USD	322,000	326,716	10/02/15	4,716
	BRL	2,265,039	USD	545,871	564,450	11/04/15	18,579
	HUF	67,724,999	USD	241,306	241,365	12/16/15	59
	USD	320,000	BRL	1,243,694	313,463	10/02/15	6,537
Royal Bank of Canada	MXN	9,205,783	USD	538,010	543,333	10/26/15	5,323
	USD	91,580	BRL	329,741	83,109	10/02/15	8,471
	USD	1,040,498	MXN	16,177,924	956,918	10/01/15	83,581
	USD	1,714,119	MXN	28,339,538	1,669,607	11/19/15	44,513
	USD	847,162	MXN	14,300,097	841,090	12/10/15	6,072
State Street Bank and Trust	EUR	287,000	GBP	207,891	321,128	12/16/15	6,738
	EUR	191,696	USD	214,049	214,321	11/06/15	272
	SEK	981,228	EUR	104,435	117,453	12/16/15	599

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust (continued)	USD	642,000	JPY	76,571,422	$639,173	12/16/15	$2,827
Westpac Banking Corp.	INR	12,310,833	USD	184,515	187,178	10/19/15	2,663
	NZD	255,000	USD	159,133	162,113	12/16/15	2,981
	USD	2,093,913	EUR	1,853,860	2,074,306	12/16/15	19,608
	USD	160,000	KRW	186,720,000	157,383	10/21/15	2,617
	USD	282,562	TWD	9,255,329	280,519	10/05/15	2,043
TOTAL							$581,023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	GBP	38,234	USD	58,947	$57,820	12/16/15	$(1,126)
	USD	722,328	CNH	4,810,707	734,928	09/01/16	(12,600)
	USD	161,000	INR	10,693,556	162,588	10/19/15	(1,588)
	ZAR	2,217,748	USD	161,000	157,809	12/17/15	(3,191)
BNP Paribas SA	BRL	604,861	USD	160,000	152,451	10/02/15	(7,549)
	CAD	1,855,091	EUR	1,252,336	1,389,651	12/16/15	(11,603)
	EUR	144,000	USD	161,147	161,123	12/16/15	(23)
	GBP	210,908	EUR	287,000	318,951	12/16/15	(2,177)
	GBP	68,611	USD	107,263	103,759	12/16/15	(3,505)
	MXN	21,485,628	USD	1,279,467	1,263,104	12/16/15	(16,363)
	PLN	949,068	USD	251,603	249,184	12/16/15	(2,419)
	USD	478,044	ILS	1,875,223	478,540	12/16/15	(496)
	USD	160,000	TRY	501,296	161,746	12/16/15	(1,746)
Citibank NA	CLP	216,621,700	USD	314,400	310,849	10/13/15	(3,552)
	COP	789,992,300	USD	257,000	255,057	10/26/15	(1,943)
	EUR	136,719	USD	152,878	152,855	11/06/15	(23)
	EUR	143,000	USD	160,988	160,004	12/16/15	(984)
	GBP	426,998	USD	670,842	645,912	10/08/15	(24,930)
	GBP	268,843	USD	415,057	406,565	12/16/15	(8,492)
	HUF	67,699,614	USD	241,659	241,275	12/16/15	(384)
	USD	671,827	CNH	4,344,909	676,292	12/16/15	(4,464)
	USD	160,000	ZAR	2,253,872	160,380	12/17/15	(380)
Credit Suisse International (London)	USD	322,000	RUB	21,576,962	326,890	10/21/15	(4,890)
Deutsche Bank AG	CLP	91,835,949	USD	133,347	131,668	10/22/15	(1,679)
	GBP	125,000	USD	193,095	189,085	10/08/15	(4,009)
	MXN	10,539,274	USD	624,069	619,586	12/16/15	(4,483)
	PLN	604,261	EUR	143,000	158,653	12/16/15	(1,352)
	TWD	8,731,053	USD	268,896	264,104	10/19/15	(4,792)
	USD	161,000	CNH	1,039,786	161,844	12/16/15	(844)
	USD	992,739	CNH	6,598,383	1,008,031	09/01/16	(15,291)
	USD	187,000	INR	12,384,494	188,298	10/19/15	(1,298)
	USD	160,000	INR	10,634,128	161,277	11/03/15	(1,277)
	USD	194,715	SEK	1,655,000	197,756	10/06/15	(3,040)
	USD	501,392	SGD	717,999	503,235	12/16/15	(1,843)
	USD	161,000	TWD	5,370,960	162,305	10/29/15	(1,305)
	USD	317,124	TWD	10,507,918	317,460	11/30/15	(335)
	ZAR	2,146,373	USD	160,000	152,730	12/17/15	(7,270)
HSBC Bank PLC	BRL	1,311,424	USD	333,487	330,534	10/02/15	(2,952)
	CLP	110,352,000	USD	160,000	158,353	10/13/15	(1,647)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
HSBC Bank PLC (continued)	MXN	10,475,338	USD	620,283	$615,827	12/16/15	$(4,456)
	TRY	491,112	USD	160,000	158,460	12/16/15	(1,540)
	USD	160,000	BRL	638,285	160,875	10/02/15	(875)
	USD	160,000	TRY	502,366	162,091	12/16/15	(2,091)
	ZAR	2,244,346	USD	161,000	159,702	12/17/15	(1,298)
HSBC Securities, Inc.	USD	481,000	CNH	3,173,107	484,753	09/01/16	(3,753)
JPMorgan Securities, Inc.	CAD	627,677	USD	481,000	470,194	12/16/15	(10,806)
	EUR	282,000	USD	320,850	315,533	12/16/15	(5,317)
	KRW	217,704,076	USD	184,133	183,615	10/05/15	(518)
	MXN	26,628,430	USD	1,581,918	1,571,632	10/26/15	(10,287)
	MXN	2,719,152	USD	160,000	159,854	12/16/15	(146)
	TWD	19,680,121	USD	601,662	596,483	10/05/15	(5,179)
	USD	321,000	CNH	2,110,503	322,420	09/01/16	(1,420)
	USD	320,782	KRW	382,892,385	322,609	11/02/15	(1,826)
	USD	160,000	TRY	498,538	160,856	12/16/15	(856)
Morgan Stanley & Co.	BRL	1,200,804	USD	312,451	302,653	10/02/15	(9,797)
	EUR	426,000	USD	480,956	476,657	12/16/15	(4,299)
	MXN	2,635,687	USD	159,270	154,948	12/16/15	(4,323)
	USD	319,690	AUD	461,000	322,235	12/16/15	(2,545)
	USD	552,314	BRL	2,265,039	570,886	10/02/15	(18,572)
	USD	96,929	BRL	405,560	101,066	11/04/15	(4,138)
	USD	254,790	TRY	798,321	257,582	12/16/15	(2,792)
Royal Bank of Canada	BRL	626,416	USD	160,000	157,883	10/02/15	(2,117)
	CAD	634,500	USD	481,000	475,304	12/16/15	(5,696)
	MXN	10,499,562	USD	619,078	617,251	12/16/15	(1,827)
	USD	161,000	MXN	2,797,979	164,488	12/16/15	(3,488)
State Street Bank and Trust	AUD	225,000	USD	160,241	157,273	12/16/15	(2,968)
	EUR	199,323	USD	225,854	223,024	12/16/15	(2,830)
	NZD	498,000	USD	318,994	316,598	12/16/15	(2,396)
Westpac Banking Corp.	AUD	444,000	USD	318,148	310,352	12/16/15	(7,796)
	CAD	210,442	USD	160,000	157,642	12/16/15	(2,358)
	GBP	106,044	EUR	144,000	160,369	12/16/15	(755)
	USD	796,633	CNH	5,191,260	808,027	12/16/15	(11,394)
	USD	320,000	CNH	2,100,760	320,932	09/01/16	(932)
	USD	673,421	KRW	802,401,541	675,944	11/09/15	(2,523)
	USD	878,090	NZD	1,401,581	891,039	12/16/15	(12,949)
TOTAL							$(324,708)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At September 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	15	December 2015	$1,362,521	$15,595
Italian 10 Year Government Bonds	2	December 2015	304,581	5,774
Ultra Long U.S. Treasury Bonds	(7)	December 2015	(1,122,844)	(11,830)
5 Year German Euro-Bobl	(9)	December 2015	(1,297,502)	(4,439)
10 Year German Euro-Bund	(5)	December 2015	(872,633)	(15,986)
2 Year U.S. Treasury Notes	144	December 2015	31,540,500	40,469
5 Year U.S. Treasury Notes	475	December 2015	57,244,922	345,865
10 Year U.S. Treasury Notes	21	December 2015	2,703,422	1,823
20 Year U.S. Treasury Bonds	8	December 2015	1,258,750	8,312
TOTAL				$385,583

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	KRW	126,360	05/10/23	3 month KWCDC	2.735%	$(7,495)
		141,900	05/20/23	3 month KWCDC	2.830	(9,256)
		141,900	05/20/23	3 month KWCDC	2.840	(9,346)
TOTAL						$(26,097)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	60	(a)	12/16/20	0.500%	6 month EURO	$(343)	$(36)
CAD	5,700	(a)	12/16/20	1.250	6 month CDOR	8,133	(1,762)
NOK	7,130	(a)	12/16/20	1.500	3 month NIBOR	1,832	5,972
	$10,840	(a)	12/16/20	3 month LIBOR	2.000%	(147,794)	(127,656)
SEK	2,370	(a)	12/16/20	3 month STIBOR	0.500	14,442	3,114
	$9,000	(a)	06/24/21	2.923	3 month LIBOR	(8,795)	125,422
	10,890		09/02/22	2.810	3 month LIBOR	5,189	54,488
EUR	370	(a)	12/16/22	6 month EURO	0.500	8,555	(4,075)
	3,070		05/15/24	1.100	6 month EURO	(12,466)	96,987
	7,020		05/11/25	1.568	6 month EURO	(20,839)	38,850
	3,410	(a)	06/08/25	1.850	6 month EURO	(10,504)	68,056
	520	(a)	07/10/25	1.700	6 month EURO	(17,444)	21,467
	2,440		09/16/25	2.000	6 month EURO	(35,370)	88,318
GBP	1,830		09/16/25	6 month BP	2.750	(23,113)	(38,789)
EUR	230	(a)	09/28/25	1.500	6 month EURO	(1,022)	(250)
	$190	(a)	09/28/25	2.750	3 month LIBOR	(604)	1,105
GBP	290		09/28/25	6 month BP	2.250	499	(382)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	16,630	(a)	12/16/25	0.750%	6 month EURO	$(520,112)	$59,867
	10,000	(a)	12/16/25	1.500	6 month EURO	(303,802)	225,385
GBP	450	(a)	12/16/25	2.000	6 month BP	1,509	7,746
	$11,090	(a)	12/16/25	3 month LIBOR	2.500	(185,547)	(261,170)
	1,990	(a)	12/16/25	3 month LIBOR	3.000	(17,497)	(7,414)
NZD	390		12/16/25	3 month NZDOR	3.750	(1,756)	(2,912)
SEK	19,430		12/16/25	3 month STIBOR	1.500	(18,605)	(150)
AUD	2,340	(a)	12/16/25	3.000	6 month AUDOR	(3,463)	17,178
	1,680		12/16/25	6 month AUDOR	3.500	3,136	(4,090)
GBP	1,840	(a)	12/16/25	6 month BP	2.750	(49,827)	(10,139)
CAD	2,100	(a)	12/16/25	6 month CDOR	2.500	32,879	(20,483)
JPY	332,300	(a)	12/16/25	6 month JYOR	1.000	(22,156)	2,524
	$2,300	(a)	06/24/29	3 month LIBOR	3.218	14,223	(114,498)
EUR	1,760	(a)	06/08/30	6 month EURO	2.100	(3,944)	(45,811)
	$2,570	(a)	09/02/30	3 month LIBOR	3.005	10,860	(51,233)
EUR	1,200	(a)	12/16/30	6 month EURO	1.000	78,190	(10,035)
	2,640		05/11/35	6 month EURO	1.695	52,899	23,212
GBP	1,855	(a)	12/16/45	6 month BP	2.250	(65,277)	(46,565)
	TOTAL					$(1,237,934)	$92,241

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 25	500	1.000%	12/20/20	0.926%	3,307	(1,329)
TOTAL					$3,307	$(1,329)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Inflation Protected Securities	$7,000,000	$7,000,024	$7,143,241
Limited Maturity Obligations	1,300,000	1,300,004	1,326,602
Short Duration Income Fund	1,500,000	1,500,005	1,530,695

REPURCHASE AGREEMENTS — At September 30, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Inflation Protected Securities	Short Duration Income Fund	Limited Maturity Obligations
BNP Paribas Securities Co.	0.110%	$2,775,646	$594,781	$515,477
Citigroup Global Markets, Inc.	0.120	2,279,611	488,488	423,356
Merrill Lynch & Co., Inc.	0.140	1,944,743	416,731	361,167
TOTAL		$7,000,000	$1,500,000	$1,300,000

At September 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.270%	05/14/18
Federal Home Loan Banks	1.625 to 5.625	06/13/16 to 09/07/32
Federal Home Loan Mortgage Corp.	2.500 to 8.000	10/01/16 to 07/01/45
Federal National Mortgage Association	1.250 to 6.500	04/01/16 to 10/01/45
Government National Mortgage Association	3.000 to 7.000	05/15/18 to 09/20/45
United States Inflation Indexed Bonds	0.125	07/15/22
United States Treasury Note	0.500 to 2.375	09/30/16 to 12/31/20
United States Treasury Stripped Securities	0.000	02/15/27 to 05/15/44

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $461,347,374, $420,146,832, $468,821,366, $139,379,602, $8,496,869, $1,438,323,524 and $321,234,908)	$460,819,216
Investments of affiliated issuers, at value (cost $18,393,484, $8,656,741, $270, $0, $0, $80 and $0)	18,393,484
Repurchase agreement, at value which equals cost	—
Cash	4,772,239
Foreign currencies, at value (cost $0, $0, $0, $0, $0, $0 and $10,195, respectively)	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	40,394
Receivables:
Dividends and Interest	1,796,371
Fund shares sold	88,455
Reimbursement from investment adviser	1,532
Investments sold	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts(a)	—
Investments sold on an extended-settlement basis	—
Other assets	3,743
Total assets	485,915,434

Liabilities:
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	—
Payables:
Fund shares redeemed	11,794,104
Investments purchased	4,593,937
Management fees	94,431
Distribution and Service fees and Transfer Agency fees	24,578
Income distribution	14,759
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $0, $26,859,844, $0, $0, $0, $0 and $0, respectively)	—
Investments purchased on an extended — settlement basis	—
Accrued expenses	101,576
Total liabilities	16,623,385

Net Assets:
Paid-in capital	489,806,122
Undistributed (distributions in excess of) net investment income	497,920
Accumulated net realized gain (loss)	(20,114,546)
Net unrealized gain (loss)	(897,447)
NET ASSETS	$469,292,049
Net Assets:
Class A	$32,278,412
Class C	—
Institutional	436,513,231
Administration	164,048
Service	—
Class IR	326,359
Class R	—
Class R6(b)	9,999
Total Net Assets	$469,292,049
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	3,439,439
Class C	—
Institutional	46,559,028
Administration	17,442
Service	—
Class IR	34,831
Class R	—
Class R6(b)	1,066
Net asset value, offering and redemption price per share:(c)
Class A	$9.38
Class C	—
Institutional	9.38
Administration	9.41
Service	—
Class IR	9.37
Class R	—
Class R6(b)	9.38

(a)	Segregated for initial margin on swap transactions of $208,430, $1,189,709, $357,751, $6,049,205 and $1,055,335 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.
(b)	Commenced operations on July 31, 2015.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $9.52, $15.48, $8.80, $10.48, $10.25 and $10.18, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$429,705,523	$468,499,279	$137,453,573	$8,492,945	$1,450,914,653	$317,506,009
8,656,741	270	—	—	80	—
—	—	7,000,000	1,790,000	—	1,500,000
4,368,432	2,478,609	146,815	38,146	1,742,307	73,859
—	—	—	—	—	10,127
—	—	—	—	—	581,023
10,412	15,895	17,412	—	139,975	9,725

1,466,055	463,640	301,022	16,658	4,114,708	2,304,985
447,890	384,785	170,249	—	8,818,739	339,996
24,712	199	33,524	12,097	38,700	40,419
—	5,420,657	—	45,000	72,570	5,936
—	—	151	—	—	4,973
208,430	1,189,709	357,751	—	6,049,205	1,055,336
89,755,818	—	—	—	—	4,044,011
3,014	4,527	849	130	9,028	3,605
534,647,027	478,457,570	145,481,346	10,394,976	1,471,899,965	327,480,004

—	—	65,885	—	—	26,097
—	—	—	—	—	324,708
—	12,446	20,925	—	45,904	32,915

910,009	1,016,625	199,054	—	6,002,021	180,629
2,932,452	2,531,856	—	250,143	6,387,694	1,701,373
171,594	121,335	35,105	1,483	513,946	105,023
80,622	20,084	23,976	88	126,034	12,789
119,799	12,771	51,593	—	57,397	3,418
270,000	—	—	—	—	—
27,150,000	—	—	—	—	—
103,089,102	—	—	—	10,162,969	2,874,008
202,325	138,245	76,573	87,510	202,818	138,226
134,925,903	3,853,362	473,111	339,224	23,498,783	5,399,186

400,247,256	506,039,266	165,428,169	10,058,336	1,454,548,418	325,258,536
502,006	(318,353)	(153,740)	188	6,737,808	(39,291)
(10,270,154)	(30,523,675)	(18,383,885)	1,152	(20,111,230)	(109,793)
9,242,016	(593,030)	(1,882,309)	(3,924)	7,226,186	(3,028,634)
$399,721,124	$474,604,208	$145,008,235	$10,055,752	$1,448,401,182	$322,080,818

$164,298,905	$14,835,238	$32,005,925	$—	$202,144,399	$7,159,296
11,872,030	—	6,947,282	—	33,977,824	645,757
142,400,902	458,744,201	96,209,227	10,030,704	1,164,646,984	313,845,980
—	—	—	25,048	—	—
55,889,014	205,374	—	—	32,309,581	—
3,789,582	809,414	2,332,338	—	15,312,392	409,319
21,460,629	—	7,503,601	—	—	10,466
10,062	9,981	9,862	—	10,002	10,000
$399,721,124	$474,604,208	$145,008,235	$10,055,752	$1,448,401,182	$322,080,818

11,026,861	1,711,322	3,171,545	—	20,007,531	713,958
796,784	—	694,243	—	3,385,335	64,384
9,571,763	52,936,328	9,446,150	1,003,346	115,624,485	31,249,426
—	—	—	2,505	—	—
3,761,048	23,580	—	—	3,212,452	—
254,497	93,593	230,092	—	1,514,250	40,772
1,442,077	—	744,736	—	—	1,042
676	1,152	968	—	993	996

$14.90	$8.67	$10.09	$—	$10.10	$10.03
14.90	—	10.01	—	10.04	10.03
14.88	8.67	10.19	10.00	10.07	10.04
—	—	—	10.00	—	—
14.86	8.71	—	—	10.06	—
14.89	8.65	10.14	—	10.11	10.04
14.88	—	10.08	—	—	10.04
14.88	8.67	10.18	—	10.08	10.04

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

Enhanced Income Fund
Investment income:
Dividends—affiliated issuers	$2,406
Interest	2,836,901
Total investment income	2,839,307

Expenses:
Management fees	615,931
Transfer Agency fees(a)	113,814
Custody, accounting and administrative services	72,747
Professional fees	46,275
Distribution and Service fees(a)	41,919
Registration fees	17,277
Printing and mailing costs	16,765
Trustee fees	14,294
Administration share fees	207
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	6,385
Total expenses	945,614
Less — expense reductions	(47,769)
Net expenses	897,845
NET INVESTMENT INCOME	1,941,462

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments—unaffiliated issuers	98,185
Futures contracts	(896,072)
Written options	—
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(1,351,778)
Futures contracts	86,136
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency translation	—
Net realized and unrealized loss	(2,063,529)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(122,067)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class C	Administration	Class R	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6(b)
Enhanced Income	41,919	—	—	—	21,798	—	91,730	33	—	252	—	1
Government Income	214,640	61,086	—	56,702	111,613	7,941	31,367	—	10,743	2,426	14,742	1
High Quality Floating Rate	20,345	—	—	—	10,580	—	92,844	—	39	587	—	1
Inflation Protected Securities	47,085	39,295	—	18,016	24,484	5,108	15,915	—	—	1,611	4,684	1
Limited Maturity Obligations	—	—	31	—	—	—	501	2	—	—	—	—
Short Duration Government	262,061	174,193	—	—	136,272	22,645	233,478	—	6,659	8,972	—	1
Short Duration Income	6,642	3,481	—	26	3,454	453	62,426	—	—	200	7	1

(b)	Commenced operations on July 31, 2015.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$1,667	$1,938	$—	$—	$2,259	$—
4,766,007	2,246,412	2,743,748	32,819	10,378,133	3,769,057
4,767,674	2,248,350	2,743,748	32,819	10,380,392	3,769,057

1,136,419	963,203	222,406	12,557	3,532,710	636,932
178,833	104,051	51,803	503	408,027	66,541
109,873	88,126	4,332	12,021	132,309	116,553
53,724	57,066	32,997	52,792	52,877	60,612
332,428	20,345	104,396	31	436,254	10,149
37,419	46,371	24,984	12,638	43,825	31,482
38,634	18,595	10,984	12,584	47,994	11,024
14,222	15,749	13,937	13,655	16,323	14,118
—	—	—	—	—	—
67,145	247	—	—	41,618	—
67,145	247	—	—	41,618	—
5,797	7,457	1,432	5,874	17,756	8,603
2,041,639	1,321,457	467,271	122,655	4,771,311	956,014
(300,010)	(443,241)	(79,230)	(112,878)	(755,214)	(220,882)
1,741,629	878,216	388,041	9,777	4,016,097	735,132
3,026,045	1,370,134	2,355,707	23,042	6,364,295	3,033,925

403,301	(115,912)	(153,048)	1,648	936,349	(1,691,665)
2,189,719	(254,371)	278,752	—	6,583,169	1,988,415
(130,060)	—	—	—	—	—
(24,822)	(402,530)	69,982	—	(89,037)	1,368,924
—	—	—	—	—	316,210
—	—	—	—	—	276,181

(6,043,786)	(2,824,799)	(5,834,175)	(2,787)	(7,239,971)	(3,555,456)
(97,485)	(180,325)	40,624	—	(128,423)	23,513
384,587	798,430	40,653	—	(2,479,520)	(664,480)
—	—	—	—	—	66,386
—	5	—	—	—	(7,757)
(3,318,546)	(2,979,502)	(5,557,212)	(1,139)	(2,417,433)	(1,879,729)
$(292,501)	$(1,609,368)	$(3,201,505)	$21,903	$3,946,862	$1,154,196

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$1,941,462	$2,043,906
Net realized gain (loss)	(797,887)	(1,694,506)
Net change in unrealized gain (loss)	(1,265,642)	(999,980)
Net increase (decrease) in net assets resulting from operations	(122,067)	(650,580)

Distributions to shareholders:
From net investment income
Class A Shares	(75,685)	(25,499)
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	(1,814,320)	(2,000,258)
Administration Shares	(448)	(264)
Service Shares	—	—
Class IR Shares	(1,357)	(1,643)
Class R Shares	—	—
Class R6 Shares(b)	(14)	—
Total distributions to shareholders	(1,891,824)	(2,027,664)

From share transactions:
Proceeds from sales of shares	81,271,701	254,212,617
Reinvestment of distributions	1,805,760	1,923,619
Cost of shares redeemed	(105,766,389)	(319,292,198)
Net increase (decrease) in net assets resulting from share transactions	(22,688,928)	(63,155,962)
TOTAL INCREASE (DECREASE)	(24,702,819)	(65,834,206)

Net assets:
Beginning of period	493,994,868	559,829,074
End of period	$469,292,049	$493,994,868
Undistributed (distributions in excess of) net investment income	$497,920	$448,282

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$3,026,045	$5,840,569	$1,370,134	$1,690,534
2,438,138	1,680,589	(772,813)	(3,330,819)
(5,756,684)	10,673,339	(2,206,689)	546,528
(292,501)	18,194,497	(1,609,368)	(1,093,757)

(1,400,140)	(2,564,428)	(18,771)	(40,118)
—	(16,675)	—	—
(53,805)	(88,744)	—	—
(1,548,235)	(3,260,768)	(1,311,293)	(1,598,305)
—	—	—	—
(394,318)	(658,503)	(74)	(66)
(35,101)	(67,343)	(2,180)	(3,820)
(156,470)	(246,630)	—	—
(34)	—	(8)	—
(3,588,103)	(6,903,091)	(1,332,326)	(1,642,309)

52,347,398	125,395,143	152,462,598	478,400,986
2,811,799	5,378,332	1,235,149	1,353,696
(111,608,997)	(171,196,123)	(199,508,777)	(377,995,273)
(56,449,800)	(40,422,648)	(45,811,030)	101,759,409
(60,330,404)	(29,131,242)	(48,752,724)	99,023,343

460,051,528	489,182,770	523,356,932	424,333,589
$399,721,124	$460,051,528	$474,604,208	$523,356,932
$502,006	$1,064,064	$(318,353)	$(356,161)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Inflation Protected Securities Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income (loss)	$2,355,707	$(112,874)
Net realized gain (loss)	195,686	(705,745)
Net change in unrealized gain (loss)	(5,752,898)	4,035,679
Net increase (decrease) in net assets resulting from operations	(3,201,505)	3,217,060

Distributions to shareholders:
From net investment income
Class A Shares	(170,938)	(435,645)
Class C Shares	(16,967)	(85,274)
Institutional Shares	(477,434)	(1,177,192)
Administration	—	—
Service Shares	—	—
Class IR Shares	(13,411)	(25,440)
Class R Shares	(27,807)	(55,213)
Class R6 Shares(a)	(34)	—
Total distributions to shareholders	(706,591)	(1,778,764)

From share transactions:
Proceeds from sales of shares	43,756,408	66,147,736
Reinvestment of distributions	534,604	1,432,221
Cost of shares redeemed	(25,062,529)	(85,654,399)
Net increase (decrease) in net assets resulting from share transactions	19,228,483	(18,074,442)
TOTAL INCREASE (DECREASE)	15,320,387	(16,636,146)

Net assets:
Beginning of period	129,687,848	146,323,994
End of period	$145,008,235	$129,687,848
Undistributed (distributions in excess of) net investment income	$(153,740)	$(1,802,856)

(a)	Commenced operations on July 31, 2015.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Limited Maturity Obligations Fund		Short Duration Government Fund		Short Duration Income Fund
For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$23,042	$34,698	$6,364,295	$12,530,593	$3,033,925	$2,932,853
1,648	(496)	7,430,481	(14,508,586)	2,258,065	(1,042,459)
(2,787)	(239)	(9,847,914)	10,114,595	(4,137,794)	63,782
21,903	33,963	3,946,862	8,136,602	1,154,196	1,954,176

—	—	(776,743)	(2,048,229)	(47,328)	(42,638)
—	—	(59,703)	(182,133)	(4,841)	(7,496)
(23,015)	(35,445)	(6,294,945)	(12,085,363)	(3,306,155)	(3,602,165)
(27)	(26)	—	—	—	—
—	—	(96,334)	(242,379)	—	—
—	—	(68,085)	(191,018)	(3,112)	(3,140)
—	—	—	—	(79)	(110)
—	—	(18)	—	(35)	—
(23,042)	(35,471)	(7,295,828)	(14,749,122)	(3,361,550)	(3,655,549)

—	—	389,861,602	520,933,615	119,423,308	248,878,222
23,042	35,471	6,896,354	13,492,623	3,340,835	3,635,264
—	(1,063)	(252,758,536)	(646,210,246)	(93,518,471)	(125,005,966)
23,042	34,408	143,999,420	(111,784,008)	29,245,672	127,507,520
21,903	32,900	140,650,454	(118,396,528)	27,038,318	125,806,147

10,033,849	10,000,949	1,307,750,728	1,426,147,256	295,042,500	169,236,353
$10,055,752	$10,033,849	$1,448,401,182	$1,307,750,728	$322,080,818	$295,042,500
$188	$188	$6,737,808	$7,669,341	$(39,291)	$288,334

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.42	$0.02	$(0.04)	$(0.02)	$(0.02)
2015 - Institutional	9.41	0.04	(0.03)	0.01	(0.04)
2015 - Administration	9.44	0.03	(0.03)	— (d)	(0.03)
2015 - IR	9.41	0.03	(0.04)	(0.01)	(0.03)
2015 - R6 (Commenced July 31, 2015)	9.39	0.01	(0.01)	— (d)	(0.01)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	9.47	0.01	(0.05)	(0.04)	(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - IR	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)
2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.38	(0.20)%	$32,278	0.68	%(e)	0.70	%(e)	0.47	%(e)	27%
9.38	0.08	436,513	0.34	(e)	0.36	(e)	0.81	(e)	27
9.41	(0.05)	164	0.59	(e)	0.61	(e)	0.56	(e)	27
9.37	(0.08)	326	0.43	(e)	0.45	(e)	0.72	(e)	27
9.38	0.03	10	0.36	(e)	0.38	(e)	0.85	(e)	27

9.42	(0.47)	35,556	0.69		0.71		0.06		39
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$15.02	$0.10	$(0.10)	$—	$(0.12)	$—	$(0.12)
2015 - C	15.02	0.05	(0.10)	(0.05)	(0.07)	—	(0.07)
2015 - Institutional	15.00	0.13	(0.10)	0.03	(0.15)	—	(0.15)
2015 - Service	14.98	0.09	(0.10)	(0.01)	(0.11)	—	(0.11)
2015 - IR	15.01	0.12	(0.10)	0.02	(0.14)	—	(0.14)
2015 - R	15.00	0.08	(0.10)	(0.02)	(0.10)	—	(0.10)
2015 - R6 (Commenced July 31, 2015)	14.83	0.05	0.05	0.10	(0.05)	—	(0.05)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	14.67	0.17	0.39	0.56	(0.21)	—	(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - IR	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.90	0.01%	$164,299	0.90	%(d)	1.04	%(d)	1.37	%(d)	352%
14.90	(0.36)	11,872	1.65	(d)	1.79	(d)	0.62	(d)	352
14.88	0.18	142,401	0.56	(d)	0.70	(d)	1.70	(d)	352
14.86	(0.07)	55,889	1.06	(d)	1.20	(d)	1.22	(d)	352
14.89	0.14	3,790	0.65	(d)	0.79	(d)	1.62	(d)	352
14.88	(0.11)	21,461	1.15	(d)	1.29	(d)	1.12	(d)	352
14.88	0.67	10	0.54	(d)	0.67	(d)	1.91	(d)	352

15.02	3.80	182,381	0.91		1.05		1.16		471
15.02	3.03	12,918	1.66		1.80		0.41		471
15.00	4.23	186,519	0.58		0.71		1.50		471
14.98	3.64	51,176	1.07		1.21		1.00		471
15.01	4.06	3,875	0.66		0.80		1.41		471
15.00	3.55	23,184	1.16		1.30		0.90		471
14.67	(0.83)	194,179	0.92		1.02		0.83		655
14.67	(1.53)	15,202	1.62		1.78		0.12		655
14.64	(0.50)	197,289	0.58		0.69		1.19		655
14.63	(1.00)	53,172	1.08		1.18		0.66		655
14.66	(0.58)	4,157	0.67		0.78		1.25		655
14.65	(1.08)	20,743	1.17		1.28		0.62		655
15.00	2.26	285,955	0.91		1.00		0.69		943
15.00	1.50	25,655	1.66		1.75		(0.06)		943
14.97	2.61	346,782	0.57		0.66		0.97		943
14.96	2.07	79,620	1.07		1.16		0.51		943
14.99	2.51	1,509	0.67		0.75		0.93		943
14.98	2.00	21,907	1.16		1.25		0.41		943
15.37	6.32	396,439	0.92		1.00		1.14		763
15.37	5.53	32,148	1.67		1.75		0.38		763
15.34	6.69	241,382	0.58		0.66		1.48		763
15.33	6.17	89,677	1.08		1.16		0.97		763
15.36	6.59	1,669	0.67		0.75		1.35		763
15.35	6.07	20,368	1.17		1.25		0.87		763
14.95	3.63	442,915	0.92		0.99		1.53		545
14.95	2.86	33,279	1.67		1.74		0.78		545
14.92	3.92	266,217	0.58		0.65		1.86		545
14.91	3.40	98,072	1.08		1.15		1.36		545
14.94	3.89	663	0.67		0.74		1.74		545
14.93	3.31	13,913	1.17		1.24		1.24		545

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$8.72	$0.01		$(0.05)	$(0.04)	$(0.01)
2015 - Institutional	8.72	0.03		(0.06)	(0.03)	(0.02)
2015 - Service	8.76	—	(d)	(0.05)	(0.05)	—	(d)
2015 - IR	8.70	0.02		(0.05)	(0.03)	(0.02)
2015 - R6 (Commenced July 31, 2015)	8.69	0.01		(0.02)	(0.01)	(0.01)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	8.76	0.01		(0.04)	(0.03)	(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(d)	(0.05)	(0.05)	—	(d)
2015 - IR	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	— (d)	(0.02)
2014 - Institutional	8.78	0.04		— (d)	0.04	(0.05)
2014 - Service	8.83	—	(d)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (d)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (d)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	— (d)	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06		(0.06)	— (d)	(0.05	)(f)
2011 - Institutional	8.86	0.09		(0.05)	0.04	(0.08	)(f)
2011 - Service	8.90	0.04		(0.04)	— (d)	(0.04	)(f)
2011 - IR	8.85	0.08		(0.05)	0.03	(0.07	)(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Includes a return of capital amounting to less than $0.005 per share.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.67	(0.46)%	$14,835	0.69	%(e)	0.88	%(e)	0.25	%(e)	31%
8.67	(0.29)	458,744	0.35	(e)	0.54	(e)	0.58	(e)	31
8.71	(0.53)	205	0.84	(e)	1.04	(e)	0.10	(e)	31
8.65	(0.34)	809	0.44	(e)	0.63	(e)	0.50	(e)	31
8.67	(0.15)	10	0.36	(e)	0.51	(e)	0.53	(e)	31

8.72	(0.36)	18,565	0.66		0.90		0.12		64
8.72	(0.19)	503,652	0.36		0.56		0.38		64
8.76	(0.53)	145	0.73		1.07		0.05		64
8.70	(0.28)	996	0.45		0.65		0.32		64
8.76	(0.01)	43,550	0.72		0.95		0.20		130
8.77	0.45	378,958	0.38		0.59		0.50		130
8.81	(0.01)	255	0.85		1.10		0.05		130
8.75	0.24	1,570	0.47		0.69		0.43		130
8.78	0.44	47,438	0.74		0.96		0.44		286
8.78	0.78	158,132	0.40		0.62		0.79		286
8.83	0.41	160	0.89		1.12		0.38		286
8.77	0.69	1,018	0.49		0.71		0.63		286
8.77	(0.21)	85,905	0.75		0.90		0.53		178
8.77	0.01	212,611	0.41		0.56		0.87		178
8.81	(0.44)	448	0.86		1.06		0.41		178
8.76	(0.08)	930	0.50		0.65		0.79		178
8.81	0.00	118,804	0.82		0.87		0.65		175
8.82	0.45	293,924	0.48		0.53		1.00		175
8.86	(0.05)	924	0.98		1.03		0.49		175
8.81	0.36	1,151	0.57		0.62		0.93		175

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.39	$0.18	$(0.43)	$(0.25)	$(0.05)	$—	$—	$(0.05)
2015 - C	10.31	0.14	(0.42)	(0.28)	(0.02)	—	—	(0.02)
2015 - Institutional	10.48	0.19	(0.42)	(0.23)	(0.06)	—	—	(0.06)
2015 - IR	10.43	0.19	(0.42)	(0.23)	(0.06)	—	—	(0.06)
2015 - R	10.38	0.16	(0.42)	(0.26)	(0.04)	—	—	(0.04)
2015 -R6 (Commenced July 31,2015)	10.36	0.03	(0.17)	(0.14)	(0.04)	—	—	(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.29	(0.05)	0.27	0.22	(0.12)	—	—	(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - IR	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (e)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (e)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	0.61	0.78	(0.14)	(0.57)	—	(0.71)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.09	(2.43)%	$32,006	0.72	%(d)	0.84	%(d)	3.51	%(d)	89%
10.01	(2.70)	6,947	1.47	(d)	1.59	(d)	2.69	(d)	89
10.19	(2.20)	96,209	0.38	(d)	0.50	(d)	3.60	(d)	89
10.14	(2.25)	2,332	0.47	(d)	0.59	(d)	3.68	(d)	89
10.08	(2.52)	7,504	0.97	(d)	1.09	(d)	3.13	(d)	89
10.18	(1.40)	10	0.38	(d)	0.63	(d)	2.05	(d)	89

10.39	2.09	38,976	0.69		0.96		(0.47)		161
10.31	1.25	8,161	1.44		1.71		(1.00)		161
10.48	2.40	72,940	0.35		0.62		0.29		161
10.43	2.27	2,526	0.45		0.71		(0.42)		161
10.38	1.81	7,085	0.95		1.22		(1.19)		161
10.29	(6.60)	37,940	0.63		0.84		0.88		262
10.27	(7.29)	10,173	1.38		1.59		(0.01)		262
10.36	(6.22)	91,483	0.29		0.50		1.19		262
10.32	(6.35)	2,021	0.38		0.59		1.03		262
10.30	(6.82)	4,707	0.88		1.10		0.10		262
11.24	5.37	73,665	0.62		0.81		0.39		230
11.28	4.57	19,203	1.38		1.56		(0.29)		230
11.28	5.71	276,216	0.28		0.46		0.53		230
11.25	5.63	3,617	0.37		0.55		0.24		230
11.27	5.10	2,023	0.87		1.05		0.02		230
11.16	11.99	123,135	0.63		0.83		1.63		194
11.20	11.24	24,312	1.28		1.58		1.17		194
11.20	12.34	159,075	0.29		0.49		2.05		194
11.17	12.16	393	0.38		0.58		0.21		194
11.19	11.70	1,411	0.88		1.08		1.61		194
10.95	7.53	79,215	0.67		0.83		1.71		211
10.99	6.72	22,111	1.42		1.58		0.96		211
10.99	7.88	108,491	0.33		0.49		1.99		211
10.97	7.80	116	0.42		0.58		1.93		211
10.98	7.36	1,145	0.92		1.08		1.50		211

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations		Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - Institutional	$10.00	$0.02		$—	(d)	$0.02		$(0.02)
2015 - Administration	10.00	0.01		—	(d)	0.01		(0.01)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - Institutional	10.00	0.03		0.01		0.04		(0.04)
2015 - Administration	10.00	0.01		—	(d)	0.01		(0.01)
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	(d)	—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	(d)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005% per share.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.00	0.23%		$10,031	0.19	%(e)	2.44	%(e)	0.46	%(e)	16%
10.00	0.11		25	0.43	(e)	2.68	(e)	0.22	(e)	16

10.00	0.36		10,009	0.19		4.62		0.35		40
10.00	0.10		25	0.42		4.87		0.12		40
10.00	—	(f)	9,976	0.19	(e)	4.30	(e)	0.10	(e)	—
10.00	—	(f)	25	0.44	(e)	4.55	(e)	(0.15	)(e)	—

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.12	$0.03	$(0.01)	$0.02	$(0.04)	$—	$(0.04)
2015 - C	10.06	0.01	(0.01)	— (d)	(0.02)	—	(0.02)
2015 - Institutional	10.09	0.05	(0.02)	0.03	(0.05)	—	(0.05)
2015 - Service	10.08	0.02	(0.01)	0.01	(0.03)	—	(0.03)
2015 - IR	10.13	0.04	(0.01)	0.03	(0.05)	—	(0.05)
2015 - R6 (Commenced July 31, 2015)	10.09	0.02	(0.01)	0.01	(0.02)	—	(0.02)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.17	0.07	(0.04)	0.03	(0.08)	—	(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—	(0.07)
2015 - IR	10.18	0.09	(0.03)	0.06	(0.11)	—	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (d)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07	— (d)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	— (d)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	— (d)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	— (d)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	— (d)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	— (d)	(0.07)
2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.10	0.17%	$202,144	0.81	%(e)	0.91	%(e)	0.61	%(e)	44%
10.04	(0.03)	33,978	1.21	(e)	1.66	(e)	0.22	(e)	44
10.07	0.34	1,164,647	0.47	(e)	0.57	(e)	0.95	(e)	44
10.06	0.09	32,310	0.97	(e)	1.07	(e)	0.45	(e)	44
10.11	0.30	15,312	0.56	(e)	0.66	(e)	0.86	(e)	44
10.08	0.08	10	0.45	(e)	0.55	(e)	0.90	(e)	44

10.12	0.33	220,814	0.82		0.91		0.67		185
10.06	(0.07)	36,722	1.22		1.67		0.27		185
10.09	0.67	1,003,694	0.48		0.57		1.00		185
10.08	0.17	33,015	0.98		1.08		0.51		185
10.13	0.58	13,505	0.57		0.66		0.91		185
10.17	0.10	277,312	0.82		0.91		0.65		211
10.11	(0.20)	48,324	1.22		1.66		0.26		211
10.14	0.44	1,043,676	0.48		0.57		1.00		211
10.13	(0.06)	38,818	0.98		1.07		0.49		211
10.18	0.35	18,018	0.57		0.66		0.91		211
10.24	0.32	471,348	0.81		0.89		0.42		640
10.17	(0.06)	69,496	1.19		1.64		0.05		640
10.21	0.66	1,133,613	0.47		0.55		0.77		640
10.20	0.26	53,464	0.97		1.05		0.27		640
10.25	0.67	24,501	0.56		0.64		0.68		640
10.30	1.10	808,034	0.79		0.87		0.53		359
10.23	0.65	95,446	1.15		1.62		0.18		359
10.27	1.45	1,265,479	0.45		0.53		0.87		359
10.25	0.85	69,463	0.95		1.03		0.39		359
10.30	1.25	36,019	0.54		0.62		0.77		359
10.23	1.11	1,013,335	0.82		0.87		0.61		312
10.17	0.74	126,533	1.31		1.62		0.12		312
10.20	1.56	1,512,908	0.48		0.53		0.95		312
10.19	1.05	128,073	0.98		1.03		0.45		312
10.24	1.46	9,395	0.57		0.62		0.85		312

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.10	$0.08		$(0.06)	$0.02	$(0.09)	$—		$(0.09)
2015 - C	10.10	0.06		(0.06)	— (d)	(0.07)	—		(0.07)
2015 - Institutional	10.11	0.10		(0.06)	0.04	(0.11)	—		(0.11)
2015 - IR	10.11	0.09		(0.06)	0.03	(0.10)	—		(0.10)
2015 - R	10.11	0.07		(0.06)	0.01	(0.08)	—		(0.08)
2015 - R6 (Commenced July 31, 2015)	10.07	0.03		(0.02)	0.01	(0.04)	—		(0.04)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.17	0.10		(0.04)	0.06	(0.13)	—		(0.13)
2015 - C	10.17	0.06		(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13		(0.03)	0.10	(0.17)	—		(0.17)
2015 - IR	10.18	0.13		(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08		(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12		0.01	0.13	(0.13)	—	(d)	(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(d)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(d)	(0.16)
2014 - IR	10.18	0.15		— (d)	0.15	(0.15)	—	(d)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(d)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(d)	(0.03)	(0.03)	— (d)	—		— (d)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(d)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005% per share.
(f)	Annualized.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.03	0.19%	$7,159	0.79	%(f)	0.93	%(f)	1.58	%(f)	50%
10.03	— (e)	646	1.20	(f)	1.69	(f)	1.18	(f)	50
10.04	0.36	313,846	0.45	(f)	0.59	(f)	1.91	(f)	50
10.04	0.32	409	0.54	(f)	0.68	(f)	1.82	(f)	50
10.04	0.07	10	1.03	(f)	1.17	(f)	1.32	(f)	50
10.04	0.06	10	0.48	(f)	0.62	(f)	1.96	(f)	50

10.10	0.60	3,986	0.79		0.99		0.95		139
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(f)	6.26	(f)	0.79	(f)	29
9.97	(0.28)	10	1.19	(f)	7.01	(f)	0.38	(f)	29
9.97	(0.21)	11,122	0.45	(f)	5.92	(f)	1.11	(f)	29
9.97	(0.22)	10	0.54	(f)	6.01	(f)	0.97	(f)	29
9.97	(0.25)	10	1.04	(f)	6.51	(f)	0.50	(f)	29

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration, IR and R6	Diversified
Government Income	A, C, Institutional, Service, IR, R and R6	Diversified
High Quality Floating Rate	A, Institutional, Service, IR and R6	Diversified
Inflation Protected Securities	A, C, Institutional, IR, R and R6	Diversified
Limited Maturity Obligations	Institutional and Administration	Diversified
Short Duration Government	A, C, Institutional, Service, IR and R6	Diversified
Short Duration Income	A, C, Institutional, IR, R and R6	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Enhanced Income and Government Income Funds were converted to Class A Shares of the Funds.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options —When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$304,639,398	$—
Asset-Backed Securities	—	87,622,966	—
Foreign Debt Obligations	—	4,905,420	—
Government Guarantee Obligation	—	4,909,795	—
U.S. Treasury Obligations	32,904,668	—	—
Investment Company	18,393,484	—	—
Short-term Investments	—	25,836,969	—
Total	$51,298,152	$427,914,548	$—

Derivative Type
Assets(a)
Futures Contracts	$20,104	$—	$—
Liabilities(a)
Futures Contracts	$(389,393)	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$221,314,668	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	138,687,214	35,844,518	—
Asset-Backed Securities	—	23,601,622	—
Municipal Debt Obligation	—	2,261,060	—
Government Guarantee Obligations	—	7,996,441	—
Investment Company	8,656,741	—	—
Total	$147,343,955	$291,018,309	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(27,150,000)	$—

Derivative Type
Assets(a)
Futures Contracts	$106,582	$—	$—
Interest Rate Swap Contracts	—	233,011	—
Total	$106,582	$233,011	$—
Liabilities(a)
Futures Contracts	$(157,523)	$—	$—
Interest Rate Swap Contracts	—	(208,589)	—
Total	$(157,523)	$(208,589)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,501,080	$—
Mortgage-Backed Obligations	—	179,080,105	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	39,585,158	61,080,272	—
Asset-Backed Securities	—	183,087,843	—
Government Guarantee Obligation	—	4,164,821	—
Investment Company	270	—	—
Total	$39,585,428	$428,914,121	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$131,346	$—	$—
Interest Rate Swap Contracts	—	563,196	—
Total	$131,346	$563,196	$—
Liabilities(a)
Futures Contracts	$(143,418)	$—	$—
Interest Rate Swap Contracts	—	(822,072)	—
Total	$(143,418)	$(822,072)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$137,453,573	$—	$—
Short-term Investments	—	7,000,000	—
Total	$137,453,573	$7,000,000	$—

Derivative Type
Assets(a)
Futures Contracts	$252,167	$—	$—
Interest Rate Swap Contracts	—	379,270	—
Total	$252,167	$379,270	$—
Liabilities(a)
Futures Contracts	$(161,079)	$—	$—
Interest Rate Swap Contracts	—	(426,638)	—
Total	$(161,079)	$(426,638)	$—

LIMITED MATURITY OBLIGATIONS FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$5,060,515	$—
Municipal Debt Obligations	—	3,432,430	—
Short-term Investments	—	1,790,000	—
Total	$—	$10,282,945	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$423,930,430	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	719,983,887	286,905,074	—
Government Guarantee Obligation	—	20,095,262	—
Investment Company	80	—	—
Total	$719,983,967	$730,930,766	$—

Derivative Type
Assets(a)
Futures Contracts	$1,367,171	$—	$—
Interest Rate Swap Contracts	—	1,227,731	—
Total	$1,367,171	$1,227,731	$—
Liabilities(a)
Futures Contracts	$(1,422,044)	$—	$—
Interest Rate Swap Contracts	—	(6,537,801)	—
Total	$(1,422,044)	$(6,537,801)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$192,123,675	$—
Mortgage-Backed Obligations	—	24,016,225	877,060
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,979,495	1,417,530	—
Asset-Backed Securities	—	64,350,657	6,450,000
Foreign Debt Obligations	2,842,841	12,751,980	—
Municipal Debt Obligations	—	4,479,546	—
Short-term Investments	—	3,717,000	—
Total	$8,822,336	$302,856,613	$7,327,060

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$581,023	$—
Futures Contracts	417,838	—	—
Interest Rate Swap Contracts	—	839,691	—
Total	$417,838	$1,420,714	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(324,708)	$—
Futures Contracts	(32,255)	—	—
Interest Rate Swap Contracts	—	(773,547)	—
Credit Default Swap Contracts	—	(1,329)	—
Total	$(32,255)	$(1,099,584)	$—

The following is a reconciliation of Level 3 investments for the period ended September 30, 2015:

	Mortgage-Backed Obligations	Asset-Backed Securities
Beginning Balance as of April 1, 2015	$—	$—
Realized gain (loss)	137	27
Net change in unrealized gain (loss) relating to instruments still held at reporting date	47,828	—
Purchases	830,623	6,449,973
Sales	(1,528)	—
Ending Balance as of September 30, 2015	$877,060	$6,450,000

(a)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$20,104	(a)	Variation margin on certain derivative contracts	$(389,393)	(a)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$339,593	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(366,112)	(a)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$694,542	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(965,490)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$631,437	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(587,717)	(a)(b)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$2,594,902	(a)	Variation margin on certain derivative contracts	$(7,959,845)	(a)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$1,257,529	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(805,802)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(1,329)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	581,023		Payable for unrealized loss on forward foreign currency exchange contracts	(324,708)
Total		$1,838,552			$(1,131,839)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $65,885 and $26,097 for Inflation Protected Securities and Short Duration Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(896,072)	$86,136	768

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts and swap contracts	$2,029,618	$287,102	363

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,185,431)	$833,343	345

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$341,230	$81,277	357

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$5,884,949	$(2,360,099)	5,307

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$2,973,328	$(338,815)	871
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	70,062	(161,397)	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	316,210	66,386	280
Total		$3,359,600	$(433,826)	1,153

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate(1)
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(2)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(2)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.26	(2)
Limited Maturity Obligations	0.25	0.25	0.25	0.25	0.25	0.25	0.18	(2)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.48	0.43	(2)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The Enhanced Income, Government Income, High Quality Floating Rate and Short Duration Government Funds invest in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has contractually agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the six months ended September 30, 2015, GSAM waived $31,704, $27,741, $27,994, and $48,263 of the management fee for the Enhanced Income, Government Income, High Quality Floating Rate and Short Duration Government Funds, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2016, for the Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Enhanced Income	$28	N/A
Government Income	1,748	$—
High Quality Floating Rate	143	N/A
Inflation Protected Securities	398	—
Short Duration Government	1,744	—
Short Duration Income	710	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; 0.04% of the average daily net assets of Institutional, Administration and Service Shares; and 0.01% of the average daily net assets of the Institutional and Administration Shares of the Limited Maturity Obligations Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Limited Maturity Obligations, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.004% and 0.014% respectively. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended September 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fees Waivers	Class A Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$31,704	$—	N/A	N/A	$16,065	$47,769
Government Income	48,786	—	$—	$—	251,224	300,010
High Quality Floating Rate	244,714	—	N/A	—	198,527	443,241
Inflation Protected Securities	20,219	—	—	N/A	59,011	79,230
Limited Maturity Obligations	3,516	N/A	N/A	N/A	109,362	112,878
Short Duration Government	413,009	—	60,968	—	281,237	755,214
Short Duration Income	—	—	1,218	N/A	219,664	220,882

G.  Line of Credit Facility — As of September 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended September 30, 2015, Goldman Sachs earned approximately $7,886, $606, $406, $591, $7,799 and $1,201 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of September 30, 2015, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Institutional, Administration, Class R and Class R6 Shares of the following funds:

Fund	Institutional	Administration	Class R	Class R6
Enhanced Income	—%	—%	N/A	100%
High Quality Floating Rate	—	N/A	N/A	100
Inflation Protected Securities	—	N/A	N/A	100
Limited Maturity Obligations	100	100	N/A	N/A
Short Duration Government	—	N/A	N/A	100
Short Duration Income	—	N/A	100%	100

The table below shows the transactions in and earnings from investments in this affiliated Fund For the six months ended September 30, 2015:

Fund	Underlying Fund	Market Value 3/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 09/30/2015	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund	$226	$211,516,108	$(193,122,850)	$—	$—	$18,393,484	$2,406
Government Income	Goldman Sachs Financial Square Government Fund	31	154,728,499	(146,071,789)	—	—	8,656,741	1,667
High Quality Floating Rate	Goldman Sachs Financial Square Government Fund	49,903,803	199,774,672	(249,678,205)	—	—	270	1,938
Short Duration Government	Goldman Sachs Financial Square Government Fund	25,980,969	414,681,805	(440,662,694)	—	—	80	2,259

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2015, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$17,678,508	$91,299,461	$73,557,112	$72,389,592
Government Income	1,640,437,627	11,489,194	1,644,075,724	8,936,777
High Quality Floating Rate	116,460,671	44,494,187	80,361,829	45,576,062
Inflation Protected Securities	125,660,008	—	116,221,537	—
Limited Maturity Obligations	—	3,013,109	—	915,000
Short Duration Government	761,798,112	—	560,078,039	35,277,620
Short Duration Income	69,399,527	118,010,311	95,774,256	53,179,272

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2015, the Funds’ capital loss carryfowards and certain timing differences, on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Capital loss carryforwards:(1)
Expiring 2016	$(2,472,185)	$—	$—	$—	$—	$—	$—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-term	(2,686,204)	(2,798,158)	(918,536)	(1,242,407)	(97)	(6,037,405)	—
Perpetual Long-term	(1,968,991)	(5,868,817)	(2,079,318)	(11,316,996)	—	(7,946,309)	(306,768)
Total capital loss carryforwards	$(17,842,541)	$(8,666,975)	$(27,337,756)	$(12,559,403)	$(97)	$(13,983,714)	$(306,768)
Timing differences (Income Distribution Payable, Qualified Late Year and Straddle Loss Deferrals)	$(1,938,472)	$(4,088,390)	$(2,252,062)	$(5,019,809)	$(399)	$(13,483,015)	$(1,749,426)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of September 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Tax Cost	$481,992,370	$430,181,515	$471,418,241	$149,132,353	$10,286,869	$1,431,349,737	$322,770,016
Gross unrealized gain	693,434	12,632,353	1,334,380	143,327	2,119	22,036,257	1,092,444
Gross unrealized loss	(3,473,104)	(4,451,604)	(4,253,072)	(4,822,107)	(6,043)	(2,471,261)	(4,856,451)
Net unrealized security gain (loss)	$(2,779,670)	$8,180,749	$(2,918,692)	$(4,678,780)	$(3,924)	$19,564,996	$(3,764,007)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of inflation protected securities, premium amortization, and the accretion of market discount.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and, as a result, maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	292,035	$2,746,871	1,534,374	$14,495,791
Reinvestment of distributions	7,203	67,722	2,319	21,906
Shares converted from Class B(a)	—	—	6,490	61,354
Shares redeemed	(633,090)	(5,956,488)	(2,658,840)	(25,121,550)
	(333,852)	(3,141,895)	(1,115,657)	(10,542,499)
Class B Shares(a)
Shares sold	—	—	2	17
Reinvestment of distributions	—	—	—	1
Shares converted to Class A	—	—	(6,504)	(61,354)
Shares redeemed	—	—	(4,309)	(40,646)
	—	—	(10,811)	(101,982)
Institutional Shares
Shares sold	8,346,852	78,462,611	25,367,711	239,631,731
Reinvestment of distributions	184,815	1,736,228	201,298	1,899,808
Shares redeemed	(10,607,075)	(99,635,451)	(31,132,620)	(293,878,166)
	(2,075,408)	(19,436,612)	(5,563,611)	(52,346,627)
Class IR Shares
Shares sold	4,867	45,747	5,601	52,891
Reinvestment of distributions	144	1,349	174	1,642
Shares redeemed	(16,587)	(155,806)	(21,065)	(198,749)
	(11,576)	(108,710)	(15,290)	(144,216)
Administration Shares
Shares sold	686	6,472	3,402	32,187
Reinvestment of distributions	48	448	28	262
Shares redeemed	(1,975)	(18,644)	(5,599)	(53,087)
	(1,241)	(11,724)	(2,169)	(20,638)
Class R6(b)
Shares sold	1,065	10,000	—	—
Reinvestment of distributions	1	13	—	—
	1,066	10,013	—	—
NET DECREASE	(2,422,077)	$(22,688,928)	(6,707,538)	$(63,155,962)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,134,363	$16,866,589	2,618,314	$38,920,028
Reinvestment of distributions	80,110	1,191,772	147,821	2,198,727
Shares converted from Class B(a)	—	—	93,362	1,384,415
Shares redeemed	(2,329,763)	(34,632,100)	(3,956,248)	(58,780,802)
	(1,115,290)	(16,573,739)	(1,096,751)	(16,277,632)
Class B Shares(a)
Shares sold	—	—	2,873	42,483
Reinvestment of distributions	—	—	933	13,810
Shares converted to Class A	—	—	(93,362)	(1,384,415)
Shares redeemed	—	—	(213,262)	(3,161,486)
	—	—	(302,818)	(4,489,608)
Class C Shares
Shares sold	68,387	1,017,452	143,893	2,139,623
Reinvestment of distributions	2,642	39,311	4,294	63,811
Shares redeemed	(134,239)	(1,995,445)	(324,651)	(4,823,276)
	(63,210)	(938,682)	(176,464)	(2,619,842)
Institutional Shares
Shares sold	1,323,295	19,657,476	3,656,799	54,226,544
Reinvestment of distributions	72,100	1,071,150	150,782	2,238,963
Shares redeemed	(4,260,664)	(63,225,884)	(4,842,479)	(71,749,793)
	(2,865,269)	(42,497,258)	(1,034,898)	(15,284,286)
Service Shares
Shares sold	802,873	11,929,557	1,541,509	22,758,344
Reinvestment of distributions	21,988	326,208	37,483	556,030
Shares redeemed	(479,904)	(7,121,980)	(1,797,705)	(26,605,127)
	344,957	5,133,785	(218,713)	(3,290,753)
Class IR Shares
Shares sold	22,810	339,342	70,412	1,047,164
Reinvestment of distributions	2,361	35,101	4,530	67,365
Shares redeemed	(28,833)	(427,318)	(100,399)	(1,496,522)
	(3,662)	(52,875)	(25,457)	(381,993)
Class R Shares
Shares sold	170,102	2,526,977	421,584	6,260,957
Reinvestment of distributions	9,976	148,226	16,130	239,626
Shares redeemed	(283,343)	(4,206,265)	(308,321)	(4,579,117)
	(103,265)	(1,531,062)	129,393	1,921,466
Class R6 Shares(b)
Shares sold	675	10,005	—	—
Reinvestment of distributions	2	31	—	—
Shares redeemed	(1)	(5)	—	—
	676	10,031	—	—
NET DECREASE	(3,805,063)	$(56,449,800)	(2,725,708)	$(40,422,648)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	127,116	$1,105,019	1,186,003	$10,383,510
Reinvestment of distributions	2,122	18,473	4,525	39,635
Shares redeemed	(546,455)	(4,759,223)	(4,030,662)	(35,183,095)
	(417,217)	(3,635,731)	(2,840,134)	(24,759,950)
Institutional Shares
Shares sold	17,374,333	151,141,362	53,480,364	467,701,209
Reinvestment of distributions	139,634	1,214,442	149,757	1,310,182
Shares redeemed	(22,345,018)	(194,421,839)	(39,096,686)	(341,814,640)
	(4,831,051)	(42,066,035)	14,533,435	127,196,751
Service Shares
Shares sold	12,295	107,711	49	433
Reinvestment of distributions	6	48	8	66
Shares redeemed	(5,217)	(45,698)	(12,558)	(110,471)
	7,084	62,061	(12,501)	(109,972)
Class IR Shares
Shares sold	11,354	98,501	36,187	315,834
Reinvestment of distributions	251	2,179	437	3,813
Shares redeemed	(32,444)	(282,012)	(101,655)	(887,067)
	(20,839)	(181,332)	(65,031)	(567,420)
Class R6 Shares(a)
Shares sold	1,152	10,005	—	—
Reinvestment of distributions	1	7	—	—
Shares redeemed	(1)	(5)	—	—
	1,152	10,007	—	—
NET INCREASE (DECREASE)	(5,260,871)	$(45,811,030)	11,615,769	$101,759,409

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	591,947	$6,050,474	1,974,454	$20,609,887
Reinvestment of distributions	12,130	123,623	28,891	306,094
Shares redeemed	(1,184,348)	(12,063,275)	(1,937,527)	(20,214,871)
	(580,271)	(5,889,178)	65,818	701,110
Class C Shares
Shares sold	37,316	379,936	87,110	907,079
Reinvestment of distributions	1,364	13,756	6,318	66,743
Shares redeemed	(135,629)	(1,372,462)	(292,752)	(3,036,390)
	(96,949)	(978,770)	(199,324)	(2,062,568)
Institutional Shares
Shares sold	3,408,965	35,168,320	3,682,455	38,661,251
Reinvestment of distributions	34,917	358,732	91,900	980,092
Shares redeemed	(958,551)	(9,944,374)	(5,645,705)	(59,193,263)
	2,485,331	25,582,678	(1,871,350)	(19,551,920)
Class IR Shares
Shares sold	28,410	293,644	108,737	1,134,382
Reinvestment of distributions	1,304	13,336	2,393	25,426
Shares redeemed	(41,831)	(430,596)	(64,766)	(676,512)
	(12,117)	(123,616)	46,364	483,296
Class R Shares
Shares sold	181,115	1,854,029	464,345	4,835,137
Reinvestment of distributions	2,472	25,126	5,083	53,866
Shares redeemed	(121,728)	(1,251,817)	(243,658)	(2,533,363)
	61,859	627,338	225,770	2,355,640
Class R6(a)
Shares sold	966	10,005	—	—
Reinvestment of distributions	3	31	—	—
Shares redeemed	(1)	(5)	—	—
	968	10,031	—	—
NET INCREASE (DECREASE)	1,858,821	$19,228,483	(1,732,722)	$(18,074,442)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Limited Maturity Obligations Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Institutional Shares
Reinvestment of distributions	2,301	$23,015	3,544	$35,445
Shares redeemed	—	—	(106)	(1,063)
	2,301	23,015	3,438	34,382
Administration Shares
Reinvestment of distributions	2	27	3	26
	2	27	3	26
NET INCREASE	2,303	$23,042	3,441	$34,408

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,823,942	$28,559,498	6,369,831	$64,640,113
Reinvestment of distributions	68,796	696,020	183,504	1,862,779
Shares redeemed	(4,695,830)	(47,490,592)	(12,003,418)	(121,845,576)
	(1,803,092)	(18,235,074)	(5,450,083)	(55,342,684)
Class C Shares
Shares sold	323,432	3,249,444	422,584	4,258,358
Reinvestment of distributions	4,316	43,376	12,689	127,992
Shares redeemed	(593,228)	(5,961,028)	(1,566,338)	(15,791,405)
	(265,480)	(2,668,208)	(1,131,065)	(11,405,055)
Institutional Shares
Shares sold	34,810,362	351,506,674	42,943,721	434,331,265
Reinvestment of distributions	595,619	6,007,952	1,096,812	11,098,058
Shares redeemed	(19,217,275)	(193,822,913)	(47,516,969)	(480,401,294)
	16,188,706	163,691,713	(3,476,436)	(34,971,971)
Service Shares
Shares sold	325,927	3,284,016	349,028	3,528,163
Reinvestment of distributions	8,062	81,190	21,071	212,938
Shares redeemed	(396,967)	(3,997,126)	(927,920)	(9,369,122)
	(62,978)	(631,920)	(557,821)	(5,628,021)
Class IR Shares
Shares sold	321,718	3,251,965	1,395,355	14,175,716
Reinvestment of distributions	6,695	67,800	18,786	190,856
Shares redeemed	(146,825)	(1,486,872)	(1,851,091)	(18,802,849)
	181,588	1,832,893	(436,950)	(4,436,277)
Class R6 Shares(a)
Shares sold	992	10,005	—	—
Reinvestment of distributions	2	16	—	—
Shares redeemed	(1)	(5)	—	—
	993	10,016	—	—
NET INCREASE (DECREASE)	14,239,737	$143,999,420	(11,052,355)	$(111,784,008)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	367,528	$3,695,213	449,324	$4,556,746
Reinvestment of distributions	4,280	43,027	4,189	42,417
Shares redeemed	(52,697)	(529,522)	(287,549)	(2,911,128)
	319,111	3,208,718	165,964	1,688,035
Class C Shares
Shares sold	28,178	283,079	78,769	797,293
Reinvestment of distributions	481	4,841	739	7,486
Shares redeemed	(49,843)	(501,948)	(49,393)	(499,481)
	(21,184)	(214,028)	30,115	305,298
Institutional Shares
Shares sold	11,422,707	115,180,384	24,010,179	243,426,545
Reinvestment of distributions	326,672	3,289,774	353,185	3,582,111
Shares redeemed	(9,168,400)	(92,351,338)	(12,013,669)	(121,578,381)
	2,580,979	26,118,820	12,349,695	125,430,275
Class IR Shares
Shares sold	25,314	254,627	9,685	97,638
Reinvestment of distributions	306	3,082	309	3,140
Shares redeemed	(13,455)	(135,658)	(1,668)	(16,976)
	12,165	122,051	8,326	83,802
Class R Shares
Reinvestment of distributions	8	79	10	110
	8	79	10	110
Class R6 Shares(a)
Shares sold	994	10,005	—	—
Reinvestment of distributions	3	32	—	—
Shares redeemed	(1)	(5)	—	—
	996	10,032	—	—
NET INCREASE	2,892,075	$29,245,672	12,554,110	$127,507,520

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015, which represents a period of 183 out of 366 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$1,000.00	$998.00		$3.41	$1,000.00	$1,000.10		$4.51	$1,000.00	$995.40		$3.45	$1,000.00	$975.70		$3.57
Hypothetical 5% return	1,000.00	1,021.66	+	3.45	1,000.00	1,020.56	+	4.56	1,000.00	1,021.61	+	3.50	1,000.00	1,021.46	+	3.65
Class C
Actual	N/A	N/A		N/A	1,000.00	996.40		8.26	N/A	N/A		N/A	1,000.00	973.00		7.27
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.80	+	8.34	N/A	N/A		N/A	1,000.00	1,017.70	+	7.44
Institutional
Actual	1,000.00	1,000.80		1.71	1,000.00	1,001.80		2.81	1,000.00	997.10		1.75	1,000.00	978.00		1.88
Hypothetical 5% return	1,000.00	1,023.36	+	1.72	1,000.00	1,022.26	+	2.84	1,000.00	1,023.31	+	1.78	1,000.00	1,023.16	+	1.93
Administration
Actual	1,000.00	999.50		2.96	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.11	+	2.99	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	999.30		5.31	1,000.00	994.70		4.20	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.75	+	5.37	1,000.00	1,020.86	+	4.26	N/A	N/A		N/A
Class IR
Actual	1,000.00	999.20		2.16	1,000.00	1,001.40		3.26	1,000.00	996.60		2.20	1,000.00	977.50		2.33
Hypothetical 5% return	1,000.00	1,022.91	+	2.18	1,000.00	1,021.81	+	3.29	1,000.00	1,022.86	+	2.23	1,000.00	1,022.71	+	2.38
Class R
Actual	N/A	N/A		N/A	1,000.00	998.90		5.76	N/A	N/A		N/A	1,000.00	974.80		4.80
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.30	+	5.82	N/A	N/A		N/A	1,000.00	1,020.20	+	4.91
Class R6(a)
Actual	1,000.00	1,000.30		0.59	1,000.00	1,006.70		0.91	1,000.00	998.50		0.60	1,000.00	986.00		0.63
Hypothetical 5% return	1,000.00	1,007.76	+	0.59	1,000.00	1,007.45	+	0.91	1,000.00	1,007.75	+	0.60	1,000.00	1,007.72	+	0.64

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

	Limited Maturity Obligations Fund							Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 4/1/15		Ending Account Value 9/30/15			Expenses Paid for the 6 months ended 9/30/15*		Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*	Beginning Account Value 4/1/15	Ending Account Value 9/30/15		Expenses Paid for the 6 months ended 9/30/15*
Class A
Actual	$	N/A	$	N/A		$	N/A	$1,000.00	$1,001.70		$4.06	$1,000.00	$1,001.90		$3.96
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,021.01	+	4.10	1,000.00	1,021.11	+	4.00
Class C
Actual		N/A		N/A			N/A	1,000.00	999.70		6.07	1,000.00	1,000.00		5.97
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,019.00	+	6.12	1,000.00	1,019.10	+	6.02
Institutional
Actual		1,000.00		1,002.30			0.95	1,000.00	1,003.40		2.36	1,000.00	1,003.60		2.26
Hypothetical 5% return		1,000.00		1,024.12	+		0.96	1,000.00	1,022.71	+	2.38	1,000.00	1,022.81	+	2.28
Administration
Actual		1,000.00		1,001.10			2.16	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return		1,000.00		1,022.91	+		2.18	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual		N/A		N/A			N/A	1,000.00	1,000.90		4.87	N/A	N/A		N/A
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,020.20	+	4.91	N/A	N/A		N/A
Class IR
Actual		N/A		N/A			N/A	1,000.00	1,003.00		2.81	1,000.00	1,003.20		2.71
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,022.26	+	2.84	1,000.00	1,022.36	+	2.74
Class R
Actual		N/A		N/A			N/A	N/A	N/A		N/A	1,000.00	1,000.70		5.17
Hypothetical 5% return		N/A		N/A			N/A	N/A	N/A		N/A	1,000.00	1,019.90	+	5.22
Class R6(a)
Actual		N/A		N/A			N/A	1,000.00	1,000.60		0.75	1,000.00	1,000.60		0.80
Hypothetical 5% return		N/A		N/A			N/A	1,000.00	1,007.60	+	0.75	1,000.00	1,007.55	+	0.81

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Class IR	Class R	Class R6(a)
Enhanced Income	0.68%	N/A	0.34%	0.59%	N/A	0.43%	N/A	0.35%
Government Income	0.90	1.65%	0.56	N/A	1.06%	0.65	1.15%	0.54
High Quality Floating Rate	0.69	N/A	0.35	N/A	0.84	0.44	N/A	0.36
Inflation Protected Securities	0.72	1.47	0.38	N/A	N/A	0.47	0.97	0.38
Limited Maturity Obligations	N/A	N/A	0.19	0.43	N/A	N/A	N/A	N/A
Short Duration Government	0.81	1.21	0.47	N/A	0.97	0.56	N/A	0.45
Short Duration Income	0.79	1.19	0.45	N/A	N/A	0.54	1.03	0.48

(a)	Commenced operations on July 31, 2015.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Income Fund and (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Enhanced Income, High Quality Floating Rate, Short Duration Government, and Short Duration Income Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund (except for the Limited Maturity Obligations Fund, which commenced operations in 2014); and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser and its affiliates to waive certain fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Limited Maturity Obligations

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

and Short Duration Income Funds) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Enhanced Income, High Quality Floating Rate, Short Duration Government, and Short Duration Income Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Enhanced Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the ten-year period, in the third quartile for the three-year period, and in the fourth quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2015. They observed that the Government Income Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees noted that the High Quality Floating Rate Fund’s Institutional Shares had placed in the fourth quartile of its peer group for the one-, three-, five-, and ten-year periods, and had outperformed its benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2015. The Trustees observed that the Inflation Protected Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. They noted that the Limited Maturity Obligations Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2015. They further noted that the Short Duration Government Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three- and ten-year periods and in the third quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2015. The Trustees observed that the Short Duration Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three-year period and the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the management fees and breakpoints of each Fund (with the exception of the Limited Maturity Obligations Fund, which does not have breakpoints) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared the transfer agency, custody, and distribution fees for each Fund (with the exception of the Limited Maturity Obligations Fund, which does not have distribution fees), other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of each Fund that exceed specified levels, as well as the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor and transfer agent, to waive a portion of the distribution and service fees paid by the Short Duration Government and Short

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Duration Income Funds’ Class C Shares and a portion of the transfer agency fees paid by the Limited Maturity Obligations Fund. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013 (2014 only for the Limited Maturity Obligations Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds (other than the Limited Maturity Obligations Fund) at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
First $1 billion	0.25%	0.54%	0.40%	0.33%	0.50%	0.40%
Next $1 billion	0.23	0.49	0.36	0.30	0.45	0.36
Next $3 billion	0.22	0.47	0.34	0.28	0.43	0.34
Next $3 billion	0.22	0.46	0.33	0.27	0.42	0.33
Over $8 billion	0.22	0.45	0.32	0.26	0.41	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Enhanced Income and Short Duration Income Funds) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Short Duration Government and Short Duration Income Funds’ Class C Shares and a portion of the transfer agency fees paid by the Limited Maturity Obligations Fund. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Short Duration Government Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

With respect to the Limited Maturity Obligations Fund, the Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; the Investment Adviser’s undertakings to limit certain expenses of the Fund that exceed a specified level; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed comparable funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the mutual fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of each Fund (with the exception of the Limited Obligations Maturity Fund) as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2016.

FUND BASICS

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of September 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 172510.MF.MED.TMPL/11/2015/SDFISAR-15/23k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2015